UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-08228

The Timothy Plan

(Exact name of registrant as specified in charter)

The Timothy Plan 1055 Maitland Center Commons Maitland, FL 32751
(Address of principal executive offices) (Zip code)

Mike Landis

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-846-7526

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Registrant’s audited annual financial reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

Annual Report
December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS:

Small-Cap Value Fund
Large/Mid-Cap Value Fund
Fixed-Income Fund
Aggressive Growth Fund
Large/Mid-Cap Growth Fund
Strategic Growth Fund
Conservative Growth Fund
Money Market Fund
Patriot Fund

LETTER FROM THE PRESIDENT

December 31, 2006

ARTHUR D. ALLY

Dear Timothy Plan Shareholder:

It is hard to believe that another year has come and gone. The year of 2006 once again demonstrated the fact that markets go up and markets go down as things started out on a strong note, got really weak in the middle months and then finished fairly strong. All-in-all, your Timothy Plan funds performed quite well as you can readily see in the interior of this Annual Report. Although I will leave the specific reporting on each fund to our various sub-advisors, I am pleased to report that, due to good market performance and net inflows of new shareholder dollars, our total assets under management have grown to over $500 million.

As a result of greater asset levels in our various funds, you will notice that the expense ratio in a number of our funds has begun to decrease. This is good news for our shareholders since less of your gross investment return goes to cover the costs of operating the funds and good news for us, the advisor, as we have been subsidizing the various funds to avoid passing all costs of operation through to our shareholders. As long as our assets continue to grow, the ratio of expenses to assets should continue to decline which will have a positive impact on net investment performance.

Of course the two main ingredients to good investment performance are (1) A good investment climate, and (2) good investment management. Although we have little control over the first ingredient, we do take our responsibility on the second ingredient very seriously, i.e., to select top-tier money managers. As a result, we found it necessary to make a change in our Small-Cap Value Fund this year. On January 1st, 2006, Westwood Management Corp. took over management duties and, I think you will agree, they have done a fine job. Although no further management changes are anticipated at this time, our pledge to you, our shareholders, is that we will monitor and pursue the best management firms available to oversee your funds.

I mentioned our Biblical Stewardship Seminar Series in last year’s letter and I am pleased to report that we have formed a not-for-profit company, Sola Scriptura Ministries, to take over responsibility of training and distributing this course to Christian leaders throughout our nation. Pastor Pat Hail, Glendale, AZ, has become Executive Director and would love to hear from you if you would like this comprehensive course taught in your church. Call us at 1-800-846-7526 or click on the Biblical Stewardship Seminar link on our timothyplan.com web site to get in touch with him.

Once again, this letter would be incomplete if I did not thank you for your faithfulness in becoming part of the Timothy Plan Family and the morally responsible investment movement that we represent.

Sincerely,

Arthur D. Ally

President

Letter From The President [1]

RETURNS FOR THE YEAR ENDED

December 31, 2006

TIMOTHY PLAN SMALL CAP VALUE FUND

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Small Cap Value Fund – Class A (With sales charge)	13.38%	7.03%	7.68%
Russell 2000 Index	18.37%	11.39%	9.44%
Timothy Small Cap Value Fund – Class B*	15.26%	7.38%	7.42%
Russell 2000 Index	18.37%	11.39%	9.44%
Timothy Small Cap Value Fund – Class C*	17.62%	N/A	8.25	% (a)
Russell 2000 Index	18.37%	N/A	12.46	% (a)

*	With Maximum Deferred Sales Charge.
(a)	For the period February 3, 2004 (commencement of investment in accordance with objective) to December 31, 2006.

Timothy Plan Small Cap Value Fund A

vs Russell 2000 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund A shares, and the Russell 2000 Index on December 31, 1996 and held through December 31, 2006. The Russell 2000 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Performance Graphs [2]

RETURNS FOR THE YEAR ENDED

December 31, 2006

TIMOTHY PLAN LARGE/MID-CAP VALUE FUND

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Total Return Since Inception
Timothy Large/Mid-Cap Value Fund – Class A (With sales charge)	12.20%	9.42%	7.52	% (a)
S&P 500 Index	15.78%	6.18%	1.80	% (a)
Timothy Large/Mid-Cap Value Fund – Class B*	14.01%	9.79%	7.32	% (b)
S&P 500 Index	15.78%	6.18%	1.69	% (b)
Timothy Large/Mid-Cap Value Fund – Class C*	16.45%	N/A	15.44	% (c)
S&P 500 Index	15.78%	N/A	9.91	% (c)

(a)	For the period July 14, 1999 (commencement of investment in accordance with objective) to December 31, 2006.
(b)	For the period July 15, 1999 (commencement of investment in accordance with objective) to December 31, 2006.
(c)	For the period February 3, 2004 (commencement of investment in accordance with objective) to December 31, 2006.
*	With Maximum Deferred Sales Charge.

Timothy Plan Large/Mid-Cap Value Fund A

vs S&P 500 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund A shares, and the S&P 500 Index on July 14, 1999 and held through December 31, 2006. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Performance Graphs [3]

RETURNS FOR THE YEAR ENDED

December 31, 2006

TIMOTHY PLAN FIXED INCOME FUND

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Total Return Since Inception
Timothy Fixed Income Fund – Class A (With sales charge)	(1.31)%	3.75%	3.58	% (a)
Salomon Brothers Broad Investment Grade Index	4.33%	5.10%	6.24	% (a)
Timothy Fixed Income Fund – Class B*	(0.87)%	3.77%	3.28	% (b)
Salomon Brothers Broad Investment Grade Index	4.33%	5.10%	6.32	% (b)
Timothy Fixed Income Fund – Class C*	1.24%	N/A	1.66	% (c)
Salomon Brothers Broad Investment Grade Index	4.33%	N/A	3.60	% (c)

(a)	For the period July 14, 1999 (commencement of investment in accordance with objective) to December 31, 2006.
(b)	For the period August 5, 1999 (commencement of investment in accordance with objective) to December 31, 2006.
(c)	For the period February 3, 2004 (commencement of investment in accordance with objective) to December 31, 2006.
*	With Maximum Deferred Sales Charge.

Timothy Plan Fixed Income Fund A

vs Salomon Brothers Broad

Investment Grade Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund A shares, and the Salomon Brothers Broad Investment Grade Index on July 14, 1999 and held through December 31, 2006. The Salomon Brothers Broad Investment Grade Index is a widely recognized, unmanaged index of bond prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Performance Graphs [4]

RETURNS FOR THE YEAR ENDED

December 31, 2006

TIMOTHY PLAN AGGRESSIVE GROWTH FUND

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Total Return Since Inception
Timothy Aggressive Growth Fund – Class A) (With sales charge)	1.84%	3.08%	(4.10	)% (a)
Russell Mid Cap Growth Index	10.66%	8.22%	(0.47	)% (a)
Timothy Aggressive Growth Fund – Class B*	3.63%	3.43%	(3.98	)% (b)
Russell Mid Cap Growth Index	10.66%	8.22%	(0.16	)% (b)
Timothy Aggressive Growth Fund – Class C*	5.59%	N/A	7.83	% (c)
Russell Mid Cap Growth Index	10.66%	N/A	11.92	% (c)

(a)	For the period October 5, 2000 (commencement of investment in accordance with objective) to December 31, 2006.
(b)	For the period October 9, 2000 (commencement of investment in accordance with objective) to December 31, 2006.
(c)	For the period February 3, 2004 (commencement of investment in accordance with objective) to December 31, 2006.
*	With Maximum Deferred Sales Charge.

Timothy Plan Aggressive Growth Fund A

vs Russell Mid-Cap Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund A shares, and the Russell Mid-Cap Growth Index on October 5, 2000 and held through December 31, 2006. The Russell Mid-Cap Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Performance Graphs [5]

RETURNS FOR THE YEAR ENDED

December 31, 2006

TIMOTHY PLAN LARGE/MID-CAP GROWTH FUND

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Total Return Since Inception
Timothy Large/Mid-Cap Growth Fund – Class A (With sales charge)	(0.68)%	(1.15)%	(5.83	)% (a)
Russell 1000 Growth Index	9.07%	2.69%	(4.93	)% (a)
Timothy Large/Mid-Cap Growth Fund – Class B*	(0.78)%	(0.79)%	(5.69	)% (b)
Russell 1000 Growth Index	9.07%	2.69%	(4.51	)% (b)
Timothy Large/Mid-Cap Growth Fund – Class C*	2.85%	N/A	3.88	% (c)
Russell 1000 Growth Index	9.07%	N/A	6.20	% (c)

(a)	For the period October 5, 2000 (commencement of investment in accordance with objective) to December 31, 2006.
(b)	For the period October 9, 2000 (commencement of investment in accordance with objective) to December 31, 2006.
(c)	For the period February 3, 2004 (commencement of investment in accordance with objective) to December 31, 2006.
*	With Maximum Deferred Sales Charge.

Timothy Plan Large/Mid-Cap Growth Fund A

vs Russell 1000 Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund A shares, and the Russell 1000 Growth Index on October 5, 2000 and held through December 31, 2006. The Russell 1000 Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Performance Graphs [6]

RETURNS FOR THE YEAR ENDED

December 31, 2006

TIMOTHY PLAN STRATEGIC GROWTH FUND

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Total Return Since Inception
Timothy Strategic Growth Fund – Class A (With sales charge)	4.59%	2.79%	(0.40	)% (a)
S&P 500 Index	15.78%	6.18%	1.48	% (a)
Timothy Strategic Growth Fund – Class B*	6.24%	3.11%	(0.25	)% (b)
S&P 500 Index	15.78%	6.18%	1.88	% (b)
Timothy Strategic Growth Fund – Class C*	8.42%	N/A	7.22	% (c)
S&P 500 Index	15.78%	N/A	9.91	% (c)

(a)	For the period October 5, 2000 (commencement of investment in accordance with objective) to December 31, 2006.
(b)	For the period October 9, 2000 (commencement of investment in accordance with objective) to December 31, 2006.
(c)	For the period February 3, 2004 (commencement of investment in accordance with objective) to December 31, 2006.
*	With Maximum Deferred Sales Charge.

Timothy Plan Strategic Growth Fund A

vs S&P 500 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund A shares, and the S&P 500 Index on October 5, 2000 and held through December 31, 2006. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Performance Graphs [7]

RETURNS FOR THE YEAR ENDED

December 31, 2006

TIMOTHY PLAN CONSERVATIVE GROWTH FUND

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Total Return Since Inception
Timothy Conservative Growth Fund – Class A (With sales charge)	4.09%	4.10%	2.33	% (a)
S&P 500 Index	15.78%	6.18%	1.48	% (a)
Timothy Conservative Growth Fund – Class B*	5.73%	4.44%	2.42	% (b)
S&P 500 Index	15.78%	6.18%	1.88	% (b)
Timothy Conservative Growth Fund – Class C*	8.07%	N/A	6.41	% (c)
S&P 500 Index	15.78%	N/A	9.91	% (c)

(a)	For the period October 5, 2000 (commencement of investment in accordance with objective) to December 31, 2006.
(b)	For the period October 9, 2000 (commencement of investment in accordance with objective) to December 31, 2006.
(c)	For the period February 3, 2004 (commencement of investment in accordance with objective) to December 31, 2006.
*	With Maximum Deferred Sales Charge.

Timothy Plan Conservative Growth Fund A

vs S&P 500 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund A shares, and the S&P 500 Index on October 5, 2000 and held through December 31, 2006. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Performance Graphs [8]

RETURNS FOR THE YEAR ENDED

December 31, 2006

TIMOTHY PLAN PATRIOT FUND

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Total Return Since Inception
Timothy Patriot Fund – Class A (With sales charge)	10.67%	N/A	6.18	% (a)
S&P 500 Index	15.78%	N/A	11.74	% (a)
Timothy Patriot Growth Fund – Class C*	14.82%	N/A	7.58	% (b)
S&P 500 Index	15.78%	N/A	11.74	% (b)

(a)	For the period May 5, 2004 (commencement of investment in accordance with objective) to December 31, 2006.
(b)	For the period May 5, 2004 (commencement of investment in accordance with objective) to December 31, 2006.
*	With Maximum Deferred Sales Charge.

Timothy Plan Patriot Fund A

vs S&P 500 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund A shares, and the S&P 500 Index on May 5, 2004 and held through December 31, 2006. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Performance Graphs [9]

OFFICERS AND TRUSTEES OF THE TRUST

As of December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Arthur D. Ally* 1055 Maitland Center	Chairman and President	Indefinite; Trustee and President since 1994	12
Commons Maitland, FL 32751	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1942	President and controlling shareholder of Covenant Funds, Inc. (“CFI”), a holding company. President and general partner of Timothy Partners, Ltd. (“TPL”), the investment adviser and principal underwriter to each Fund. CFI is also the managing general partner of TPL.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Joseph E. Boatwright** 1410 Hyde Park Drive	Trustee, Secretary	Indefinite; Trustee and Secretary since 1995	12
Winter Park, FL 32792	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1930	Retired Minister. Currently serves as a consultant to the Greater Orlando Baptist Association. Served as Senior Pastor to Aloma Baptist Church from 1970-1996.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Mathew D. Staver** 210 East Palmetto Avenue	Trustee	Indefinite; Trustee since 2000	12
Longwood, FL 32750	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1956	Attorney specializing in free speech, appellate practice and religious liberty constitutional law. Founder of Liberty Counsel, a religious civil liberties education and legal defense organization. Host of two radio programs devoted to religious freedom issues. Editor of a monthly newsletter devoted to religious liberty topics. Mr. Staver has argued before the United States Supreme Court and has published numerous legal articles.		None

Timothy Plan Officers and Trustees [10]

OFFICERS AND TRUSTEES OF THE TRUST

As of December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Richard W. Copeland 631 Palm Springs Drive	Trustee	Indefinite; Trustee from 2005	12
Altamonte Springs, FL 32701	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1947

Principal of Richard W. Copeland, Attoney at Law for 31 years specializing in tax and estate planning. B.A. from Mississippi

College, JD and LLM Taxation from University of Miami.

Associate Professor Stetson University for past 29 years.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Bill Johnson 903 S. Stewart Street	Trustee	Indefinite; Trustee from 2005	12
Fremont, MI 48412	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1946

President (and Founder) of American Decency Association,

Freemont, MI since 1999. Previously served as Michigan State

Director for American Family Association (1987-1999).

Previously a public school teacher for 18 years. B.S. from

Michigan State University and a Masters of Religious Education

from Grand Rapids Baptist Seminary.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Kathryn Tindal Martinez 4398 New Broad Street	Trustee	Indefinite; Trustee from 2005	12
Orlando, FL 32814	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1949

Served on board of directors from 1991 to present, including

House of Hope, B.E.T.A., Childrens’ Home Society, and Susan B.

Anthony List. Previously a private school teacher and insurance adjuster. B.A. received from Florida State University State

University and MAT from Rollins College, FL.

			None

Timothy Plan Officers and Trustees [11]

OFFICERS AND TRUSTEES OF THE TRUST

As of December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
John C. Mulder 2925 Professional Place Colorado Springs, CO 80904	Trustee	Indefinite; Trustee from 2005	12
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1950	President Christian Community Foundation and National Foundation since 2001. Prior: 22 years of executive experience for a group of banks and a trust company. B.A. in Economics from Wheaton College and MBA from University of Chicago.		None
Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Charles E. Nelson 1145 Cross Creek Circle Altamonte Springs, FL	Trustee	Indefinite; Trustee since 2000	12
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1934	Certified Public Accountant. Director of Operations, National Multiple Sclerosis Society Mid Florida Chapter. Formerly Director of Finance, Hospice of the Comforter, Inc. Formerly Comptroller, Florida United Methodist Children’s Home, Inc. Formerly Credit Specialist with the Resolution Trust Corporation and Senior Executive Vice President, Barnett Bank of Central Florida, N.A. Formerly managing partner, Arthur Andersen, CPA firm, Orlando, Florida branch.		None
Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Wesley W. Pennington 442 Raymond Avenue Longwood, FL	Trustee	Indefinite; Trustee since 1994	12
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1930	Retired Air Force Officer. Past President, Westwind Holdings, Inc., a development company, since 1997. Past President and controlling shareholder, Weston, Inc., a fabric treatment company, form 1979-1997. President, Designer Services Group 1980-1988.		None

Timothy Plan Officers and Trustees [12]

OFFICERS AND TRUSTEES OF THE TRUST

As of December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Scott Preissler, Ph.D. 608 Pintale Place	Trustee	Indefinite; Trustee since 2004	12
Flower Mound, TX 75028	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1960	Since 2004, Executive Director of the Center for Biblical Stewardship Studies, Fort Worth, Texas. Previously, President and CEO of Christian Stewardship Association where he was affiliated for 14 years.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Alan M. Ross 11210 West Road	Trustee	Indefinite; Trustee since 2004	12
Roswell, Ga 30075	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1951	Founder and CEO of Corporate Development Institute which he founded five years ago. Previously he served as President and CEO of Fellowship of Companies for Christ and has authored three books: Beyond World Class, Unconditional Excellence, Breaking Through to Prosperity.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Dr. David J. Tolliver 4000 E. Maplewood Drive	Trustee	Indefinite; Trustee from 2005	12
Excelsior Springs, MO 64024	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1951	Since 2005, Cooperative Program Specialist, Missouri Baptist Convention. Previously, Senior Pastor Pisgah Baptist Church, Excelsior Springs, MO (1999-2005). Previously pastored three churches in St. Louis, MO area (1986-1999). Currently serves on Board of Trustees Midwestern Baptist Theological Seminary. Past President Missouri Baptist Convention (2003-2004)		None

Timothy Plan Officers and Trustees [13]

LETTER FROM THE MANAGER

December 31, 2006

SMALL-CAP VALUE FUND

For the year ended December 31, 2006, the Timothy Plan Small-Cap Value Fund – Class A produced a return of 19.69% (without the effect of the sales charge), which exceeded the 18.37% produced by the Russell 2000 Index.

Despite the fact that Fed rhetoric continued to indicate concerns about potential inflation, investors remained hopeful that short-term interest rates would decline in early 2007. Economic data was mixed by year-end, as manufacturing and housing data indicated a slowing economy, while solid employment growth, strong service sector activity, and benign inflation all suggested continued solid economic growth. Consumer spending was also mixed, as strong November retail sales data were offset by a relatively disappointing holiday selling season for major retailers.

An overweight and strong performance in the Materials & Processing, Autos & Transportation and Utilities sectors coupled with strong performance in the Consumer Discretionary sector aided performance. The best performing securities included Titanium Metals and RTI International Metals, both of which responded well to the strength in commodity prices. Additionally, Oregon Steel Mills was the beneficiary of a takeover offer during the period. Other top performers included Horizon Lines Inc, Marcus Corp, Orient Express Hotels and General Communications. Each company reported good earnings growth during the year and saw its valuation expand.

Relative performance was hindered by our exposure to selected securities within the Financial Services, Energy, Producer Durables and Technology sectors. Laggards for the period were Technical Olympic, Foundation Coal, DRS Technologies, Unit Corp and Symmetry Medical, all of which saw their prices fall as investors feared fundamentals were weakening within end markets and after reported earnings that were disappointing relative to investor expectations.

The small cap markets experienced large price swings through 2006 with a 15% rally in the first four months of the year that was entirely erased by mid- June. A second rally that began in July extended through year end and favored lower quality securities as investors priced in the potential for a near term Fed rate cut and merger and acquisition activity continued at an accelerated pace. Market volatility tended to favor different types of companies throughout the year. However, as our investment philosophy dictates, our portfolios are built with a longer- term focus and therefore, our holdings did not materially change to accommodate the market’s favored investment style.

As liquidity flowed strongly into public markets in the second half of 2006, companies saw their share prices boosted by strong fund flows as well as by merger & acquisition activity among industry peers and from private equity funds. Increased liquidity, as we have stated many times before, creates an atmosphere that favors risk. Companies within the small cap sector tend to benefit more from increased takeover activity and risk appetites.

Westwood Management Corporation

Letter From The Manager [14]

FUND PROFILE

December 31, 2006

TIMOTHY PLAN SMALL-CAP VALUE FUND

FUND PROFILE (unaudited):

Top Ten Holdings		Industries
(% of Net Assets)		(% of Net Assets)
Timothy Money Market Fund	3.65%	Industrial Materials	27.31%
Orient Express Hotels, Ltd.	2.51%	Financial Services	20.30%
J&J Snack Foods Corp.	2.48%	Consumer, Cyclical	13.34%
Knoll, Inc.	2.32%	Basic Materials	9.96%
Hydril	2.30%	Technology	8.40%
Stifel Financial Corp.	2.28%	Energy	6.38%
Five Star Quality Care, Inc.	2.27%	Healthcare	4.31%
Layne Christensen Co.	2.27%	Communications	3.24%
Horizon Lines, Inc.	2.25%	Utilities	1.89%
General Communications, Inc.	2.23%	Consumer, Non-cyclical	1.05%

	24.56%	Short-Term Investments	3.65%

		Other Assets Less Liabilities	0.17%

			100.00%

EXPENSE EXAMPLE (unaudited):

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2006, through December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Timothy Plan Top Ten Holdings / Industries [15]

FUND PROFILE

December 31, 2006

TIMOTHY PLAN SMALL CAP-VALUE FUND

Hypothetical example for comparison purposes (unaudited)

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/2006	12/31/2006	7/1/06 through 12/31/06
Actual—Class A	$1,000.00	$1,095.70	$7.94

Hypothetical—Class A	$1,000.00	$1,017.63	$7.65
(5% return before expenses)

Actual—Class B	$1,000.00	$1,091.38	$11.90

Hypothetical—Class B	$1,000.00	$1,013.83	$11.46
(5% return before expenses)

Actual—Class C	$1,000.00	$1,092.13	$11.87

Hypothetical—Class C	$1,000.00	$1,013.86	$11.42
(5% return before expenses)

•	Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Class A, 2.26% for Class B, and 2.25% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the partial year period.) The Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 9.57% for Class A, 9.14% for Class B, and 9.21% for Class C for the six-month period of July 1, 2006, to December 31, 2006.

Timothy Plan Top Ten Holdings / Industries [16]

SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

COMMON STOCKS—86.38%

number of shares		market value
	AEROSPACE/DEFENSE - 4.09%
46,800	Moog, Inc. - Class A *	$1,787,292
38,900	Teledyne Technologies, Inc. *	1,561,057

		3,348,349

	BUILDING & CONSTRUCTION PRODUCTS - 0.95%
15,100	NCI Building Systems, Inc. *	781,425

	COAL - 1.82%
47,000	Foundation Coal Holdings, Inc.	1,492,720

	COMMERCIAL BANKS - WESTERN US - 2.01%
47,800	Cathay General Bancorp	1,649,578

	COMMERCIAL SERVICES - FINANCE - 2.18%
50,200	Macquarie Infrastructure Co.	1,781,096

	COSMETICS & TOILETRIES - 1.06%
40,600	Alberto-Culver Co.	870,870

	ELECTRIC UTILITIES - 1.90%
61,500	Cleco Corp.	1,551,645

	ELECTRONICS COMPONENTS - MISC - 1.93%
64,900	Benchmark Electronics, Inc. *	1,580,964

	ENGINEERING / R&D SERVICES - 1.96%
37,500	URS Corp. *	1,606,875

	ENTERPRISE SOFTWARE/SERVICES - 4.16%
48,000	Mantech International Corp. - Class A *	1,767,840
45,700	Hyperion Solutions Corp. *	1,642,458

		3,410,298

	FIDUCIARY BANKS - 2.03%
58,900	Boston Private Financial Holdings, Inc.	1,661,569

	FINANCE - INVESTMENT BANKER/BROKER - 2.28%
47,600	Stifel Financial Corp. *	1,867,348

	GAS - DISTRIBUTION - 1.01%
26,000	Atmos Energy Corp.	829,660

The accompanying notes are an integral part of these financial statements.

Timothy Plan Small-Cap Value Fund [17]

SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

COMMON STOCKS—86.38% (continued)

number of shares		market value
	GENERAL CONTRACTORS - 2.27%
56,600	Layne Christensen Co. *	$1,858,178

	HEALTH CARE FACILITIES - 2.27%
166,700	Five Star Quality Care, Inc. *	1,858,705

	HOTELS & MOTELS - 4.45%
62,100	Marcus Corp.	1,588,518
43,400	Orient Express Hotels, Ltd. - Class A	2,053,688

		3,642,206

	INDUSTRIAL AUTOMATION/ROBOTICS - 2.14%
55,100	Hurco Companies, Inc. *	1,751,078

	INTIMATE APPAREL - 2.03%
65,400	The Warnaco Group, Inc. *	1,659,852

	LONG DISTANCE CARRIERS - 2.23%
116,200	General Communication, Inc. - Class A *	1,827,826

	MACHINERY - GENERAL INDUSTRY - 3.10%
36,300	Idex Corp.	1,720,983
7,800	Middleby Corp. *	816,426

		2,537,409

	MACHINERY TOOLS & RELATED PRODUCTS - 2.01%
27,900	Kennametal, Inc.	1,641,915

	NON-FERROUS METALS - 1.04%
10,900	RTI International Metals, Inc. *	852,598

	OFFICE FURNISHINGS - ORIG - 2.32%
86,400	Knoll, Inc.	1,900,800

	OIL COMPANY - EXPLORATION & PRODUCTION - 3.20%
17,300	Unit Corp. *	838,185
38,200	Whiting Petroleum Holdings Corp. *	1,780,120

		2,618,305

	OIL FIELD MACHINERY & EQUIPMENT - 2.31%
25,100	Hydril *	1,887,269

	OIL - FIELD SERVICES - 2.04%
51,800	Oil States International, Inc. *	1,669,514

The accompanying notes are an integral part of these financial statements.

Timothy Plan Small-Cap Value Fund [18]

SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

COMMON STOCKS—86.38% (continued)

number of shares		market value
	PAPER & RELATED PRODUCTS - 0.92%
34,316	Longview Fibre Company	$753,236

	PROCESSED & PACKAGED GOODS - 2.48%
49,102	J&J Snack Foods Corp.	2,032,823

	PROPERTY/CASUALTY INSURANCE - 1.06%
48,200	Seabright Insurance Holdings *	868,082

	REGIONAL BANKS - 0.94%
32,512	Placer Sierra Bancshares	772,810

	RETAIL - APPAREL/SHOE - 2.06%
26,600	Children’s Place *	1,689,632

	SOFTWARE & PROGRAMMING - 2.09%
52,900	SI International, Inc. *	1,715,018

	STEEL PIPE & TUBE - 2.06%
50,200	Northwest Pipe Company *	1,687,724

	STEEL - PRODUCERS - 1.00%
44,400	Claymont Steel Holdings, Inc. *	816,516

	STEEL - SPECIALTY - 0.98%
12,900	Oregon Steel Mills, Inc. *	805,089

	STEEL & IRON - 2.02%
34,200	Cleveland Cliffs, Inc.	1,656,648

	TECHNICAL SERVICES - 2.02%
27,700	Washington Group International, Inc. *	1,656,183

	TELECOMMUNICATIONS SERVICES - 1.01%
41,800	Iowa Telecommunications Service	823,878

	TRANSPORT - EQUIPMENT & LEASING - 1.63%
44,600	Greenbriar Companies, Inc.	1,338,000

	TRANSPORT - MARINE - 2.04%
59,809	Genco Shipping & Trading, Ltd.	1,671,064

	TRANSPORT - RAIL - 0.99%
14,600	FreightCar America, Inc.	809,570

The accompanying notes are an integral part of these financial statements.

Timothy Plan Small-Cap Value Fund [19]

SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

COMMON STOCKS—86.38% (continued)

number of shares		market value
	TRANSPORT - SERVICES - 4.29%
71,500	Arlington Tankers, Ltd.	$1,670,955
68,400	Horizon Lines, Inc. - Class A	1,844,064

		3,515,019

	Total Common Stocks (cost $61,815,265)	70,749,344

REITs - 9.80%

number of shares		market value
	REITS - DIVERSIFIED - 1.02%
37,300	Lexington Realty Trust	$836,639

	REITS - HOTELS - 2.97%
36,200	Lasalle Hotel Properties	1,659,770
28,900	Sunstone Hotel Investors, Inc.	772,497

		2,432,267

	REITS - OFFICE PROPERTY - 1.87%
38,300	Maguire Properties, Inc.	1,532,000

	REITS - RESIDENTIAL - 1.77%
31,700	Post Properties, Inc.	1,448,690

	REITS - RETAIL - 2.17%
57,600	Getty Realty Corporation	1,779,840

	Total REITs (cost $7,087,490)	8,029,436

SHORT TERM INVESTMENTS - 3.65%

number of shares		market value
2,985,794	Timothy Plan Money Market Fund, 4.66% (A)(B)	$2,985,794

	Total Short Term Investments (cost $2,985,794)	2,985,794

	TOTAL INVESTMENTS - 99.83% (cost $71,888,549)	$81,764,574

	OTHER ASSETS LESS LIABILITIES - 0.17%	136,425

	NET ASSETS - 100.00%	$81,900,999

*	Non-income producing securities.
(A)	Variable rate security; the yield shown represents the rate at December 31, 2006.
(B)	Fund held is another series within the Timothy Plan

The accompanying notes are an integral part of these financial statements.

Timothy Plan Small-Cap Value Fund [20]

SMALL-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2006

ASSETS
amount
Investments in Securities at Value (cost $71,888,549) [NOTE 1]*	$81,764,574
Receivables for:
Interest	20,988
Dividends	121,391
Fund Shares Sold	608,210
Prepaid expenses	16,539

Total Assets	$82,531,702

LIABILITIES
amount
Payable to Custodian	$68,467
Accrued Advisory Fees	57,080
Accrued 12b-1 Fees Class A	13,592
Accrued 12b-1 Fees Class B	9,544
Accrued 12b-1 Fees Class C	3,243
Payable for Fund Shares Redeemed	422,016
Accrued Expenses	56,761

Total Liabilities	$630,703

NET ASSETS
amount
Class A Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 4,425,157 shares outstanding)	$66,097,218
Net Asset Value and Redemption Price Per Class A Share ($66,097,218 / 4,425,157 shares)	$14.94
Offering Price Per Share ($14.94 / 0.9475)	$15.77
Class B Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 870,941 shares outstanding)	$11,749,594
Net Asset Value and Offering Price Per Class B Share ($11,749,594 / 870,941 shares)	$13.49
Minimum Redemption Price Per Class B Share ($13.49 * 0.97)	$13.09
Class C Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 298,602 shares outstanding)	$4,054,187
Net Asset Value and Offering Price Per Class C Share ($4,054,187 / 298,602 shares)	$13.58
Minimum Redemption Price Per Share ($13.58 * 0.99)	$13.44

Net Assets	$81,900,999

SOURCES OF NET ASSETS
amount
At December 31, 2006, Net Assets Consisted of:
Paid-in Capital	$72,058,658
Accumulated Net Realized Loss on Investments	(33,684)
Net Unrealized Appreciation in Value of Investments	9,876,025

Net Assets	$81,900,999

*	Includes investment at value and cost in affiliated money market fund of $2,985,794.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Small-Cap Value Fund [21]

SMALL-CAP VALUE FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
amount
Interest	$225,231
Dividends	1,976,630

Total Investment Income	2,201,861

EXPENSES
amount
Investment Advisory Fees [NOTE 3]	640,480
Fund Accounting, Transfer Agency, & Administration Fees	160,778
12b-1 Fees (Class A = $145,395, Class B = $141,570, Class C = $30,506) [NOTE 3]	317,471
Custodian Fees	14,195
Audit Fees	20,676
Registration Fees	29,496
Printing Expense	24,419
Legal Expense	15,155
Insurance Expense	4,683
Trustee Fees	2,408
Miscellaneous Expense	47,705

Total Net Expenses	1,277,466

Net Investment Income	924,395

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
amount
Net Realized Gain on Investments	13,978,898
Change in Unrealized Appreciation (Depreciation) of Investments	(1,506,702)

Net Realized and Unrealized Gain on Investments	12,472,196

Net Increase in Net Assets Resulting from Operations	$13,396,591

The accompanying notes are an integral part of these financial statements.

Timothy Plan Small-Cap Value Fund [22]

SMALL-CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS

	year ended 12/31/06	year ended 12/31/05
Operations:
Net Investment Income (Loss)	$924,395	$(106,221)
Net Realized Gain on Investments	13,978,898	1,007,632
Change in Unrealized Appreciation (Depreciation) of Investments	(1,506,702)	(1,450,132)

Net Increase (Decrease) in Net Assets (resulting from operations)	13,396,591	(548,721)

Distributions to Shareholders From:
Net Investment Income:
Class A	(820,792)	—
Class B	(105,079)	—
Class C	(20,127)	—
Net Capital Gains:
Class A	(11,271,142)	(518,282)
Class B	(2,288,809)	(183,935)
Class C	(726,071)	(25,743)

Total Distributions	(15,232,020)	(727,960)

Capital Share Transactions:
Proceeds from Shares Sold:
Class A *	15,544,541	11,760,199
Class B	18,972	69,002
Class C	1,612,470	1,236,760
Dividends Reinvested:
Class A	11,625,870	263,140
Class B	2,226,485	169,410
Class C	737,045	25,281
Cost of Shares Redeemed:
Class A	(8,491,371)	(4,957,404)
Class B *	(6,541,612)	(2,798,536)
Class C	(335,061)	(441,768)

Net Increase in Net Assets (resulting from capital share transactions)	16,397,339	5,326,084

Total Increase in Net Assets	14,561,910	4,049,403

Net Assets:
Beginning of Year	67,339,089	63,289,686

End of Year	$81,900,999	$67,339,089

Accumulated Undistributed Net Investment Income	$—	$—

Shares of Capital Stock of the Fund Sold and Redeemed:
Shares Sold:
Class A *	947,995	802,891
Class B	1,225	5,192
Class C	106,268	91,655
Shares Reinvested:
Class A	781,834	17,232
Class B	165,784	12,009
Class C	54,515	1,793
Shares Redeemed:
Class A	(513,525)	(339,654)
Class B *	(436,662)	(207,329)
Class C	(22,115)	(32,619)

Net Increase in Number of Shares Outstanding	1,085,319	351,170

*	Includes automatic conversion of Class B shares ($4,719,360 representing 316,223 shares) to Class A shares ($4,719,360 representing 290,254 shares).

The accompanying notes are an integral part of these financial statements.

Timothy Plan Small-Cap Value Fund [23]

SMALL-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

SMALL-CAP VALUE FUND—CLASS A SHARES

year ended 12/31/06	year ended 12/31/05	year ended 12/31/04	year ended 12/31/03	year ended 12/31/02
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$15.27	$15.59	$15.45	$11.13	$13.79

Income from Investment Operations:
Net Investment Income (Loss)	0.22	0.01	(A)	(0.04	) (A)	(0.07	) (A)	(0.05	) (A)
Net Realized and Unrealized Gain (Loss) on Investments	2.77	(0.17)	1.83	4.39	(2.60)

Total from Investment Operations	2.99	(0.16)	1.79	4.32	(2.65)

Less Distributions:
Dividends from Realized Gains	(3.10)	(0.16)	(1.65)	—	(0.01)
Dividends from Net Investment Income	(0.22)	—	—	—	—

Total Distributions	(3.32)	(0.16)	(1.65)	—	(0.01)

Net Asset Value at End of Year	$14.94	$15.27	$15.59	$15.45	$11.13

Total Return (B)(C)	19.69%	(1.01)%	11.60%	38.81%	(19.25)%

Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$66,097	$49,008	$42,542	$34,185	$22,603

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	1.52%	1.56%	1.48%	1.71%	1.75%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	1.52%	1.56%	1.48%	1.71%	1.75%

Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	1.39%	0.05%	(0.30)%	(0.55)%	(0.46)%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	1.39%	0.05%	(0.30)%	(0.55)%	(0.46)%

Portfolio Turnover	148.02%	44.24%	57.59%	47.99%	66.95%

(A)	Per share amounts calculated using average shares method.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Small-Cap Value Fund [24]

SMALL-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

SMALL-CAP VALUE FUND—CLASS B SHARES

	year ended 12/31/06	year ended 12/31/05		year ended 12/31/04		year ended 12/31/03		year ended 12/31/02
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$14.09	$14.51		$14.59		$10.59		$13.22

Income from Investment Operations:
Net Investment Income (Loss)	0.14	(0.10	) (A)	(0.15	) (A)	(0.16	) (A)	(0.14	) (A)
Net Realized and Unrealized Gain (Loss) on Investments	2.50	(0.16)		1.72		4.16		(2.48)

Total from Investment Operations	2.64	(0.26)		1.57		4.00		(2.62)

Less Distributions:
Dividends from Realized Gains	(3.10)	(0.16)		(1.65)		—		(0.01)
Dividends from Net Investment Income	(0.14)	—		—		—		—

Total Distributions	(3.24)	(0.16)		(1.65)		—		(0.01)

Net Asset Value at End of Year	$13.49	$14.09		$14.51		$14.59		$10.59

Total Return (B)(C)	18.82%	(1.77)%		10.78%		37.77%		(19.85)%

Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$11,750	$16,072		$19,306		$18,738		$14,509

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	2.27%	2.31%		2.23%		2.47%		2.49%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	2.27%	2.31%		2.23%		2.47%		2.49%

Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	0.69%	(0.70)%		(1.05)%		(1.39)%		(1.12)%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	0.69%	(0.70)%		(1.05)%		(1.39)%		(1.12)%

Portfolio Turnover	148.02%	44.24%		57.59%		47.99%		66.95%

(A)	Per share amounts calculated using average shares method.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Small-Cap Value Fund [25]

SMALL-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

SMALL-CAP VALUE FUND—CLASS C SHARES

	year ended 12/31/06	year ended 12/31/05		period ended 12/31/04 (A)
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$14.12	$14.55		$15.00

Income from Investment Operations:
Net Investment Income (Loss)	0.09	(0.10	) (B)	(0.05	) (B)
Net Realized and Unrealized Gain (Loss) on Investments	2.56	(0.17)		1.25

Total from Investment Operations	2.65	(0.27)		1.20

Less Distributions:
Dividends from Realized Gains	(3.10)	(0.16)		(1.65)
Dividends from Net Investment Income	(0.09)	—		—

Total Distributions	(3.19)	(0.16)		(1.65)

Net Asset Value at End of Period	$13.58	$14.12		$14.55

Total Return (C)(D)	18.80%	(1.84)%		8.02%

Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$4,054	$2,258		$1,442	(E)

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	2.27%	2.31%		2.23	% (F)
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	2.27%	2.31%		2.23	% (F)

Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	0.61%	(0.70)%		(1.05	)% (F)
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	0.61%	(0.70)%		(1.05	)% (F)

Portfolio Turnover	148.02%	44.24%		57.59%

(A)	For the period February 3, 2004 (Commencement of Operations) to December 31, 2004.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Small-Cap Value Fund [26]

LETTER FROM THE MANAGER

December 31, 2006

LARGE/MID-CAP VALUE FUND

For the year ended December 31, 2006, the Timothy Plan Large/Mid-Cap Value Fund – Class A produced a return of 18.41% (without the effect of the sales charge), which exceeded the 15.78% produced by the S&P 500 Index.

An overweight and strong performance in the Materials & Processing sector coupled with strong performance in the Health Care and Financial Services sectors aided performance. The best performing securities included Titanium Metals, Marathon Oil and Precision Castparts, all of which responded well to the strength in commodity prices. Additionally, within Financial Services, asset management and brokerage firms AllianceBernstein Holding, Bear Stearns Cos. and BlackRock, Inc. were bid higher as their results continued to beat expectations.

Relative performance was hindered by our exposure to the Utilities, Autos & Transportation and Technology sectors. Aqua America, in the Utilities sector, and Jack Henry, in the Technology sector, both fell as earnings results disappointed investors. Other detractors included YRC Worldwide and Caterpillar Inc., both of which were pressured by fears over a weaker economy and disappointing earnings.

Although the S&P 500 Index produced a respectable return for the year, a majority of those gains occurred during the second half of the year and were concentrated in the lower quality securities held within the index. Investors’ continued appetite for speculative securities and risky assets has contributed substantially not only to the U.S. equity market’s rise but also to the gains in markets around the world. As liquidity flowed strongly into public markets in the second half of 2006, companies saw their share prices boosted by strong fund flows as well as by merger & acquisition activity among industry peers and from private equity funds. Increased liquidity, as we have stated many times before, creates an atmosphere that favors risk. After more than three years of free-flowing liquidity, valuations for more speculative assets have reached lofty levels, while the appetite for high-quality securities has decreased.

Our investment strategy remains focused on high quality companies showing positive and improving fundamentals, strong free cash flow generation and unrecognized value. We will continue to invest in companies that have healthy balance sheets, generating strong levels of free cash flow and efficiently utilizing that cash to reduce debt, repurchase stock or initiate or increase dividends.

As you know, we focus our investment efforts on finding high quality securities at valuations that significantly discount the future prospects of a company. We believe that such a strategy will be rewarded in 2007.

Westwood Management Corporation

Letter From The Manager [27]

FUND PROFILE

December 31, 2006

TIMOTHY PLAN LARGE/MID-CAP VALUE FUND

FUND PROFILE (unaudited):

Top Ten Holdings		Industries
(% of Net Assets)		(% of Net Assets)
Exxon Mobil Corp.	4.12%	Financial	27.66%
Timothy Money Market Fund—Investment A	3.85%	Basic Materials	18.06%
Precision Castparts Corp.	2.33%	Industrial	16.79%
Eaton Vance Corp.	2.28%	Technology	10.23%
ConocoPhillips	2.22%	Utilities	10.14%
Zimmer Holdings, Inc.	2.17%	Consumer, Cyclical	5.97%
Rockwell Collins, Inc.	2.16%	Healthcare	4.11%
Alltel Corp.	2.16%	Consumer, Non-cyclical	4.07%
Lazard Ltd.—Class A	2.15%	Short-Term Investments	3.85%
Harris Corp.	2.11%	Liabilities in Excess of Cash & Other Assets	(0.88)%

	25.55%		100.00%

EXPENSE EXAMPLE (unaudited):

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2006, through December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Timothy Plan Top Ten Holdings / Industries [28]

FUND PROFILE

December 31, 2006

TIMOTHY PLAN LARGE/MID-CAP VALUE FUND

Hypothetical example for comparison purposes (unaudited)

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value 7/ 1/ 2006	Ending Account Value 12/ 31/ 2006	Expenses Paid During Period* 7/ 1/ 06 through 12/ 31/ 06

Actual - Class A	$1,000.00	$1,091.70	$7.86

Hypothetical - Class A	$1,000.00	$1,017.69	$7.59
(5% return before expenses)

Actual - Class B	$1,000.00	$1,087.33	$11.81

Hypothetical - Class B	$1,000.00	$1,013.89	$11.40
(5% return before expenses)

Actual - Class C	$1,000.00	$1,088.26	$11.78

Hypothetical - Class C	$1,000.00	$1,013.92	$11.36
(5% return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49% for Class A, 2.24% for Class B, and 2.24% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the partial year period.) The Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 9.17% for Class A, 8.73% for Class B, and 8.83% for Class C for the six-month period of July 1, 2006, to December 31, 2006.

Timothy Plan Top Ten Holdings / Industries [29]

LARGE / MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

COMMON STOCKS - 96.06%

number of shares		market value
	AEROSPACE/DEFENSE - 4.20%
33,100	Rockwell Collins, Inc.	$2,094,899
31,700	United Technologies Corp.	1,981,884

		4,076,783

	BUSINESS SERVICES - 1.96%
88,700	Jack Henry & Associates, Inc.	1,898,180

	COMMERCIAL BANKS - SOUTHERN US - 3.95%
42,600	BB&T Corp.	1,871,418
32,900	Compass Bancshares, Inc.	1,962,485

		3,833,903

	COMMERCIAL BANKS - WESTERN US - 2.01%
23,700	Zions Bancorporation	1,953,828

	COSMETICS & TOILETRIES - 2.04%
30,300	Colgate-Palmolive Co.	1,976,772

	DATA PROCESSING/MANAGEMENT - 2.07%
40,800	Automatic Data Processing, Inc.	2,009,400

	DISPOSABLE MEDICAL PRODUCTS - 1.94%
22,700	C.R. Bard, Inc.	1,883,419

	DIVERSIFIED MANUFACTURING OPERATIONS - 4.00%
21,300	Cooper Industries Ltd. - Class A	1,926,159
34,400	ITT Corp.	1,954,608

		3,880,767

	ELECTRIC PRODUCTS - MISCELLANEOUS - 2.02%
44,400	Emerson Electric Co.	1,956,708

	ELECTRIC - UTILITIES - 4.01%
28,600	Constellation Energy Group, Inc.	1,969,682
52,200	Southern Co.	1,924,092

		3,893,774

	ELECTRIC SERVICES - 2.04%
23,600	Dominion Resources, Inc.	1,978,624

	FABRICATED PLATE WORK (BOILER SHOPS) - 0.90%
17,200	McDermott International, Inc. *	874,792

	FINANCE - INVESTMENT BANKER/BROKER - 1.96%
11,700	Bear Stearns Companies, Inc.	1,904,526

	FINANCE SERVICES - 4.23%
79,200	First Data Corporation	2,021,184
44,100	Lazard Ltd. - Class A	2,087,694

		4,108,878

The accompanying notes are an integral part of these financial statements.

Timothy Plan Large/Mid-Cap Value Fund [30]

LARGE / MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

COMMON STOCKS - 96.06%(continued)

number of shares		market value
	FIRE, MARINE & CASUALTY INSURANCE - 4.00%
32,000	Ace Ltd.	$1,938,240
58,300	Axis Capital Holdings Ltd.	1,945,471

		3,883,711

	FOOD - DAIRY PRODUCTS - 2.04%
46,700	Dean Foods Co. *	1,974,476

	INDUSTRIAL METALS & MINING - 1.93%
63,600	Titanium Metals Corp. *	1,876,836

	INSURANCE BROKERS - 2.07%
50,600	Willis Group Holdings Ltd.	2,009,326

	INVESTMENT MANAGEMENT/ADVISORY SERVICES - 8.45%
25,300	AllianceBernstein Holding LP	2,034,120
13,300	Blackrock, Inc.	2,020,270
66,900	Eaton Vance Corp.	2,208,369
17,600	Franklin Resources, Inc.	1,938,992

		8,201,751

	MEDICAL PRODUCTS - 2.17%
26,800	Zimmer Holdings, Inc. *	2,100,584

	METAL - DIVERSIFIED - 0.99%
4,500	Rio Tinto PLC ADR	956,205

	METAL PROCESSORS & FABRICATION - 2.33%
28,900	Precision Castparts Corp.	2,262,292

	OIL COMPANY - EXPLORATION & PRODUCTION - 7.08%
29,200	Apache Corp.	1,942,092
30,100	Chesapeake Energy Corp.	874,405
39,900	Murphy Oil Corp.	2,028,915
43,100	XTO Energy, Inc.	2,027,855

		6,873,267

	OIL COMPANY - INTEGRATED - 10.27%
29,900	ConocoPhillips	2,151,305
52,200	Exxon Mobil Corp.	4,000,086
20,300	Marathon Oil Corp.	1,877,750
39,700	Occidental Petroleum Corp.	1,938,551

		9,967,692

	RETAIL - AUTO PARTS - 1.01%
30,500	O Reilly Automotive, Inc. *	977,830

	RETAIL - BEDDING - 1.88%
48,000	Bed, Bath & Beyond, Inc. *	1,828,800

The accompanying notes are an integral part of these financial statements.

Timothy Plan Large/Mid-Cap Value Fund [31]

LARGE / MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

COMMON STOCKS - 96.06% (continued)

number of shares		market value
	RETAIL - JEWELRY - 2.10%
51,800	Tiffany & Co.	$2,032,632

	RETAIL - RESTAURANTS - 0.98%
32,920	Tim Hortons, Inc.	953,363

	TECHNICAL SERVICES - 1.94%
105,000	Cadence Design Systems, Inc. *	1,880,550

	TELECOMMUNICATION EQUIPMENT - 2.11%
44,700	Harris Corp.	2,049,942

	TELEPHONE - INTEGRATED - 2.16%
34,600	Alltel Corp.	2,092,608

	TRANSPORT - RAIL - 1.51%
19,800	Burlington Northern Santa Fe Corp.	1,461,438

	TRANSPORT - SERVICES - 1.84%
16,400	Fedex Corp.	1,781,368

	WATER - 1.87%
79,466	Aqua America, Inc.	1,810,236

	Total Common Stocks (cost $77,758,531)	93,205,261

REITs - 0.97%
number of shares		market value
	REITS - DIVERSIFIED - 0.97%
18,500	Equity Residential	938,875

	Total REITs (cost $736,911)	938,875

SHORT-TERM INVESTMENTS - 3.85%
number of shares		market value
3,731,995	Timothy Money Market Fund, 4.66% (A)(B)	3,731,995

	Total Short-Term Investments (cost $3,731,995)	3,731,995

	TOTAL INVESTMENTS - 100.88% (cost $82,227,437)	97,876,131

	LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS - (0.88)%	(850,787)

	NET ASSETS - 100.00%	$97,025,344

*	Non-income producing securities
(ADR)	American Depositary Receipt
(A)	Variable rate security; the yield shown represents the rate at December 31, 2006.
(B)	Fund held is another series within the Timothy Plan

The accompanying notes are an integral part of these financial statements.

Timothy Plan Large/Mid-Cap Value Fund [32]

LARGE / MID-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2006

ASSETS

amount
Investments in Securities at Value (cost $82,227,437) [NOTE 1]*	$97,876,131
Cash	367,530
Receivables for:
Interest	13,647
Dividends	127,272
Fund Shares Sold	326,610
For Investments Sold	1,892,673
Prepaid expenses	18,255

Total Assets	$100,622,118

LIABILITIES
amount
Accrued Advisory Fees	$70,343
Accrued 12b-1 Fees Class A	18,086
Accrued 12b-1 Fees Class B	5,627
Accrued 12b-1 Fees Class C	5,132
Payable for Fund Shares Redeemed	599,238
Payable for Securities Purchased	2,840,947
Accrued Expenses	57,401

Total Liabilities	$3,596,774

NET ASSETS
amount
Class A Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 5,883,540 shares outstanding)	$84,202,976
Net Asset Value and Redemption Price Per Class A Share ($84,202,976 / 5,883,540 shares)	$14.31
Offering Price Per Share ($14.31 / 0.9475)	$15.10
Class B Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 487,785 shares outstanding)	$6,469,686
Net Asset Value and Offering Price Per Class B Share ($6,469,686 / 487,785 shares)	$13.26
Minimum Redemption Price Per Class B Share ($13.26 * 0.97)	$12.86
Class C Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 478,339 shares outstanding)	$6,352,682
Net Asset Value and Offering Price Per Class C Share ($6,352,682 / 478,339 shares)	$13.28
Minimum Redemption Price Per Share ($13.28 * 0.99)	$13.15
Net Assets	$97,025,344

SOURCES OF NET ASSETS
amount
At December 31, 2006, Net Assets Consisted of:
Paid-in Capital	$81,407,224
Accumulated Net Realized Loss on Investments	(30,574)
Net Unrealized Appreciation in Value of Investments	15,648,694

Net Assets	$97,025,344

*	Includes investment at value and cost in affiliated money market fund of $3,731,995.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Large/Mid-Cap Value Fund [33]

LARGE / MID-CAP VALUE FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
amount
Interest	$154,387
Dividends	2,053,405

Total Investment Income	2,207,792

EXPENSES
amount
Investment Advisory Fees [NOTE 3]	695,781
Fund Accounting, Transfer Agency, & Administration Fees	172,699
12b-1 Fees (Class A = $177,243, Class B = $65,709, Class C = $43,885) [NOTE 3]	286,837
Custodian Fees	14,131
Audit Fees	22,376
Registration Fees	28,560
Printing Expense	18,809
Legal Expense	16,281
Insurance Expense	4,696
Trustee Fees	3,120
Miscellaneous Expense	53,011

Total Net Expenses	1,316,301

Net Investment Income	891,491

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

amount
Net Realized Gain on Investments	5,234,211
Change in Unrealized Appreciation (Depreciation) of Investments	7,415,277

Net Realized and Unrealized Gain on Investments	12,649,488

Net Increase in Net Assets Resulting from Operations	$13,540,979

The accompanying notes are an integral part of these financial statements.

Timothy Plan Large/Mid-Cap Value Fund [34]

LARGE / MID-CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS

	year ended 12/31/06	year ended 12/31/05

Operations:
Net Investment Income	$891,491	$22,882
Net Realized Gain on Investments	5,234,211	12,666,860
Net Change in Unrealized Appreciation (Depreciation) of Investments	7,415,277	(2,414,843)

Net Increase in Net Assets (resulting from operations)	13,540,979	10,274,899

Distributions to Shareholders From:
Net Realized Gains:
Class A	(4,998,692)	(8,083,297)
Class B	(419,010)	(996,244)
Class C	(388,594)	(413,144)
Net Income:
Class A	(860,163)	(9,360)
Class B	(20,061)	—
Class C	(24,789)	—
Return of Capital:
Class A	(95,178)	—
Class B	(7,996)	—
Class C	(7,393)	—

Total Distributions	(6,821,876)	(9,502,045)

Capital Share Transactions:
Proceeds from Shares Sold:
Class A	31,171,055	11,277,987
Class B	199,512	858,264
Class C	3,877,353	1,481,213
Dividends Reinvested:
Class A	5,456,752	3,097,339
Class B	399,550	889,498
Class C	399,269	391,723
Cost of Shares Redeemed:
Class A	(10,037,767)	(6,507,318)
Class B	(1,231,532)	(950,535)
Class C	(950,434)	(223,859)

Net Increase in Net Assets (resulting from capital share transactions)	29,283,758	10,314,312

Total Increase in Net Assets	36,002,861	11,087,166

Net Assets:
Beginning of Year	61,022,483	49,935,317

End of Year	$97,025,344	$61,022,483

Accumulated Undistributed Net Investment Income	$—	$13,522

Shares of Capital Stock of the Fund Sold and Redeemed:
Shares Sold:
Class A	2,225,047	819,534
Class B	15,202	68,034
Class C	291,545	116,094
Shares Reinvested:
Class A	378,739	238,440
Class B	29,907	73,512
Class C	29,841	32,320
Shares Redeemed:
Class A	(704,612)	(475,261)
Class B	(94,101)	(74,058)
Class C	(71,852)	(17,119)

Net Increase in Number of Shares Outstanding	2,099,716	781,496

The accompanying notes are an integral part of these financial statements.

Timothy Plan Large/Mid-Cap Value Fund [35]

LARGE / MID-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

LARGE / MID-CAP VALUE FUND - CLASS A SHARES

year ended 12/31/06	year ended 12/31/05	year ended 12/31/04	year ended 12/31/03	year ended 12/31/02

Per Share Operating Performance:
Net Asset Value at Beginning of Year	$12.99	$12.68	$11.66	$9.11	$10.83

Income from Investment Operations:
Net Investment Income (Loss)	0.16	0.02	(A)	(0.01	)(A)	0.01	(A)	0.01	(A)
Net Realized and Unrealized Gain (Loss) on Investments	2.24	2.44	1.03	2.54	(1.73)

Total from Investment Operations	2.40	2.46	1.02	2.55	(1.72)

Less Distributions:
Dividends from Realized Gains	(0.90)	(2.15)	—	—	—
Dividends from Net Investment Income	(0.16)	—	*	—	—	—
Distributions from Return of Capital	(0.02)	—	—	—	—

Total Distributions	(1.08)	(2.15)	—	—	—

Net Asset Value at End of Year	$14.31	$12.99	$12.68	$11.66	$9.11

Total Return (B)(C)	18.41%	19.42%	8.75%	27.99%	(15.88)%
Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$84,203	$51,753	$43,120	$29,374	$17,856
Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	1.51%	1.55%	1.52%	1.64%	1.76%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	1.51%	1.55%	1.52%	1.64%	1.76%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	1.20%	0.15%	(0.11)%	0.10%	0.11%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	1.20%	0.15%	(0.11)%	0.10%	0.11%
Portfolio Turnover	52.16%	129.22%	29.09%	39.44%	36.79%

*	Distribution amounted to less than 0.01 per share
(A)	Per share amounts calculated using average shares method.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Large/Mid-Cap Value Fund [36]

LARGE / MID-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

LARGE / MID-CAP VALUE FUND - CLASS B SHARES

	year ended 12/31/06	year ended 12/31/05		year ended 12/31/04		year ended 12/31/03		year ended 12/31/02

Per Share Operating Performance:
Net Asset Value at Beginning of Year	$12.10	$12.02		$11.14		$8.77		$10.50
Income from Investment Operations:
Net Investment Income (Loss)	0.05	(0.08	)(A)	(0.10	)(A)	(0.06	)(A)	(0.06	)(A)
Net Realized and Unrealized Gain (Loss) on Investments	2.08	2.31		0.98		2.43		(1.67)

Total from Investment Operations	2.13	2.23		0.88		2.37		(1.73)

Less Distributions:
Dividends from Realized Gains	(0.90)	(2.15)		—		—		—
Dividends from Net Investment Income	(0.05)	—		—		—		—
Distributions from Return of Capital	(0.02)	—		—		—		—

Total Distributions	(0.97)	(2.15)		—		—		—

Net Asset Value at End of Year	$13.26	$12.10		$12.02		$11.14		$8.77

Total Return (B)(C)	17.54%	18.56%		7.90%		27.02%		(16.48)%
Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$6,470	$6,496		$5,642		$5,257		$3,809
Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	2.26%	2.30%		2.27%		2.42%		2.55%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	2.26%	2.30%		2.27%		2.42%		2.55%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	0.28%	(0.60)%		(0.86)%		(0.66)%		(0.71)%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	0.28%	(0.60)%		(0.86)%		(0.66)%		(0.71)%
Portfolio Turnover	52.16%	129.22%		29.09%		39.44%		36.79%

(A)	Per share amounts calculated using average shares method.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Large/Mid-Cap Value Fund [37]

LARGE / MID-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

LARGE / MID - CAP VALUE FUND - CLASS C SHARES

	year ended 12/31/06	year ended 12/31/05		year ended 12/31/04 (A)

Per Share Operating Performance:
Net Asset Value at Beginning of Year	$12.12	$12.04		$11.05

Income from Investment Operations:
Net Investment Income (Loss)	0.07	(0.08	)(B)	(0.04	)(B)
Net Realized and Unrealized Gain (Loss) on Investments	2.08	2.31		1.03

Total from Investment Operations	2.15	2.23		0.99

Less Distributions:
Dividends from Realized Gains	(0.90)	(2.15)		—
Dividends from Net Investment Income	(0.07)	—		—
Distributions from return of capital	(0.02)	—		—

Total Distributions	(0.99)	(2.15)		—

Net Asset Value at End of Period	$13.28	$12.12		$12.04

Total Return (C)(D)	17.63%	18.53%		8.96	%(E)
Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$6,353	$2,774		$1,174
Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	2.25%	2.30%		2.27	%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	2.25%	2.30%		2.27	%(F)
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	0.53%	(0.60)%		(0.86	)%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	0.53%	(0.60)%		(0.86	)%(F)
Portfolio Turnover	52.16%	129.22%		29.09%

(A)	For the period February 3, 2004 (Commencement of Operations) to December 31, 2004.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Large/Mid-Cap Value Fund [38]

LETTER FROM THE MANAGER

December 31, 2006

FIXED INCOME FUND

Last year’s bond market was a “Tale of Two Cities.” The first half of 2006 witnessed an expected slowdown in economic growth. Interest rate hikes by the Federal Reserve created a down draft in the housing market and higher gasoline prices hit the auto industry. GDP growth declined from 5.6% in the first quarter of 2006 to 2.6% in the second quarter of 2006. The slowdown finally convinced the Federal Reserve that the rate increase on June 29th to 5.25% should be their last for a while. The U.S. Treasury 10 year rate started the year at 4.39% and moved higher as well reaching the highest yield on June 28th at 5.25%. Rising rates and a slowing economy generated a -0.7% return for the bond market as measured by the Lehman Aggregate, and only a 2.7% return from stocks as reported in the S&P 500.

The second half of the year saw higher prices for both bonds and stocks as many investors became convinced the Federal Reserve would begin decreasing rates in 2007. As we moved into the 4th quarter, there was welcomed relief for the economy in the form of lower energy prices, and even the housing markets were showing signs of stabilization. U.S. Treasury 10 year rates declined sharply through September and then moved sideways during the fourth quarter to end the year at 4.70% only 31 basis points higher than at the start of the year. Better news brought better results, and the bond market returned 5.1% during second half of 2006 generating a 4.3% return for the full year.

The Fixed Income Fund’s portfolio return before expenses was slightly ahead of the Lehman Aggregate Bond Index for 2006, but trailed net of expenses. However, shareholder net purchases of $9.0 million in 2006 increased fund assets 23% which will help improve the expense ratio of the Fund, and management fees for 2007 are being lowered 15 basis points as well. Returns were aided by an increase in the weighted average coupon to 5.85% by year-end 2006 compared to a 5.36% rate for the Lehman Aggregate Bond Index. Returns were also improved by upgrades in Midamerican Energy, CSFB, and Duke Capital.

Our current strategy is neutral relative to interest rate change with a portfolio average maturity of 6.4 years and duration of 4.3 years positioned in line with the broad bond market. Equity shareholder interests continue to create event risk for bondholders creating deteriorating credit fundamentals for many companies. Accordingly, our positioning is defensive with over-weighted positions in finance and utilities which are more immune to corporate leveraging strategies. We also favor the yield and income advantage available in GNMA mortgages with their full faith and credit guarantee by the U.S. government. The portfolio’s average rating at AA2 by Moody’s and AA by S&P remains high quality.

Barrow, Hanley, Mewhinney & Strauss

Letter From The Manager [39]

FUND PROFILE

December 31, 2006

TIMOTHY PLAN FIXED INCOME FUND

FUND PROFILE (unaudited):

Top Ten Holdings (% of Net Assets)		Industries (% of Net Assets)
US Treasury Note, 12.00%, 08/15/2013	7.44%	Mortgage Securities	27.24%
US Treasury Note, 3.375%, 11/15/2016	5.10%	Government	21.98%
G2SF Pool 3865, 6.00%, 06/20/2036	4.40%	Financial	16.89%
GNMA Pool 3625, 6.00%, 10/20/2034	4.16%	Utilities	13.71%
US Treasury Note, 4.25%, 10/15/2010	3.77%	Industrial	9.07%
Timothy Plan Money Market	3.46%	Telecommunications	4.36%
GNMA Pool 3910, 6.00%, 10/20/2036	3.37%	Yankee Bonds	1.73%
GNMA Pool 3711, 5.50%, 05/20/2035	3.31%	Municipal Bonds	0.78%
GNMA I & II, 5.50%, 04/15/2033	2.75%	Short-Term Investments	3.46%
GNMA Pool 3665, 5.50%, 01/20/2035	2.50%	Liabilities in Excess of Cash & Other Assets	0.78%

	40.26%		100.00%

EXPENSE EXAMPLE (unaudited):

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2006, through December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Timothy Plan Top Ten Holdings / Industries [40]

FUND PROFILE

December 31, 2006

TIMOTHY PLAN FIXED INCOME FUND

Hypothetical example for comparison purposes (unaudited)

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/2006	12/31/2006	7/1/06 through 12/31/06
Actual - Class A	$1,000.00	$1,042.37	$6.93

Hypothetical - Class A	$1,000.00	$1,018.42	$6.85
(5% return before expenses)

Actual - Class B	$1,000.00	$1,037.44	$10.77

Hypothetical - Class B	$1,000.00	$1,014.63	$10.65
(5% return before expenses)

Actual - Class C	$1,000.00	$1,037.90	$10.76

Hypothetical - Class C	$1,000.00	$1,014.64	$10.64
(5% return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class B, and 2.10% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the partial year period.) The Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 4.24% for Class A, 3.74% for Class B, and 3.79% for Class C for the six-month period of July 1, 2006, to December 31, 2006.

Timothy Plan Top Ten Holdings / Industries [41]

FIXED INCOME FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

Bonds and Notes - 95.76%

par value		market value
	CORPORATE BONDS - 46.09%
$750,000	Alcoa, 7.375%, 08/01/2010	$800,162
800,000	American General Finance Corp., 5.375%, 10/01/2012	798,757
750,000	American Movil SA de CV, 6.375%, 03/01/2035	735,482
750,000	Ameriprise Financial, Inc., 5.65%, 11/15/2015	757,221
750,000	Anadarko Finance, 6.75%, 05/01/2011	786,896
250,000	Appalachian Power Co., 3.60%, 05/15/2008	244,162
200,000	Archer Daniels Midland Co., 6.625%, 05/01/2029	220,355
750,000	Assurant, Inc., 5.625%, 02/15/2014	749,055
165,000	California Baptist, 5.70%, 01/02/2011 (A)	148,500
750,000	Canadian National Railroad, 5.80%, 06/01/2016	775,039
500,000	Canadian National Resource, 6.00%, 08/15/2016	503,481
500,000	CITI Group, 5.00%, 02/13/2014	483,924
750,000	CRH America, Inc., 6.00%, 09/30/2016	758,432
500,000	Deutsche Telekom, 3.875%, 07/22/2008	489,545
950,000	Dominion Resources, Inc., 5.00%, 03/15/2013	926,097
500,000	Duke Capital LLC, 5.668%, 08/15/2014	499,410
500,000	Equity Office Properties Trust, 5.875%, 01/15/2013	524,715
750,000	ERP Operating LP, 5.125%, 03/15/2016	729,699
750,000	Fedex Corp., 5.50%, 08/15/2009	753,302
800,000	FPL Group Capital, Inc., 5.551%, 02/16/2008	801,246
750,000	Genworth Financial, Inc., 4.95%, 10/01/2015	724,105
250,000	HSBC Capital Trust IV, 7.53%, 12/04/2026	259,601
500,000	Huntington National Bank, 3.125%, 05/15/2008	485,602
250,000	International Lease Finance Corp., 5.75%, 02/15/2007	250,088
200,000	International Lease Finance Corp., 5.80%, 08/15/2007	200,277
250,000	International Paper, 4.25%, 01/15/2009	244,770
300,000	Jersey Cent Power & Light Co., 6.75%, 11/01/2025	302,178
750,000	Kinder Morgan Energy Partners, 5.125%, 11/15/2014	715,433
750,000	Midamerican Energy, 5.875%, 10/01/2012	764,383
250,000	National Rural Utilities Finance Corp., 5.75%, 08/28/2009	253,244
750,000	Nisource Finance Corp., 5.40%, 07/15/2014	727,832
300,000	Protective Life, 5.75%, 01/15/2019	290,035
750,000	PSI Energy, Inc., 6.05%, 06/15/2016	770,424
750,000	SLM Corp., 4.00%, 01/15/2010	723,914
750,000	Telecom Italia Capital, 4.00%, 11/15/2008	730,712
300,000	Unitrin, Inc., 4.875%, 11/01/2010	292,680
300,000	Unitrin, Inc., 5.75%, 07/01/2007	300,260
135,000	Wisconsin Energy Corp., 6.50%, 04/01/2011	140,292

	Total Corporate Bonds (cost $20,649,002)	20,661,310

The accompanying notes are an integral part of these financial statements.

Timothy Plan Fixed Income Fund [42]

FIXED INCOME FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

Bonds and Notes - 95.76% (Cont.)

par value		market value
	MUNICIPAL BONDS - 0.45%
$ 200,000	North Carolina Eastern Municipal Power Agency, 3.98%, 01/01/2007	$200,000

	Total Municipal Bonds (amortized cost $200,000)	200,000

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 49.22%
1,237,133	GNMA I & II, 5.50%, 04/15/2033	1,233,002
281,078	GNMA Pool 3584, 6.00%, 07/20/2034	284,594
681,388	GNMA Pool 3612, 6.50%, 09/20/2034	696,917
1,841,885	GNMA Pool 3625, 6.00%, 10/20/2034	1,864,641
720,420	GNMA Pool 3637, 5.50%, 11/20/2034	715,828
1,126,760	GNMA Pool 3665, 5.50%, 01/20/2035	1,119,149
650,410	GNMA Pool 3679, 6.00%, 02/20/2035	658,121
1,492,625	GNMA Pool 3711, 5.50%, 05/20/2035	1,482,542
1,951,701	GNMA Pool 3865, 6.00%, 06/20/2036	1,974,645
1,492,503	GNMA Pool 3910, 6.00%, 10/20/2036	1,510,049
105,929	GNMA Pool 585163, 5.00%, 02/15/2018	104,759
111,384	GNMA Pool 585180, 5.00%, 02/15/2018	110,154
102,414	GNMA Pool 592492, 5.00%, 03/15/2018	101,283
95,103	GNMA Pool 599821, 5.00%, 01/15/2018	94,052
256,892	GNMA Pool 781694, 6.00%, 12/15/2031	260,995
3,000,000	US Treasury Note, 12.00%, 08/15/2013	3,333,048
745,000	US Treasury Note, 4.625%, 09/15/2009	719,711
2,300,000	US Treasury Note, 3.375%, 11/15/2016	2,285,627
1,715,000	US Treasury Note, 4.25%, 10/15/2010	1,689,007
760,000	US Treasury Note, 4.50%, 02/28/2011	754,627
1,000,000	US Treasury Note, 5.375%, 02/15/2031	1,071,485

	Total U.S. Government & Agency Obligations (cost $22,141,980)	22,064,236

	Total Bonds and Notes (cost $42,990,982)	42,925,546

SHORT TERM INVESTMENTS - 3.46%

number of shares		market value
1,553,225	Timothy Plan Money Market, 4.66% (B)(C)	1,553,225

	Total Short-Term Investments (cost $1,553,225)	1,553,225

	TOTAL INVESTMENTS - 99.22% (cost $44,544,207)	44,478,771

	CASH & OTHER ASSETS LESS LIABILITIES - 0.78%	349,717

	NET ASSETS - 100.00%	$44,828,488

(A)	Security is considered an illiquid security as market value is determined by following the Fund’s Fair Value Pricing Policies[NOTE 1]
(B)	Variable rate security; the yield shown represents the rate at December 31, 2006
(C)	Fund held is another series within the Timothy Plan

The accompanying notes are an integral part of these financial statements.

Timothy Plan Fixed Income Fund [43]

FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2006

ASSETS

amount
Investments in Securities at Value (cost $44,544,207) [NOTE 1]*	$44,478,771
Cash	2,032
Receivables for:
Interest	616,710
Fund Shares Sold	3,231
Prepaid expenses	15,033

Total Assets	$45,115,777

LIABILITIES

amount
Accrued Advisory Fees	$28,517
Accrued 12b-1 Fees Class A	8,191
Accrued 12b-1 Fees Class B	2,412
Accrued 12b-1 Fees Class C	2,582
Payable for Fund Shares Redeemed	214,385
Accrued Expenses	31,202

Total Liabilities	$287,289

NET ASSETS

amount
Class A Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 3,927,375 shares outstanding)	$39,023,167
Net Asset Value and Redemption Price Per Class A Share ($39,023,167 / 3,927,375 shares)	$9.94
Offering Price Per Share ($9.94 / 0.9575)	$10.38
Class B Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 288,303 shares outstanding)	$2,785,853
Net Asset Value and Offering Price Per Class B Share ($2,785,853 / 288,303 shares)	$9.66
Minimum Redemption Price Per Class B Share ($9.66 * 0.97)	$9.37
Class C Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 312,668 shares outstanding)	$3,019,468
Net Asset Value and Offering Price Per Class C Share ($3,019,468 / 312,668 shares)	$9.66
Minimum Redemption Price Per Share ($9.66 * 0.99)	$9.56
Net Assets	$44,828,488

SOURCES OF NET ASSETS

amount
At December 31, 2006, Net Assets Consisted of:
Paid-in Capital	$45,522,432
Accumulated Undistributed Net Investment Income	44,282
Accumulated Net Realized Loss on Investments	(672,790)
Net Unrealized (Depreciation) in Value of Investments	(65,436)

Net Assets	$44,828,488

*	Includes investment at value and cost in affiliated money market fund of $1,553,225.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Fixed Income Fund [44]

FIXED INCOME FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME

amount
Interest	$2,227,833

Total Investment Income	2,227,833

EXPENSES

amount
Investment Advisory Fees [NOTE 3]	232,823
Fund Accounting, Transfer Agency, & Administration Fees	82,717
12b-1 Fees (Class A = $83,821, Class B = $29,473, Class C = $23,280) [NOTE 3]	136,574
Custodian Fees	6,018
Audit Fees	10,633
Registration Fees	24,143
Printing Expense	9,130
Legal Expense	7,773
Insurance Expense	2,320
Trustee Fees	1,314
Miscellaneous Expense	35,297

Total Net Expenses	548,742

Expenses Recouped by Advisor [NOTE 3]	14,224

Total Net Expenses	562,966

Net Investment Income	1,664,867

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

amount
Net Realized (Loss) on Investments	(672,790)
Change in Unrealized Appreciation (Depreciation) of Investments	197,120

Net Realized and Unrealized (Loss) on Investments	(475,670)

Net Increase in Net Assets Resulting from Operations	$1,189,197

The accompanying notes are an integral part of these financial statements.

Timothy Plan Fixed Income Fund [45]

FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS

	year ended 12/31/06	year ended 12/31/05
Operations:
Net Investment Income	$1,664,867	$956,885
Net Realized Gain (Loss) on Investments	(672,790)	198,848
Change in Unrealized Appreciation (Depreciation) of Investments	197,120	(833,510)

Net Increase in Net Assets (resulting from operations)	1,189,197	322,223

Distributions to Shareholders From:
Net Realized Gains:
Class A	(44,598)	(85,471)
Class B	(3,337)	(9,417)
Class C	(3,614)	(5,822)
Net Income:
Class A	(1,427,630)	(882,350)
Class B	(103,691)	(90,212)
Class C	(81,304)	(42,564)

Total Distributions	(1,664,174)	(1,115,836)

Capital Share Transactions:
Proceeds from Shares Sold:
Class A	13,944,388	9,627,876
Class B	32,835	150,521
Class C	1,551,901	1,234,871
Dividends Reinvested:
Class A	1,325,353	315,009
Class B	84,408	79,466
Class C	60,896	42,365
Cost of Shares Redeemed:
Class A	(5,240,703)	(3,004,921)
Class B	(412,203)	(856,368)
Class C	(497,499)	(217,859)

Net Increase in Net Assets (resulting from capital share transactions)	10,849,376	7,370,960

Total Increase in Net Assets	10,374,399	6,577,347

Net Assets:
Beginning of Year	34,454,089	27,876,742

End of Year	$44,828,488	$34,454,089

Accumulated Undistributed Net Investment Income	$44,282	$—

Shares of Capital Stock of the Fund Sold and Redeemed:
Shares Sold:
Class A	1,399,608	942,160
Class B	3,421	15,025
Class C	160,862	124,490
Shares Reinvested:
Class A	134,097	31,025
Class B	8,772	8,023
Class C	6,344	4,293
Shares Redeemed:
Class A	(527,710)	(293,592)
Class B	(42,591)	(85,903)
Class C	(51,615)	(22,005)

Net Increase in Number of Shares Outstanding	1,091,188	723,516

The accompanying notes are an integral part of these financial statements.

Timothy Plan Fixed Income Fund [46]

FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

FIXED INCOME FUND - CLASS A SHARES

year ended 12/31/06	year ended 12/31/05	year ended 12/31/04	year ended 12/31/03	year ended 12/31/02
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$10.06	$10.32	$10.31	$10.25	$9.73

Income from Investment Operations:
Net Investment Income (Loss)	0.42	0.34	(A)	0.34	(A)	0.37	(A)	0.45	(A)
Net Realized and Unrealized Gain (Loss) on Investments	(0.12)	(0.23)	0.01	0.21	0.53

Total from Investment Operations	0.30	0.11	0.35	0.58	0.98

Less Distributions:
Dividends from Net Investment Income	(0.41)	(0.34)	(0.34)	(0.37)	(0.44)
Dividends from Net Realized Gains	(0.01)	(0.03)	—	(0.15)	(0.02)

Total Distributions	(0.42)	(0.37)	(0.34)	(0.52)	(0.46)

Net Asset Value at End of Year	$9.94	$10.06	$10.32	$10.31	$10.25

Total Return (B)(C)	3.11%	1.11%	3.44%	5.70%	10.32%

Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$39,023	$29,402	$23,131	$16,313	$10,374

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	1.32%	1.31%	1.31%	1.43%	1.74%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	1.35%	1.35%	1.35%	1.35%	1.35%

Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	4.42%	3.33%	3.49%	3.61%	4.49%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	4.39%	3.29%	3.45%	3.69%	4.88%

Portfolio Turnover	76.28%	39.46%	35.95%	62.06%	18.10%

(A)	Per share amounts calculated using average shares method.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Fixed Income Fund [47]

FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

FIXED INCOME FUND - CLASS B SHARES

year ended 12/31/06	year ended 12/31/05	year ended 12/31/04	year ended 12/31/03	year ended 12/31/02
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$9.81	$10.06	$10.08	$10.02	$9.55

Income from Investment Operations:
Net Investment Income (Loss)	0.36	0.25	(A)	0.27	(A)	0.29	(A)	0.37	(A)
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)	(0.20)	(0.01)	0.21	0.52

Total from Investment Operations	0.21	0.05	0.26	0.50	0.89

Less Distributions:
Dividends from Net Investment Income	(0.35)	(0.27)	(0.28)	(0.29)	(0.40)
Dividends from Net Realized Gains	(0.01)	(0.03)	—	(0.15)	(0.02)

Total Distributions	(0.36)	(0.30)	(0.28)	(0.44)	(0.42)

Net Asset Value at End of Year	$9.66	$9.81	$10.06	$10.08	$10.02

Total Return (B)(C)	2.20%	0.47%	2.57%	4.93%	9.52%

Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$2,786	$3,126	$3,839	$4,057	$2,837

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	1.99%	2.07%	2.06%	2.18%	2.61%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	2.10%	2.10%	2.10%	2.10%	2.10%

Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	3.74%	2.57%	2.74%	2.87%	3.57%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	3.63%	2.54%	2.70%	2.95%	4.08%

Portfolio Turnover	76.28%	39.46%	35.95%	62.06%	18.10%

(A)	Per share amounts calculated using average shares method.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy PlanFixed Income Fund [48]

FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

FIXED INCOME FUND - CLASS C SHARES

year ended 12/31/06	year ended 12/31/05	period ended 12/31/04(A)
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$9.78	$10.04	$10.15

Income from Investment Operations:
Net Investment Income (Loss)	0.33	0.25	(B)	0.26	(B)
Net Realized and Unrealized Gain (Loss) on Investments	(0.12)	(0.20)	(0.05)

Total from Investment Operations	0.21	0.05	0.21

Less Distributions:
Dividends from Net Investment Income	(0.32)	(0.28)	(0.32)
Dividends from Net Realized Gains	(0.01)	(0.03)	—

Total Distributions	(0.33)	(0.31)	(0.32)

Net Asset Value at End of Period	$9.66	$9.78	$10.04

Total Return (C)(D)	2.26%	0.47%	2.12	%(E)

Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$3,019	$1,927	$907

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	2.10%	2.07%	2.06	%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	2.10%	2.10%	2.10	%(F)

Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	3.64%	2.57%	2.74	%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	3.64%	2.54%	2.70	%(F)

Portfolio Turnover	76.28%	39.46%	35.95%

(A)	For the period February 3, 2004 (Commencment of Operations) to December 31, 2004.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Fixed Income Fund [49]

LETTER FROM THE MANAGER

December 31, 2006

AGGRESSIVE GROWTH FUND

U.S. equities advanced higher in 2006 as investors viewed favorably a variety of important factors. The Federal Reserve’s decision to pause in the most recent interest rate tightening cycle was a positive catalyst. Below average GDP growth toward the end of the year helped allow the Fed to assume a more neutral posture because of the reduced risk of inflationary pressures in the economy. During the last few months of 2006 investors gained increasing confidence that the U.S. economy will likely experience a soft landing. The pullback in oil prices also buoyed sentiment. In the 4th quarter all equities rallied regardless of market capitalization or style orientation. While the year ended with a strong positive trend in place, there were certainly some bumps along the way. Beginning in the 2nd quarter and extending into the summer months, equities came under pressure as oil prices rose and concerns increased over the impact that a declining housing market will have on future economic growth.

For the calendar year, the portfolio outperformed in six out of nine sectors. Stock selection in the information technology sector most helped relative performance. The portfolio’s positions in NVIDIA Corp. (semiconductors), Broadcom Corp. (semiconductors), Network Appliance Inc. (computers & peripherals), and Cognizant Technology Solutions (information technology services) especially boosted returns in the technology area. The portfolio’s wireless telecom companies, NII Holdings Inc. and American Tower Corp., advanced strongly during the year as well. Finally, positive relative value was added in the financials sector. Poor stock selection in the consumer discretionary sector significantly detracted from relative performance. Underperformance in the specialty retail industry particularly held back relative results. The primary detractors in this area included Chico’s FAS Inc. and Urban Outfitters Inc. The portfolio’s single media holding, Getty Images Inc., also penalized relative performance in the sector. Finally, weaker stock selection in the health care sector negatively impacted relative performance.

Provident Investment Counsel, Inc.

Letter From The Manager [50]

FUND PROFILE

December 31, 2006

TIMOTHY PLAN AGGRESSIVE GROWTH FUND

FUND PROFILE (unaudited):

Top Ten Holdings (% of Net Assets)		Industries (% of Net Assets)
NII Holdings, Inc.	4.84%	Technology	29.68%
American Tower Corp. - Class A	4.04%	Financial	15.96%
Celgene Corp.	3.64%	Healthcare	14.21%
Precision Castparts Corp.	3.47%	Consumer, Cyclical	10.66%
Henry Schein, Inc.	3.46%	Industrial	11.51%
CB Richard Ellis Group, Inc. - Class A	3.42%	Basic Materials	8.37%
Harman International Industries, Inc.	3.41%	Consumer, Non-cyclical	6.00%
Nasdaq Stock Market, Inc.	3.00%	Communications	2.03%
Ambac Financial Group, Inc.	2.94%	Short-Term Investments	2.69%
Integrated Device Technology, Inc.	2.91%	Liabilities in Excess of Other Assets	(1.11)%

	35.13%		100.00%

EXPENSE EXAMPLE (unaudited):

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2006, through December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Timothy Plan Top Ten Holdings / Industries [51]

FUND PROFILE

December 31, 2006

TIMOTHY PLAN AGGRESSIVE GROWTH FUND

Hypothetical example for comparison purposes (unaudited)

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value 7/ 1/ 2006	Ending Account Value 12/ 31/ 2006	Expenses Paid During Period* 7/ 1/ 06 through 12/ 31/ 06

Actual - Class A	$1,000.00	$1,025.01	$8.17

Hypothetical - Class A	$1,000.00	$1,017.14	$8.13
(5% return before expenses)

Actual - Class B	$1,000.00	$1,022.17	$11.97

Hypothetical - Class B	$1,000.00	$1,013.36	$11.92
(5% return before expenses)

Actual - Class C	$1,000.00	$1,020.59	$11.97

Hypothetical - Class C	$1,000.00	$1,013.35	$11.93
(5% return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% for Class A, 2.35% for Class B, and 2.35% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the partial year period.) The Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 2.50% for Class A, 2.22% for Class B, and 2.06% for Class C for the six-month period of July 1, 2006, to December 31, 2006.

Timothy Plan Top Ten Holdings / Industries [52]

AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

COMMON STOCKS - 98.42%

number of shares		market value
	AIR DELIVERY & FRIEGHT SERVICES - 1.74%
15,300	UTI Worldwide, Inc.	$457,470

	BUILDING PRODUCTS - CEMENT/AGGREGATION - 2.36%
6,000	Martin Marietta Materials, Inc.	623,460

	BUSINESS SERVICES - 2.84%
3,300	CBOT Holdings, Inc. - Class A*	499,851
6,200	Checkfree Corp*	248,992

		748,843

	CELLULAR TELECOM - 4.84%
19,800	NII Holdings, Inc.*	1,275,912

	COMPUTER COMMUNICATON EQUIPMENT - 1.91%
6,800	F5 Networks, Inc*	504,628

	COMPUTER SERVICES - 2.17%
7,400	Cognizant Technology Solutions Corp. - Class A*	570,984

	COMPUTERS - MEMORY DEVICES - 2.08%
13,950	Network Appliance, Inc.*	547,956

	DIAGNOSTIC EQUIPMENT - 1.09%
5,500	Gen-Probe, Inc.*	288,035

	DISPOSABLE MEDICAL PRODUCTS - 1.67%
5,300	C.R. Bard, Inc.	439,741

	DIVERSIFIED COMMUNICATION SERVICES - 4.04%
28,600	American Tower Corp. - Class A*	1,066,208

	DRUGS & PHARMACEUTICALS - 2.06%
13,500	Herbalife Ltd.*	542,160

	E-COMMERCE/SERVICES - 2.03%
11,500	Monster Worldwide, Inc.*	536,360

	EDUCATIONAL SERVICES - 2.89%
11,500	ITT Educational Services, Inc.*	763,255

	ELECTRONIC COMPONENTS - SEMICONDUCTOR - 7.70%
49,500	Integrated Device Technology, Inc.*	766,260
17,000	NVIDIA Corp.*	629,170
18,300	Silicon Laboratories, Inc.*	634,095

		2,029,525

	FINANCE - INVESTMENT BANKER/BROKER - 2.02%
5,600	Legg Mason, Inc.	532,280

	FINANCIAL GUARANTEE INSURANCE - 2.94%
8,700	Ambac Financial Group, Inc.	774,909

The accompanying notes are an integral part of these financial statements.

Timothy Plan Aggressive Growth Fund [53]

AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

COMMON STOCKS - 98.42% (continued)

number of shares		market value
	SERVICES - FINANCE SERVICES - 2.69%
15,000	Lazard Ltd. - Class A	$710,100

	FOOTWEAR - 1.96%
26,600	Iconix Brand Group, Inc.*	515,774

	HEALTH CARE DISTRIBUTORS - 3.45%
18,600	Henry Schein, Inc.*	911,028

	HOUSEHOLD AUDIO & VIDEO EQUIPMENT - 3.41%
9,000	Harman International Industries, Inc.	899,190

	MEDICAL - BIOMEDICAL/GENETICS - 5.87%
16,700	Celgene Corp.*	960,751
29,100	PDL Biopharma, Inc.*	586,074

		1,546,825

	MEDICAL LABS & TESTING SERVICES - 0.98%
4,400	Covance, Inc.*	259,204

	METAL PROCESSORS & FABRICATION - 3.47%
11,700	Precision Castparts Corp.	915,876

	OIL & GAS DRILLINGS - 2.50%
3,300	Diamond Offshore Drilling, Inc.	263,802
8,300	Ultra Petroleum Corp.*	396,325

		660,127

	OIL COMPANY - EXPLORATION & PRODUCTION - 2.81%
7,900	Denbury Resources, Inc.*	219,541
14,900	Southwestern Energy Co.*	522,245

		741,786

	OIL FIELD MACHINERY & EQUIPMENT - 3.06%
7,200	Grant Prideco, Inc.*	286,344
8,500	National Oilwell Varco, Inc.*	520,030

		806,374

	OPERATIVE BUILDERS - 3.03%
15,000	D.R. Horton, Inc.	397,350
12,100	Pulte Homes, Inc.	400,752

		798,102

	REAL ESTATE MANAGEMENT/SERVICES - 3.42%
27,150	CB Richard Ellis Group, Inc. - Class A *	901,380

	RETAIL - EATING PLACES - 1.84%
8,700	Panera Bread Co. - Class A*	486,417

The accompanying notes are an integral part of these financial statements.

Timothy Plan Aggressive Growth Fund [54]

AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

COMMON STOCKS - 98.42% (continued)

number of shares		market value
	RETAIL - MISCELLANEOUS SHOPPING GOODS STORES - 0.98%
5,300	Dick’s Sporting Goods, Inc.*	$259,647

	RETAIL - SPECIALTY - 0.86%
5,100	Tractor Supply Co.*	228,021

	SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES - 3.00%
25,700	NASDAQ Stock Market, Inc.*	791,303

	SEMICONDUCTORS & RELATED DEVICES - 3.16%
24,600	QLogic Corp*	539,232
12,400	Xilinx, Inc.	295,244

		834,476

	SPECIALTY OUTPATIENT FACILITIES SERVICES - 1.17%
8,200	Psychiatric Solutions, Inc.*	307,664

	SOFTWARE & PROGRAMMING - 2.84%
19,300	Amdocs Ltd.*	747,875

	SPORTING ACTIVITIESS - 1.60%
8,700	Life Time Fitness, Inc.*	422,037

	TRADING COMPANIES & DISTRIBUTORS - 0.91%
6,700	Fastenal Co.	240,396

	VETERINARY DIAGNOSTICS - 1.03%
8,400	VCA Antech, Inc.*	270,396

	Total Common Stocks (cost $22,879,847)	25,955,724

SHORT TERM INVESTMENTS - 2.69%

number of shares		market value
708,414	Timothy Plan Money Market, 4.66% (A)(B)	$708,414

	Total Short-Term Investments (cost $708,414)	708,414

	TOTAL INVESTMENTS - 101.11% (cost $23,588,261)	26,664,138

	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.11)%	(292,868)

	NET ASSETS - 100.00%	$26,371,270

*	Non-income producing securities
(A)	Variable rate security; the yield shown represents the rate at December 31, 2006
(B)	Fund held is another series within the Timothy Plan

The accompanying notes are an integral part of these financial statements.

Timothy Plan Aggressive Growth Fund [55]

AGGRESSIVE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2006

ASSETS

amount
Investments in Securities at Value (cost $23,588,261) [NOTE 1]*	$26,664,138
Cash	72
Receivables for:
Interest	3,421
Dividends	1,855
Fund Shares Sold	4,483
Prepaid expenses	15,142

Total Assets	$26,689,111

LIABILITIES
amount
Accrued Advisory Fees	20,499
Accrued 12b-1 Fees Class A	5,010
Accrued 12b-1 Fees Class B	1,104
Accrued 12b-1 Fees Class C	1,638
Payable for Fund Shares Redeemed	10,000
Payable for Investments Purchased	260,057
Accrued Expenses	19,533

Total Liabilities	$317,841

NET ASSETS
amount
Class A Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 3,293,334 shares outstanding)	$23,187,121
Net Asset Value and Redemption Price Per Class A Share ($23,187,121 / 3,293,334 shares)	$7.04
Offering Price Per Share ($7.04 / 0.9475)	$7.43
Class B Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 186,658 shares outstanding)	$1,247,020
Net Asset Value and Offering Price Per Class B Share ($1,247,020 / 186,658 shares)	$6.68
Minimum Redemption Price Per Class B Share ($6.68 * 0.97)	$6.48
Class C Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 289,381 shares outstanding)	$1,937,129
Net Asset Value and Offering Price Per Class C Share ($1,937,129 / 289,381 shares)	$6.69
Minimum Redemption Price Per Share ($6.69 * 0.99)	$6.62
Net Assets	$26,371,270

SOURCES OF NET ASSETS
amount
At December 31, 2006, Net Assets Consisted of:
Paid-in Capital	$23,557,774
Accumulated Net Realized Loss on Investments	(262,381)
Net Unrealized Appreciation in Value of Investments	3,075,877

Net Assets	$26,371,270

*	Includes investment at value and cost in affiliated money market fund of $708,414.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Aggressive Growth Fund [56]

AGGRESSIVE GROWTH FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME

amount
Interest	$51,695
Dividends	52,592

Total Investment Income	104,287

EXPENSES
amount
Investment Advisory Fees [NOTE 3]	214,315
Fund Accounting, Transfer Agency, & Administration Fees	53,809
12b-1 Fees (Class A = $55,357, Class B = $13,648, Class C = $17,059) [NOTE 3]	86,064
Custodian Fees	8,150
Audit Fees	6,919
Registration Fees	22,500
Printing Expense	5,946
Legal Expense	4,772
Insurance Expense	1,526
Trustee Fees	870
Miscellaneous Expense	18,094

Total Expenses	422,965

Expenses Recouped by Advisor [NOTE 3]	3,481

Total Net Expenses	426,446

Net Investment Loss	(322,159)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
amount
Net Realized Gain on Investments	2,540,458
Change in Unrealized Appreciation (Depreciation) of Investments	(604,003)

Net Realized and Unrealized Gain on Investments	1,936,455

Net Increase in Net Assets Resulting from Operations	$1,614,296

The accompanying notes are an integral part of these financial statements.

Timothy Plan Aggressive Growth Fund [57]

AGGRESSIVE GROWTH FUND

STAMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS

	year ended 12/31/06	year ended 12/31/05
Operations:
Net Investment Income (Loss)	$(322,159)	$(264,463)
Net Realized Gain (Loss) on Investments	2,540,458	1,599,106
Net Change in Unrealized Appreciation of Investments	(604,003)	277,791

Net Increase in Net Assets (resulting from operations)	1,614,296	1,612,434

Distributions to Shareholders From:
Net Realized Gains:
Class A	(2,636,988)	(436,851)
Class B	(153,603)	(34,054)
Class C	(229,077)	(33,007)

Total Distributions	(3,019,668)	(503,912)

Capital Share Transactions:
Proceeds from Shares Sold:
Class A	6,797,890	3,241,617
Class B	10,768	13,571
Class C	682,247	643,123
Dividends Reinvested:
Class A	2,534,673	139,342
Class B	126,290	28,236
Class C	220,739	30,596
Cost of Shares Redeemed:
Class A	(3,342,527)	(2,409,369)
Class B	(219,971)	(230,780)
Class C	(186,700)	(74,097)

Net Increase in Net Assets (resulting from capital share transactions)	6,623,409	1,382,239

Total Increase in Net Assets	5,218,037	2,490,761

Net Assets:
Beginning of Year	21,153,233	18,662,472

End of Year	$26,371,270	$21,153,233

Accumulated Undistributed Net Investment Income	$—	$—

Shares of Capital Stock of the Fund Sold and Redeemed:
Shares Sold:
Class A	874,824	464,475
Class B	1,413	2,010
Class C	91,145	95,489
Shares Reinvested:
Class A	354,996	18,881
Class B	18,654	3,983
Class C	32,510	4,303
Shares Redeemed:
Class A	(431,137)	(356,918)
Class B	(29,707)	(35,240)
Class C	(25,211)	(11,051)

Net Increase in Number of Shares Outstanding	887,487	185,932

The accompanying notes are an integral part of these financial statements.

Timothy Plan Aggressive Growth Fund [58]

AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

AGGRESSIVE GROWTH FUND - CLASS A SHARES

	year ended 12/31/06	year ended 12/31/05		year ended 12/31/04		year ended 12/31/03		year ended 12/31/02
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$7.38	$6.95		$6.34		$4.56		$6.61

Income from Investment Operations:
Net Investment Income (Loss)	(0.08)	(0.09	)(A)	(0.07	)(A)	(0.06	)(A)	(0.05	)(A)
Net Realized and Unrealized Gain (Loss) on Investments	0.65	0.70		0.68		1.84		(2.00)

Total from Investment Operations	0.57	0.61		0.61		1.78		(2.05)

Less Distributions:
Dividends from Realized Gains	(0.91)	(0.18)		—		—		—
Dividends from Net Investment Income	—	—		—		—		—

Total Distributions	(0.91)	(0.18)		—		—		—

Net Asset Value at End of Year	$7.04	$7.38		$6.95		$6.34		$4.56

Total Return (B)(C)	7.50%	8.73%		9.62%		39.04%		(31.01)%
Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$23,187	$18,403		$16,453		$9,920		$4,878
Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	1.59%	1.59%		1.66%		1.85%		2.64%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	1.60%	1.60%		1.60%		1.60%		1.60%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	(1.17)%	(1.32)%		(1.38)%		(1.60)%		(2.44)%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	(1.18)%	(1.33)%		(1.32)%		(1.35)%		(1.40)%
Portfolio Turnover	96.39%	102.63%		102.46%		119.33%		134.34%

(A)	Per share amounts calculated using average shares method.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Aggressive Growth Fund [59]

AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

AGGRESSIVE GROWTH FUND - CLASS B SHARES

	year ended 12/31/06	year ended 12/31/05		year ended 12/31/04		year ended 12/31/03		year ended 12/31/02
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$7.09	$6.74		$6.19		$4.48		$6.56

Income from Investment Operations:
Net Investment Income (Loss)	(0.14)	(0.14	)(A)	(0.13	)(A)	(0.08	)(A)	(0.08	)(A)
Net Realized and Unrealized Gain (Loss) on Investments	0.64	0.67		0.68		1.79		(2.00)

Total from Investment Operations	0.50	0.53		0.55		1.71		(2.08)

Less Distributions:
Dividends from Realized Gains	(0.91)	(0.18)		—		—		—
Dividends from Net Investment Income	—	—		—		—		—

Total Distributions	(0.91)	(0.18)		—		—		—

Net Asset Value at End of Year	$6.68	$7.09		$6.74		$6.19		$4.48

Total Return (B)(C)	6.83%	7.82%		8.89%		38.17%		(31.71)%

Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$1,247	$1,392		$1,519		$1,356		$525
Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	2.32%	2.34%		2.41%		2.60%		3.70%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	2.35%	2.35%		2.35%		2.35%		2.35%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	(1.90)%	(2.07)%		(2.13)%		(2.35)%		(3.50)%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	(1.93)%	(2.08)%		(2.07)%		(2.10)%		(2.15)%
Portfolio Turnover	96.39%	102.63%		102.46%		119.33%		134.34%

(A)	Per share amounts calculated using average shares method.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Aggressive Growth Fund [60]

AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

AGGRESSIVE GROWTH FUND - CLASS C SHARES

	year ended 12/31/06	year ended 12/31/05		period ended 12/31/04 (A)
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$7.11	$6.75		$6.24

Income from Investment Operations:
Net Investment Income (Loss)	(0.11)	(0.14	)(B)	(0.06	)(B)
Net Realized and Unrealized Gain (Loss) on Investments	0.60	0.68		0.57

Total from Investment Operations	0.49	0.54		0.51

Less Distributions:
Dividends from Realized Gains	(0.91)	(0.18)		—
Dividends from Net Investment Income	—	—		—

Total Distributions	(0.91)	(0.18)		—

Net Asset Value at End of Period	$6.69	$7.11		$6.75

Total Return (C)(D)	6.65%	7.96%		8.17	%(E)
Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$1,937	$1,358		$690
Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	2.35%	2.34%		2.41	%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	2.35%	2.35%		2.35	%(F)
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	(1.94)%	(2.07)%		(2.13	)%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	(1.94)%	(2.08)%		(2.07	)%(F)
Portfolio Turnover	96.39%	102.63%		102.46%

(A)	For the period February 3, 2004 (Commencment of Operations) to December 31, 2004.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Aggressive Growth Fund [61]

LETTER FROM THE MANAGER

December 31, 2006

LARGE/MID-CAP GROWTH FUND

Investor sentiment continued to improve as 2006 came to a close, supported by strong corporate earnings, benign inflationary trends, and stable interest rates and energy prices. Economic conditions softened just enough to reduce inflationary expectations and allow corporate profit growth and business spending to remain at healthy levels. Earnings continued to exceed expectations reflecting strong worldwide economic growth, modest labor and material cost inflation and robust global liquidity. Consumer spending outside of the weak housing and automotive markets remained steadfast. Similarly, business investment spending continued to grow at a respectable pace bolstered by high corporate cash flow and rising capacity utilization.

We believe the economic and monetary backdrop remains favorable for the equity markets at this time. Our optimistic outlook, however, is mitigated by very positive investor sentiment and some recent softness in the domestic economy. If history is any guide, high investor optimism is often an indication of a short-term peak in the equity markets as professional investors hold low levels of cash and therefore have less incremental buying power to support higher equity prices. Corporate profit margins are showing some signs of exhaustion in recent quarters and could be approaching peak levels in light of smaller gains in productivity and higher capital spending. While some recent indicators such as housing starts and turnover data suggest the housing market could be bottoming, it is premature to call the end of the housing correction in our view.

The Timothy Plan Large/Mid-Cap Growth Fund trailed its benchmark, the Russell 1000 Growth Index, during calendar year 2006. From a sector perspective, the Producer Durable, Other Energy and Consumer Staples were the most significant and positive contributors to performance. The Producer Durable sector performance was led by manufacturers Danaher Corp. and Emerson Electric Company. The Other Energy sector performance was driven by oil services and equipment companies, Baker Hughes Incorporated and Weatherford International Ltd. Food service marketing and distribution company, SYSCO Corp., and consumer products company, Colgate Palmolive Co., drove strong relative performance in the Consumer Staples sector. The Consumer Discretionary, Information Technology and Health Care sectors all contributed to the performance shortfall of the portfolio. Poor results at women’s retailer, Chico’s Fashion Inc., and graphic content provider Getty Images, Inc., negatively impacted the Consumer Discretionary sector. Underperformance in the Technology sector was led by integrated circuit maker, Marvell Technology Group, and flash storage provider, SanDisk Corporation. Similarly, medical device maker, St. Jude Medical Inc., and “biotech company, Genzyme Corp.” poor results dominated the Health Care sector returns.

As we look forward into 2007 we believe this portfolio of high quality growth stocks is well-positioned to offer investors competitive long-term growth, capital returns and financial strength. We believe the U.S. economy is entering a mid-cycle slowdown driven in part by the impact of a weak housing environment. While the probability of recession, in our estimation, remains low we do anticipate earnings growth for the average company will moderate after four years of above-trend growth. Past history suggests that periods of decelerating growth in earnings tend to shift the market focus away from cyclically-sensitive companies toward those companies that can generate solid earnings growth in a slower growth environment. We have positioned this portfolio in attractively valued companies that we believe can deliver strong relative earnings growth. These companies continue to operate in growing end markets, reinvest their capital in new products and value-enhancing acquisitions and are well positioned to benefit from strong growth overseas and a weaker dollar.

Rittenhouse Asset Management, Inc.

Letter From The Manager [62]

FUND PROFILE

December 31, 2006

TIMOTHY PLAN LARGE/MID CAP GROWTH FUND

FUND PROFILE (unaudited):

Top Ten Holdings (% of Net Assets)		Industries (% of Net Assets)
Timothy Plan Money Market Fund	5.16%	Industrial	19.34%
Caremark RX, Inc.	3.27%	Healthcare	18.52%
Gilead Sciences, Inc.	3.16%	Technology	16.13%
L-3 Communications Holdings, Inc.	3.12%	Consumer, Cyclical	15.32%
SAP AG ADR	3.11%	Finance	10.19%
United Technologies Corp.	3.04%	Basic Materials	8.27%
Lowe’s Companies, Inc.	3.02%	Consumer, Non-cyclical	6.07%
Nokia Corp. ADR	3.02%	Communications	1.07%
American International Group, Inc.	2.97%	Short-Term Investments	5.16%
Bed Bath Beyond, Inc.	2.78%	Liabilities in Excess of Other Assets	(0.07)%

	32.65%		100.00%

EXPENSE EXAMPLE (unaudited):

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2006, through December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Timothy Plan Top Ten Holdings / Industries [63]

FUND PROFILE

December 31, 2006

TIMOTHY PLAN LARGE / MID CAP GROWTH FUND

Hypothetical example for comparison purposes (unaudited)

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period* 7/1/06 through 12/31/06
Actual - Class A	$1,000.00	$1,066.18	$7.83

Hypothetical - Class A	$1,000.00	$1,017.63	$7.64
(5% return before expenses)

Actual - Class B	$1,000.00	$1,062.79	$11.71

Hypothetical - Class B	$1,000.00	$1,013.85	$11.43
(5% return before expenses)

Actual - Class C	$1,000.00	$1,061.07	$11.67

Hypothetical - Class C	$1,000.00	$1,013.88	$11.41
(5% return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class B, and 2.25% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the partial year period.) The Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 6.62% for Class A, 6.28% for Class B, and 6.11% for Class C for the six-month period of July 1, 2006, to December 31, 2006.

Timothy Plan Top Ten Holdings / Industries [64]

LARGE / MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

COMMON STOCKS - 94.91%

number of shares		market value
	AEROSPACE/DEFENSE - EQUIPMENT - 3.04%
34,000	United Technologies Corp.	$2,125,680

	APPAREL MANUFACTURERS - 0.92%
15,000	Coach, Inc. *	644,400

	BIOLOGICAL PRODUCTS - 1.04%
36,000	PDL Biopharma, Inc. *	725,040

	BUSINESS SERVICES - 2.27%
40,000	Cintas Corp.	1,588,400

	CHEMICALS - SPECIALTY - 0.65%
10,000	Ecolab, Inc.	452,000

	COMPUTERS - MEMORY DEVICES - 1.12%
20,000	Network Appliance, Inc. *	785,600

	COSMETICS & TOILETRIES - 1.86%
20,000	Colgate-Palmolive Co.	1,304,800

	DIVERSIFIED MANUFACTURING OPERATIONS - 3.51%
25,000	Danaher Corp.	1,811,000
14,000	Illinois Tool Works, Inc.	646,660

		2,457,660

	ELECTRIC PRODUCTS - MISC - 2.65%
42,000	Emerson Electric Co.	1,850,940

	ELECTRIC COMPONENTS - SEMICONDUCTORS - 1.84%
22,000	Broadcom Corp. - Class A *	710,820
30,000	Marvell Technology Group Ltd. *	575,700

		1,286,520

	ELECTRONICS - MILITARY - 3.12%
26,700	L-3 Communications Holdings, Inc.	2,183,526

	ENTERPRISE SOFTWARE/SERVICES - 3.11%
41,000	SAP AG ADR	2,177,100

	FINANCE SERVICES - 1.53%
42,000	First Data Corp.	1,071,840

	FOOD - WHOLESALE/DISTRIBUTION - 2.68%
51,000	SYSCO Corp.	1,874,760

	INDUSTRIAL AUTOMATION/ROBOTICS - 2.85%
19,000	Intermec, Inc. *	461,130
25,050	Rockwell Automation, Inc.	1,530,054

		1,991,184

	INTERNET APPLICATION SOFTWARE - 0.99%
30,000	Red Hat, Inc. *	690,000

	LABORATORY ANALYTICAL INSTRUMENTS - 1.54%
18,000	Beckman Coulter, Inc.	1,076,400

The accompanying notes are an integral part of these financial statements.

Timothy Plan Large/Mid-Cap Growth Fund [65]

LARGE / MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

COMMON STOCKS - 94.91% (continued)

number of shares		market value
	MACHINERY - PRINT TRADE - 0.82%
16,500	Zebra Technologies Corp. - Class A *	$574,035

	MEDICAL - BIOMEDICAL/GENETICS - 2.29%
26,000	Genzyme Corp. *	1,601,080

	MEDICAL INSTRUMENTS - 1.93%
37,000	St. Jude Medical, Inc. *	1,352,720

	MEDICAL PRODUCTS - 4.59%
30,000	Baxter International, Inc.	1,391,700
33,000	Stryker Corp.	1,818,630

		3,210,330

	MULTI-LINE INSURANCE - 2.97%
29,000	American International Group, Inc.	2,078,140

	OIL - FIELD SERVICES - 2.73%
17,000	Schlumberger Ltd.	1,073,720
20,000	Weatherford International Ltd. *	835,800

		1,909,520

	OIL COMPANY - EXPLORATION & PRODUCTION - 2.18%
25,000	Chesapeake Energy Corp.	726,250
17,000	XTO Energy, Inc.	799,850

		1,526,100

	OIL COMPANY - INTEGRATED - 2.05%
20,000	Total Fina Elf SA ADR	1,438,400

	OIL FIELD MACHINERY & EQUIPMENT - 0.65%
7,500	National Oilwell Varco, Inc. *	458,850

	PERSONAL CREDIT INSTITUTIONS - 1.53%
22,000	SLM Corp.	1,072,940

	PHARMACEUTICAL PREPARATIONS - 1.12%
21,000	Vertex Pharamaceuticals, Inc. *	785,820

	PHARMACY SERVICES - 4.79%
40,000	Caremark RX, Inc.	2,284,400
20,000	Medco Health Solutions, Inc. *	1,068,800

		3,353,200

	PUMPS & PUMPING EQUIPMENT - 2.11%
26,000	ITT Corp.	1,477,320

	RAILROAD EQUIPMENT - 0.90%
18,000	Trinity Industries, Inc.	633,600

	RETAIL - APPAREL/SHOE - 2.13%
41,000	Chicos FAS, Inc. *	848,290
28,000	Urban Outfitters, Inc. *	644,840

		1,493,130

	RETAIL - BEDDING - 2.78%
51,000	Bed, Bath & Beyond, Inc. *	1,943,100

The accompanying notes are an integral part of these financial statements.

Timothy Plan Large/Mid-Cap Growth Fund [66]

LARGE / MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

COMMON STOCKS - 94.91% (continued)

number of shares		market value
	RETAIL - BUILDING PRODUCTS - 3.02%
67,900	Lowe’s Companies, Inc.	$2,115,085

	RETAIL - EATING PLACES - 0.95%
27,000	The Cheesecake Factory, Inc. *	664,200

	RETAIL - JEWELRY STORES - 2.30%
41,000	Tiffany & Co.	1,608,840

	RETAIL - PET FOOD & SUPPLIES - 0.95%
23,000	PetSmart, Inc.	663,780

	SECURITY BROKERS, DEALERS & FLOTATION - 2.72%
20,000	Legg Mason, Inc.	1,901,000

	SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.44%
23,000	T. Rowe Price Group, Inc.	1,006,710

	SEMICONDUCTOR EQUIPMENT - 2.10%
30,000	Linear Technology Corp.	909,600

13,000	Sandisk Corp. *	559,390

		1,468,990

	SEMICONDUCTORS & RELATED DEVICES - 0.93%
20,000	Microchip Technology, Inc.	654,000

	SERVICES - ADVERTISING AGENCIES - 1.07%
16,000	Monster Worldwide, Inc. *	746,240

	SERVICES - MISC. HEALTH & ALLIED SERVICES - 1.14%
14,000	Davita, Inc. *	796,320

	THERAPEUTICS - 3.16%
34,000	Gilead Sciences, Inc. *	2,207,620

	TRUCKING & COURIER SERVICES - 1.82%
17,000	United Parcel Service, Inc. - Class B	1,274,660

	WIRELESS EQUIPMENT - 3.02%
104,000	Nokia Corp. ADR	2,113,280

	Total Common Stocks (cost $58,489,356)	66,414,860

SHORT-TERM INVESTMENTS - 5.16%

number of shares		market value
3,608,381	Timothy Plan Money Market, 4.66% (A) (B)	3,608,381

	Total Short-Term Investments (cost $3,608,381)	3,608,381

	TOTAL INVESTMENTS - 100.07% (cost $62,097,737)	70,023,241

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.07)%	(46,366)

	NET ASSETS - 100.00%	$69,976,875

* Non-income producing securities

(ADR) American Depositary Receipt

(A) Variable rate security; the yield shown represents the rate at December 31, 2006

(B) Fund held is another series within the Timothy Plan

The accompanying notes are an integral part of these financial statements.

Timothy Plan Large/Mid-Cap Growth Fund [67]

LARGE / MID-CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2006

ASSETS

amount
Investments in Securities at Value (cost $62,097,737) [NOTE 1]*	$70,023,241
Receivables for:
Interest	10,852
Dividends	61,255
Fund Shares Sold	11,008
Prepaid expenses	16,450

Total Assets	$70,122,806

LIABILITIES

amount
Payable to Custodian	$6,174
Accrued Advisory Fees	50,485
Accrued 12b-1 Fees Class A	14,139
Accrued 12b-1 Fees Class B	1,931
Accrued 12b-1 Fees Class C	1,852
Payable for Fund Shares Redeemed	25,883
Accrued Expenses	45,273
Other Payables	194

Total Liabilities	$145,931

NET ASSETS

amount
Class A Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 9,034,975 shares outstanding)	$65,510,481
Net Asset Value and Redemption Price Per Class A Share ($65,510,481 / 9,034,975 shares)	$7.25
Offering Price Per Share ($7.25 / 0.9475)	$7.65
Class B Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 323,509 shares outstanding)	$2,244,554
Net Asset Value and Offering Price Per Class B Share ($2,244,554 / 323,509 shares)	$6.94
Minimum Redemption Price Per Class B Share ($6.94 * 0.97)	$6.73
Class C Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 319,739 shares outstanding)	$2,221,840
Net Asset Value and Offering Price Per Class C Share ($2,221,840 / 319,739 shares)	$6.95
Minimum Redemption Price Per Share ($6.95 * 0.99)	$6.88
Net Assets	$69,976,875

SOURCES OF NET ASSETS

amount
At December 31, 2006, Net Assets Consisted of:
Paid-in Capital	$67,508,831
Accumulated Net Realized Loss on Investments	(5,457,460)
Net Unrealized Appreciation in Value of Investments	7,925,504

Net Assets	$69,976,875

*	Includes investment at value and cost in affiliated money market fund of $3,608,381.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Large/Mid-Cap Growth Fund [68]

LARGE / MID-CAP GROWTH FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME

amount
Interest	$126,988
Dividends	494,597

Total Investment Income	621,585

EXPENSES

amount
Investment Advisory Fees [NOTE 3]	553,989
Fund Accounting, Transfer Agency, & Administration Fees	138,776
12b-1 Fees (Class A = $152,827, Class B = $22,341, Class C = $18,104) [NOTE 3]	193,272
Custodian Fees	10,938
Audit Fees	17,844
Registration Fees	26,918
Printing Expense	15,399
Legal Expense	13,095
Insurance Expense	3,956
Trustee Fees	2,260
Miscellaneous Expense	43,735

Total Expenses	1,020,182

Expenses Recouped by Advisor [NOTE 3]	5,902

Total Net Expenses	1,026,084

Net Investment Loss	(404,499)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

amount
Net Realized Gain on Investments	3,301,058
Change in Unrealized Appreciation (Depreciation) of Investments	(55,497)

Net Realized and Unrealized Gain on Investments	3,245,561

Net Increase in Net Assets Resulting from Operations	$2,841,062

The accompanying notes are an integral part of these financial statements.

Timothy Plan Large/Mid-Cap Growth Fund [69]

LARGE / MID-CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS

	year ended 12/31/06	year ended 12/31/05
Operations:
Net Investment Income (Loss)	$(404,499)	$(413,761)
Net Realized Gain (Loss) on Investments	3,301,058	(158,893)
Change in Unrealized Appreciation (Depreciation) of Investments	(55,497)	2,926,723

Net Increase in Net Assets (resulting from operations)	2,841,062	2,354,069

Capital Share Transactions:
Proceeds from Shares Sold:
Class A	17,403,566	11,060,388
Class B	88,760	85,155
Class C	837,957	702,998
Shares issued in connection with acquisition of the Noah Fund [NOTE 9]:
Class A	—	8,201,589
Class B	—	—
Class C	—	—
Cost of Shares Redeemed:
Class A	(8,476,919)	(4,484,967)
Class B	(237,400)	(512,278)
Class C	(184,004)	(226,474)

Net Increase in Net Assets (resulting from capital share transactions)	9,431,960	14,826,411

Total Increase in Net Assets	12,273,022	17,180,480

Net Assets:
Beginning of Year	57,703,853	40,523,373

End of Year	$69,976,875	$57,703,853

Accumulated Undistributed Net Investment Income	$—	$—

Shares of Capital Stock of the Fund Sold and Redeemed:
Shares Sold:
Class A	2,471,257	1,687,506
Class B	13,121	13,187
Class C	123,571	110,933
Shares issued in connection with acquisition of the Noah Fund [NOTE 9]:
Class A	—	1,269,274
Class B	—	—
Class C	—	—
Shares Redeemed:
Class A	(1,221,370)	(680,300)
Class B	(35,251)	(80,871)
Class C	(27,312)	(35,715)

Net Increase in Number of Shares Outstanding	1,324,016	2,284,014

The accompanying notes are an integral part of these financial statements.

Timothy Plan Large/Mid-Cap Growth Fund [70]

LARGE / MID-CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

LARGE/MID CAP GROWTH FUND - CLASS A SHARES

	year ended 12/31/06	year ended 12/31/05		year ended 12/31/04		year ended 12/31/03		year ended 12/31/02
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$6.92	$6.69		$6.17		$5.14		$7.28

Income from Investment Operations:
Net Investment Income (Loss)	(0.04)	(0.05	)(A)	(0.05	)(A)	(0.05	)(A)	(0.04	)(A)
Net Realized and Unrealized Gain (Loss) on Investments	0.37	0.28		0.57		1.08		(2.10)

Total from Investment Operations	0.33	0.23		0.52		1.03		(2.14)

Net Asset Value at End of Year	$7.25	$6.92		$6.69		$6.17		$5.14

Total Return (B)(C)	4.77%	3.44%		8.43%		20.04%		(29.40)%

Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$65,510	$53,901		$36,869		$23,407		$13,044

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	1.52%	1.60%		1.55%		1.62%		1.80%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	1.53%	1.60%		1.60%		1.60%		1.60%

Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	(0.56)%	(0.80)%		(0.95)%		(1.05)%		(1.21)%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	(0.57)%	(0.80)%		(1.00)%		(1.03)%		(1.01)%

Portfolio Turnover	60.46%	38.61%		60.25%		53.43%		52.28%

(A)	Per share amounts calculated using average shares method.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Large/Mid-Cap Growth Fund [71]

LARGE / MID-CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

LARGE / MID CAP GROWTH FUND - CLASS B SHARES

	year ended 12/31/06	year ended 12/31/05		year ended 12/31/04		year ended 12/31/03		year ended 12/31/02
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$6.68	$6.50		$6.04		$5.07		$7.22

Income from Investment Operations:
Net Investment Income (Loss)	(0.09)	(0.10	)(A)	(0.11	)(A)	(0.08	)(A)	(0.07	)(A)
Net Realized and Unrealized Gain (Loss) on Investments	0.35	0.28		0.57		1.05		(2.08)

Total from Investment Operations	0.26	0.18		0.46		0.97		(2.15)

Net Asset Value at End of Year	$6.94	$6.68		$6.50		$6.04		$5.07

Total Return (B)(C)	3.89%	2.77%		7.62%		19.13%		(29.92)%

Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$2,245	$2,307		$2,688		$2,385		$1,311

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	2.26%	2.35%		2.30%		2.38%		2.72%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	2.28%	2.35%		2.35%		2.35%		2.35%

Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	(1.31)%	(1.55)%		(1.70)%		(1.74)%		(2.12)%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	(1.33)%	(1.55)%		(1.75)%		(1.71)%		(1.75)%

Portfolio Turnover	60.46%	38.61%		60.25%		53.43%		52.28%

(A)	Per share amounts calculated using average shares method.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Large/Mid-Cap Growth Fund [72]

LARGE / MID-CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

LARGE / MID CAP GROWTH FUND - CLASS C SHARES

	year ended 12/31/06	year ended 12/31/05		period ended 12/31/04(A)
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$6.69	$6.52		$6.22

Income from Investment Operations:
Net Investment Income (Loss)	(0.07)	(0.08	)(B)	(0.05	)(B)
Net Realized and Unrealized Gain (Loss) on Investments	0.33	0.25		0.35

Total from Investment Operations	0.26	0.17		0.30

Net Asset Value at End of Period	$6.95	$6.69		$6.52

Total Return (C)(D)	3.89%	2.61%		4.82	%(E)

Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$2,222	$1,496		$967

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	2.27%	2.35%		2.30	%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	2.27%	2.35%		2.35	%(F)

Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	(1.31)%	(1.55)%		(1.70	)%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	(1.31)%	(1.55)%		(1.75	)%(F)

Portfolio Turnover	60.46%	38.61%		60.25%

(A)	For the period February 3, 2004 (Commencment of Operations) to December 31, 2004.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Large/Mid-Cap Growth Fund [73]

LETTER FROM THE MANAGER

December 31, 2006

STRATEGIC GROWTH FUND

It is hard to believe that another year has come and gone. The year of 2006 once again demonstrated the fact that markets go up and markets go down as things started out on a strong note, got really weak in the middle months and then finished fairly strong. All-in-all, your Timothy Plan Strategic Growth Fund performed quite well as you can readily see in the interior of this Annual Report.

As you know, our Strategic Growth Fund is diversified into four of our underlying mutual funds: Large/Mid-Cap Growth (35%); Large/Mid-Cap Value (25%); Small-Cap Value (20%); and Aggressive Growth (20%). The wisdom of incorporating an asset-allocation strategy into your investment program was demonstrated by the fact that equity funds with a value emphasis once again out-performed those with an emphasis on growth. This pendulum swings both ways and, we believe, this trend will reverse one of these days. Since no one knows the future and if or when that day may come, asset-allocation continues to be an important strategy.

As I stated in the President’s letter, there are two main ingredients to good investment performance: (1) a good investment climate, and (2) good investment management. Although we have little control over the first ingredient, we do take our responsibility on the second ingredient very seriously, i.e., to select top-tier money managers. As a result, we found it necessary to make a change in our underlying Small Cap Value Fund this year. On January 1st, 2006, Westwood Management Corporation’s small-cap division assumed management duties for this fund and, I think you will agree, they have done a fine job. Although no further management changes are anticipated at this time, our pledge to you, our shareholders, is that we will monitor and pursue the best management firms available to oversee the underlying funds.

I will leave the specific reporting on each fund to our various sub-advisors whose letters can be found within the body of this report. While investment performance will vary from year to year, we continue to believe the sub-advisory firms managing our underlying funds are among the best in the industry.

Arthur D. Ally
President, The Timothy Plan

Letter From The Manager [74]

FUND PROFILE

December 31, 2006

TIMOTHY PLAN STRATEGIC GROWTH FUND

FUND PROFILE (unaudited):

Asset Allocation
(% of Net Assets)
Large/Mid-Cap Growth	35.03%
Large/Mid-Cap Value	25.00%
Aggressive Growth	20.04%
Small Cap Value	20.00%
Short-Term Investments	0.06%
Liabilities in Excess of Cash & Other Assets	(0.13)%

100.00%

EXPENSE EXAMPLE (unaudited):

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2006, through December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Timothy Plan Top Ten Holdings / Industries [75]

FUND PROFILE

December 31, 2006

TIMOTHY PLAN STRATEGIC GROWTH FUND

Hypothetical example for comparison purposes (unaudited)

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/2006	12/31/2006	7/1/06 through 12/31/06
Actual - Class A	$1,000.00	$1,064.63	$5.42
Hypothetical - Class A	$1,000.00	$1,019.95	$5.31
(5% return before expenses)
Actual - Class B	$1,000.00	$1,060.50	$9.31
Hypothetical - Class B	$1,000.00	$1,016.17	$9.11
(5% return before expenses)
Actual - Class C	$1,000.00	$1,060.43	$9.30
Hypothetical - Class C	$1,000.00	$1,016.18	$9.10
(5% return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04% for Class A, 1.79% for Class B, and 1.79% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the partial year period). The Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 6.46% for Class A, 6.05% for Class B, and 6.04% for Class C for the six-month period of July 1, 2006, to December 31, 2006.

Timothy Plan Top Ten Holdings / Industries [76]

STRATEGIC GROWTH FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

MUTUAL FUNDS - 100.07%

number of shares		market value
1,736,082	Timothy Plan Fund Aggressive Growth Fund - Class A	$12,222,019
2,946,635	Timothy Plan Fund Large/Mid Cap Growth Fund - Class A*	21,363,100
1,065,484	Timothy Plan Fund Large/Mid Cap Value Fund - Class A	15,247,079
816,703	Timothy Plan Fund Small-Cap Value Fund - Class A	12,201,547

	Total Mutual Funds (cost $54,860,010)	61,033,745

SHORT-TERM INVESTMENTS - 0.06%

number of shares		market value
37,157	Timothy Plan Money Market, 4.66% (A)	37,157

	Total Short-Term Investments (cost $37,157)	37,157

	Total Investments (cost $54,897,167) - 100.13%	61,070,902

	Liabilities in Excess of Cash & Other Assets - (0.13)%	(81,185)

	TOTAL NET ASSETS - 100.00%	$60,989,717

*	Non-income producing securities
(A)	Variable rate security; the yield shown represents the rate at December 31, 2006.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Strategic Growth Fund [77]

STRATEGIC GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2006

ASSETS

amount
Investments in Securities of Affiliated Issuers at Value (cost $54,897,167) [NOTE 1]	$61,070,902
Cash	15,927
Receivables for:
Interest	130
Fund Shares Sold	17,382
Prepaid expenses	16,548

Total Assets	$61,120,889

LIABILITIES

amount
Accrued Advisory Fees	$33,890
Accrued 12b-1 Fees Class B	10,563
Accrued 12b-1 Fees Class C	4,834
Payable for Fund Shares Redeemed	40,586
Accrued Expenses	41,299

Total Liabilities	$131,172

NET ASSETS

amount
Class A Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 3,838,958 shares outstanding)	$37,203,899
Net Asset Value and Redemption Price Per Class A Share ($37,203,899 / 3,838,958 shares)	$9.69
Offering Price Per Share ($9.69 / 0.9475)	$10.23
Class B Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 1,739,145 shares outstanding)	$16,176,629
Net Asset Value and Offering Price Per Class B Share ($16,176,629 / 1,739,145 shares)	$9.30
Minimum Redemption Price Per Class B Share ($9.30 * 0.97)	$9.02
Class C Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 816,922 shares outstanding)	$7,609,189
Net Asset Value and Offering Price Per Class C Share ($7,609,189 / 816,922 shares)	$9.31
Minimum Redemption Price Per Share ($9.31 * 0.99)	$9.22
Net Assets	$60,989,717

SOURCES OF NET ASSETS

amount
At December 31, 2006, Net Assets Consisted of:
Paid-in Capital	$51,163,496
Accumulated Undistributed Net Investment Income	447,252
Accumulated Undistributed Net Realized Gain on Investments	3,205,234
Net Unrealized Appreciation in Value of Investments	6,173,735

Net Assets	$60,989,717

The accompanying notes are an integral part of these financial statements.

Timothy Plan Strategic Growth Fund [78]

STRATEGIC GROWTH FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
amount
Interest	$8,104
Dividends from Affiliated Issuers	1,432,296

Total Investment Income	1,440,400

EXPENSES
amount
Investment Advisory Fees [NOTE 3]	378,869
Fund Accounting, Transfer Agency, & Administration Fees	124,388
12b-1 Fees (Class B = $127,610, Class C = $51,357) [NOTE 3]	178,967
Custodian Fees	8,484
Audit Fees	15,993
Registration Fees	23,643
Printing Expense	13,670
Legal Expense	10,527
Insurance Expense	3,484
Trustee Fees	2,149
Miscellaneous Expense	38,370

Total Net Expenses	798,544

Expenses Recouped by Advisor [NOTE 3]	1,924

Total Net Expenses	800,468

Net Investment Income	639,932

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
amount
Net Realized Gain on Investments	436,389
Capital Gain Dividends from Investment Companies	3,267,748
Change in Unrealized Appreciation (Depreciation) of Investments	763,331

Net Realized and Unrealized Gain on Investments	4,467,468

Net Increase in Net Assets Resulting from Operations	$5,107,400

The accompanying notes are an integral part of these financial statements.

Timothy Plan Strategic Growth Fund [79]

STRATEGIC GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS

	year ended 12/31/06	year ended 12/31/05
Operations:
Net Investment Income (Loss)	$639,932	$(580,833)
Net Realized Gain on Investments	436,389	13,176
Capital Gain Distributions from Investment Companies	3,267,748	2,008,960
Net Change in Unrealized Appreciation of Investments	763,331	1,261,736

Net Increase in Net Assets (resulting from operations)	5,107,400	2,703,039

Distributions to Shareholders From:
Net Investment Income:
Class A	(192,678)	—
Net Realized Gains:
Class A	(1,451,513)	(841)
Class B	(662,809)	(577)
Class C	(305,894)	(179)

Total Distributions	(2,612,894)	(1,597)

Capital Share Transactions:
Proceeds from Shares Sold:
Class A	16,821,070	7,892,613
Class B	155,125	191,447
Class C	3,241,436	3,384,129
Dividends Reinvested:
Class A	1,567,342	—
Class B	628,770	—
Class C	256,816	—
Cost of Shares Redeemed:
Class A	(8,968,088)	(3,971,574)
Class B	(2,980,731)	(2,146,881)
Class C	(1,605,749)	(429,447)

Net Increase in Net Assets (resulting from capital share transactions)	9,115,991	4,920,287

Total Increase in Net Assets	11,610,497	7,621,729

Net Assets:
Beginning of Year	49,379,220	41,757,491

End of Year	$60,989,717	$49,379,220

Accumulated Undistributed Net Investment Income	$447,252	$—

Shares of Capital Stock of the Fund Sold and Redeemed:
Shares Sold:
Class A	1,737,399	913,170
Class B	16,701	23,402
Class C	349,496	405,521
Shares Reinvested:
Class A	160,753	—
Class B	67,176	—
Class C	27,408	—
Shares Redeemed:
Class A	(939,818)	(464,890)
Class B	(318,931)	(258,883)
Class C	(176,501)	(51,613)

Net Increase in Number of Shares Outstanding	923,683	566,707

The accompanying notes are an integral part of these financial statements.

Timothy Plan Strategic Growth Fund [80]

STRATEGIC GROWTH FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

STRATEGIC GROWTH FUND - CLASS A SHARES

	year ended 12/31/06	year ended 12/31/05		year ended 12/31/04		year ended 12/31/03		year ended 12/31/02
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$9.18	$8.64		$8.10		$6.33		$8.47

Income from Investment Operations:
Net Investment Income (Loss)	0.14	(0.10	)(A)	(0.05	)(A)	(0.07	)(A)	(0.07	)(A)
Net Realized and Unrealized Gain (Loss) on Investments	0.82	0.64		0.71		1.84		(2.07)

Total from Investment Operations	0.96	0.54		0.66		1.77		(2.14)

Less Distributions:
Dividends from Realized Gains	(0.40)	—	*	(0.12)		—		—
Dividends from Net Investment Income	(0.05)	—		—		—		—

Total Distributions	(0.45)	—		(0.12)		—		—

Net Asset Value at End of Year	$9.69	$9.18		$8.64		$8.10		$6.33

Total Return (B)(C)	10.41%	6.25%		8.09%		27.96%		(25.26)%
Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$37,204	$26,451		$21,019		$12,948		$7,430
Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor (D)	1.07%	1.11%		1.13%		1.17%		1.34%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor (D)	1.07%	1.15%		1.15%		1.15%		1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor (D)(E)	1.49%	(1.10)%		(0.74)%		(1.17)%		(1.34)%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor (D)(E)	1.49%	(1.14)%		(0.76)%		(1.15)%		(1.25)%
Portfolio Turnover	10.55%	1.61%		0.46%		0.53%		0.67%

*	Distributions amounted to less than 0.01 per share
(A)	Per share amounts calculated using average shares method.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Strategic Growth Fund [81]

STRATEGIC GROWTH FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

STRATEGIC GROWTH FUND - CLASS B SHARES

	year ended 12/31/06	year ended 12/31/05		year ended 12/31/04		year ended 12/31/03		year ended 12/31/02
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$8.85	$8.39		$7.92		$6.25		$8.42

Income from Investment Operations:
Net Investment Income (Loss)	0.05	(0.16	)(A)	(0.12	)(A)	(0.11	)(A)	(0.12	)(A)
Net Realized and Unrealized Gain (Loss) on Investments	0.80	0.62		0.71		1.78		(2.05)

Total from Investment Operations	0.85	0.46		0.59		1.67		(2.17)

Less Distributions:
Dividends from Realized Gains	(0.40)	—	*	(0.12)		—		—
Dividends from Net Investment Income	—	—		—		—		—

Total Distributions	(0.40)	—		(0.12)		—		—

Net Asset Value at End of Year	$9.30	$8.85		$8.39		$7.92		$6.25

Total Return (B)(C)	9.53%	5.49%		7.39%		26.72%		(25.77)%
Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$16,177	$17,467		$18,535		$16,350		$9,394
Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor (D)	1.81%	1.86%		1.88%		1.92%		2.10%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor (D)	1.82%	1.90%		1.90%		1.90%		2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor (D)(E)	0.44%	(1.85)%		(1.49)%		(1.92)%		(2.10)%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor (D)(E)	0.43%	(1.89)%		(1.51)%		(1.90)%		(2.00)%
Portfolio Turnover	10.55%	1.61%		0.46%		0.53%		0.67%

*	Distributions amounted to less than 0.01 per share
(A)	Per share amounts calculated using average shares method.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Strategic Growth Fund [82]

STRATEGIC GROWTH FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

STRATEGIC GROWTH FUND - CLASS C SHARES

	year ended 12/31/06	year ended 12/31/05		period ended 12/31/04 (A)
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$8.86	$8.39		$8.03

Income from Investment Operations:
Net Investment Income (Loss)	0.06	(0.16	)(B)	(0.05	)(B)
Net Realized and Unrealized Gain (Loss) on Investments	0.79	0.63		0.53

Total from Investment Operations	0.85	0.47		0.48

Less Distributions:
Dividends from Realized Gains	(0.40)	—	*	(0.12)
Dividends from Net Investment Income	—	—		—

Total Distributions	(0.40)	—		(0.12)

Net Asset Value at End of Period	$9.31	$8.86		$8.39

Total Return (C)(D)	9.51%	5.61%		5.92	%(E)
Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$7,609	$5,462		$2,204
Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor (G)	1.81%	1.86%		1.88	%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Advisor (G)	1.81%	1.90%		1.90	%(F)
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor (G)(H)	0.76%	(1.85)%		(1.49	)%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Advisor (G)(H)	0.76%	(1.89)%		(1.51	)%(F)
Portfolio Turnover	10.55%	1.61%		0.46%

*	Distributions amounted to less than 0.01 per share
(A)	For the period February 3, 2004 (Commencement of Operations) to December 31, 2004.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.
(G)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(H)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Strategic Growth Fund [83]

LETTER FROM THE MANAGER

December 31, 2006

CONSERVATIVE GROWTH FUND

It is hard to believe that another year has come and gone. The year of 2006 once again demonstrated the fact that markets go up and markets go down as things started out on a strong note, got really weak in the middle months and then finished fairly strong. All-in-all, your Timothy Plan Conservative Growth Fund performed quite well as you can readily see in the interior of this Annual Report.

As you know, our Conservative Growth Fund is diversified into four of our underlying mutual funds: Large/Mid-Cap Growth (20%); Large/Mid-Cap Value (30%); Small-Cap Value (20%); and Fixed Income (30%). The wisdom of incorporating an asset-allocation strategy into your investment program was demonstrated by the fact that equity funds with a value emphasis once again out-performed those with an emphasis on growth. This pendulum swings both ways and, we believe, this trend will reverse one of these days. Since no one knows the future and if or when that day may come, asset-allocation continues to be an important strategy.

As I stated in the President’s letter, there are two main ingredients to good investment performance: (1) a good investment climate, and (2) good investment management. Although we have little control over the first ingredient, we do take our responsibility on the second ingredient very seriously, i.e., to select top-tier money managers. As a result, we found it necessary to make a change in our underlying Small Cap Value Fund this year. On January 1st, 2006, Westwood Management Corporation’s small-cap division assumed management duties for this fund and, I think you will agree, they have done a fine job. Although no further management changes are anticipated at this time, our pledge to you, our shareholders, is that we will monitor and pursue the best management firms available to oversee the underlying funds.

I will leave the specific reporting on each fund to our various sub-advisors whose letters can be found within the body of this report. While investment performance will vary from year to year, we continue to believe the sub-advisory firms managing our underlying funds are among the best in the industry.

Arthur D. Ally

President, The Timothy Plan

Letter From The Manager [84]

FUND PROFILE

December 31, 2006

TIMOTHY PLAN CONSERVATIVE GROWTH FUND

FUND PROFILE (unaudited):

Industries

(% of Net Assets)

Fixed Income	30.15%
Large/Mid-Cap Value	29.98%
Large/Mid-Cap Growth	20.02%
Small-Cap Value	19.96%
Liabilities in Excess of Other Assets	(0.11)%

100.00%

EXPENSE EXAMPLE (unaudited):

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2006, through December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Timothy Plan Top Ten Holdings / Industries [85]

FUND PROFILE

December 31, 2006

TIMOTHY PLAN CONSERVATIVE GROWTH FUND

Hypothetical example for comparison purposes (unaudited)

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/2006	12/31/2006	7/1/06 through 12/31/06
Actual - Class A	$1,000.00	$1,068.05	$5.54
Hypothetical - Class A	$1,000.00	$1,019.84	$5.41
(5% return before expenses)
Actual - Class B	$1,000.00	$1,063.48	$9.44
Hypothetical - Class B	$1,000.00	$1,016.05	$9.23
(5% return before expenses)
Actual - Class C	$1,000.00	$1,064.13	$9.43
Hypothetical - Class C	$1,000.00	$1,016.07	$9.21
(5% return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06% for Class A, 1.82% for Class B, and 1.81% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the partial year period.) The Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 6.81% for Class A, 6.35% for Class B, and 6.41% for Class C for the six-month period of July 1, 2006, to December 31, 2006.

Timothy Plan Top Ten Holdings / Industries [86]

CONSERVATIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

MUTUAL FUNDS - 100.11%

number of shares		market value
1,499,721	Timothy Plan Fund Fixed Income Fund Class A	$14,907,228
1,365,128	Timothy Plan Fund Large/Mid Cap Growth Fund Class A*	9,897,180
1,035,938	Timothy Plan Fund Large/Mid Cap Value Fund Class A	14,824,268
660,771	Timothy Plan Fund Small Cap Value Fund Class A	9,871,910

	Total Mutual Funds (cost $44,891,558)	$49,500,586

	TOTAL INVESTMENTS - 100.11% (cost $44,891,558)	49,500,586

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.11)%	(55,685)

	NET ASSETS - 100.00%	$49,444,901

*	Non-income producing securities

The accompanying notes are an integral part of these financial statements.

Timothy Plan Conservative Growth Fund [87]

CONSERVATIVE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2006

ASSETS
amount
Investments in Securities of Affiliated Issuers at Value (cost $44,891,558) [NOTE 1]	$49,500,586
Receivables for:
Interest	66
Fund Shares Sold	3,337
Investments Sold	75,000
Miscellaneous	1,769
Prepaid expenses	14,872

Total Assets	$49,595,630

LIABILITIES
amount
Payable to Custodian	$56,015
Accrued Advisory Fees	27,484
Accrued 12b-1 Fees Class B	6,793
Accrued 12b-1 Fees Class C	3,750
Payable for Fund Shares Redeemed	19,007
Accrued Expenses	37,680

Total Liabilities	$150,729

NET ASSETS
amount
Class A Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 2,990,161 shares outstanding)	$33,189,028
Net Asset Value and Redemption Price Per Class A Share ($33,189,028 / 2,990,161 shares)	$11.10
Offering Price Per Share ($11.10 / 0.9475)	$11.72
Class B Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 976,434 shares outstanding)	$10,423,287
Net Asset Value and Offering Price Per Class B Share ($10,423,287 / 976,434 shares)	$10.67
Minimum Redemption Price Per Class B Share ($10.67 * 0.97)	$10.35
Class C Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 546,343 shares outstanding)	$5,832,586
Net Asset Value and Offering Price Per Class C Share ($5,832,586 / 546,343 shares)	$10.68
Minimum Redemption Price Per Share ($10.68 * 0.99)	$10.57
Net Assets	$49,444,901

SOURCES OF NET ASSETS
amount
At December 31, 2006, Net Assets Consisted of:
Paid-in Capital	$42,644,644
Accumulated Undistributed Net Investment Income	438,451
Accumulated Undistributed Net Realized Gain on Investments	1,752,778
Net Unrealized Appreciation in Value of Investments	4,609,028

Net Assets	$49,444,901

The accompanying notes are an integral part of these financial statements.

Timothy Plan Conservative Growth Fund [88]

CONSERVATIVE GROWTH FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME

amount
Interest	$4,396
Dividends from Affiliated Issuers	1,882,150

Total Investment Income	1,886,546

EXPENSES

amount
Investment Advisory Fee [NOTE 3]	307,082
Fund Accounting, Transfer Agency, & Administration Fees	100,897
12b-1 Fees (Class B = $82,419, Class C = $38,894) [NOTE 3]	121,313
Custodian Fees	6,310
Audit Fees	12,981
Registration Fees	24,216
Printing Expense	11,250
Legal Expense	9,140
Insurance Expense	2,982
Trustee Fees	1,633
Miscellaneous Expense	33,669

Total Expenses	631,473

Expenses Recouped by Advisor [NOTE 3]	7,081

Total Net Expenses	638,554

Net Investment Income	1,247,992

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

amount
Net Realized Gain on Investments	395,710
Capital Gain Distributions from Investment Companies	1,660,016
Change in Unrealized Appreciation (Depreciation) of Investments	1,002,864

Net Realized and Unrealized Gain on Investments	3,058,590

Net Increase in Net Assets Resulting from Operations	$4,306,582

The accompanying notes are an integral part of these financial statements.

Timothy Plan Conservative Growth Fund [89]

CONSERVATIVE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS

	year ended 12/31/06	year ended 12/31/05
Operations:
Net Investment Income (Loss)	$1,247,992	$(92,490)
Net Realized Gain (Loss) on Investments	395,710	210,330
Capital Gain Distributions from Investment Companies	1,660,016	1,961,407
Net Change in Unrealized Appreciation (Depreciation) of Investments	1,002,864	110,761

Net Increase in Net Assets (resulting from operations)	4,306,582	2,190,008

Distributions to Shareholders From:
Net Investment Income:
Class A	(622,945)	—
Class B	(114,194)	—
Class C	(72,402)	—
Capital Gains:
Class A	(1,621,453)	—
Class B	(536,274)	—
Class C	(297,481)	—

Total Distributions	(3,264,749)	—

Capital Share Transactions:
Proceeds from Shares Sold:
Class A	8,543,370	7,714,831
Class B	33,896	173,094
Class C	1,979,692	2,558,857
Dividends Reinvested:
Class A	2,099,324	—
Class B	618,832	—
Class C	310,778	—
Cost of Shares Redeemed:
Class A	(5,871,655)	(4,650,630)
Class B	(2,181,985)	(1,913,394)
Class C	(906,890)	(1,043,678)

Net Increase in Net Assets (resulting from capital share transactions)	4,625,362	2,839,080

Total Increase in Net Assets	5,667,195	5,029,088

Net Assets:
Beginning of Year	43,777,706	38,748,618

End of Year	$49,444,901	$43,777,706

Accumulated Undistributed Net Investment Income	$438,451	$—

Shares of Capital Stock of the Fund Sold and Redeemed:
Shares Sold:
Class A	758,435	750,290
Class B	3,130	17,718
Class C	183,868	257,840
Shares Reinvested:
Class A	188,615	—
Class B	57,781	—
Class C	29,018	—
Shares Redeemed:
Class A	(521,509)	(450,167)
Class B	(201,902)	(192,583)
Class C	(84,100)	(104,829)

Net Increase in Number of Shares Outstanding	413,336	278,269

The accompanying notes are an integral part of these financial statements.

Timothy Plan Conservative Growth Fund [90]

CONSERVATIVE GROWTH FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

CONSERVATIVE GROWTH FUND - CLASS A SHARES

year ended 12/31/06	year ended 12/31/05	year ended 12/31/04	year ended 12/31/03	year ended 12/31/02
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$10.83	$10.26	$9.85	$8.20	$9.43

Income from Investment Operations:
Net Investment Income (Loss)	0.32	(0.01	)(A)	0.02	(A)	—	(A)	0.02	(A)
Net Realized and Unrealized Gain (Loss) on Investments	0.75	0.58	0.61	1.66	(1.25)

Total from Investment Operations	1.07	0.57	0.63	1.66	(1.23)

Less Distributions:
Dividends from Realized Gains	(0.58)	—	(0.19)	(0.01)	—
Dividends from Net Investment Income	(0.22)	—	—	—	—	*
Distributions from Return of Capital	—	—	(0.03)	—	—

Total Distributions	(0.80)	—	(0.22)	(0.01)	—

Net Asset Value at End of Year	$11.10	$10.83	$10.26	$9.85	$8.20

Total Return (B)(C)	9.86%	5.56%	6.41%	20.22%	(13.03)%
Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$33,189	$27,765	$23,241	$15,765	$9,573
Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor (D)	1.08%	1.13%	1.14%	1.18%	1.38%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor (D)	1.09%	1.15%	1.15%	1.15%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor (D)(E)	2.98%	(0.11)%	0.27%	0.02%	0.06%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor (D)(E)	2.97%	(0.13)%	0.26%	0.05%	0.24%
Portfolio Turnover	6.12%	3.61%	0.00%	2.51%	0.00%

*	Distributions amounted to less than 0.01 per share
(A)	Per share amounts calculated using average shares method.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Conservative Growth Fund [91]

CONSERVATIVE GROWTH FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

CONSERVATIVE GROWTH FUND - CLASS B SHARES
	year ended 12/31/06	year ended 12/31/05		year ended 12/31/04		year ended 12/31/03		year ended 12/31/02
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$10.43	$9.96		$9.60		$8.06		$9.33

Income from Investment Operations:
Net Investment Income (Loss)	0.22	(0.09	)(A)	(0.05	)(A)	(0.06	)(A)	(0.03	)(A)
Net Realized and Unrealized Gain (Loss) on Investments	0.72	0.56		0.60		1.61		(1.24)

Total from Investment Operations	0.94	0.47		0.55		1.55		(1.27)

Less Distributions:
Dividends from Realized Gains	(0.58)	—		(0.19)		(0.01)		—
Dividends from Net Investment Income	(0.12)	—		—		—		—	*

Total Distributions	(0.70)	—		(0.19)		(0.01)		—

Net Asset Value at End of Year	$10.67	$10.43		$9.96		$9.60		$8.06

Total Return (B)(C)	9.00%	4.72%		5.72%		19.20%		(13.64)%
Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$10,423	$11,652		$12,870		$11,918		$7,846
Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor(D)	1.82%	1.88%		1.89%		1.94%		2.13%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor(D)	1.85%	1.90%		1.90%		1.90%		1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor(D)(E)	1.88%	(0.86)%		(0.48)%		(0.76)%		(0.67)%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor(D)(E)	1.85%	(0.88)%		(0.49)%		(0.72)%		(0.49)%
Portfolio Turnover	6.12%	3.61%		0.00%		2.51%		0.00%

*	Distributions amounted to less than 0.01 per share
(A)	Per share amounts calculated using average shares method.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Conservative Growth Fund [92]

CONSERVATIVE GROWTH FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

CONSERVATIVE GROWTH FUND - CLASS C SHARES

	year ended 12/31/06	year ended 12/31/05		period ended 12/31/04 (A)
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$10.44	$9.97		$9.69

Income from Investment Operations:
Net Investment Income (Loss)	0.23	(0.09	)(B)	(0.02	)(B)
Net Realized and Unrealized Gain (Loss) on Investments	0.73	0.56		0.49

Total from Investment Operations	0.96	0.47		0.47

Less Distributions:
Dividends from Realized Gains	(0.58)	—		(0.19)
Dividends from Net Investment Income	(0.14)	—		—

Total Distributions	(0.72)	—		(0.19)

Net Asset Value at End of Period	$10.68	$10.44		$9.97

Total Return (C)(D)	9.16%	4.71%		4.84	%(E)
Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$5,833	$4,361		$2,638
Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor (G)	1.84%	1.88%		1.89	%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Advisor (G)	1.84%	1.90%		1.90	%(F)
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor (G)(H)	2.36%	(0.86)%		(0.48	)%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Advisor (G)(H)	2.36%	(0.88)%		(0.49	)%(F)
Portfolio Turnover	6.12%	3.61%		0.00%

(A)	For the period February 3, 2004 (Commencement of Operations) to December 31, 2004.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.
(G)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(H)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Conservative Growth Fund [93]

FUND PROFILE

December 31, 2006

TIMOTHY PLAN MONEY MARKET FUND

FUND PROFILE (unaudited):

Top Ten Holdings		Industries
(% of Net Assets)		(% of Net Assets)
U.S. Treasury Bill, 4.53%, 01/18/07	46.41%	Government	93.39%
Federal Home Loan Bank, 4.990%, 01/09/07	6.43%	Money Market Instruments	5.55%
Federal Home Loan Bank, 4.800%, 01/02/07	5.05%	Other Assets Less Liabilities	1.06%

Federal Home Loan Bank, 4.950%, 01/05/07	5.04%		100.00%

Fidelity Institution Money Market	4.54%
Federal Home Loan Bank, 5.050%, 01/29/07	4.02%
Federal Home Loan Bank, 5.161%, 02/23/07	4.01%
Federal Home Loan Bank, 5.150%, 04/30/07	3.97%
Federal Home Loan Bank, 5.148%, 02/02/07	3.89%
Federal Home Loan Bank, 5.163%, 02/28/07	3.50%

	86.86%

EXPENSE EXAMPLE (unaudited):

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2006, through December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Timothy Plan Top Ten Holding / Industries [94]

FUND PROFILE

December 31, 2006

TIMOTHY PLAN MONEY MARKET FUND

Hypothetical example for comparison purposes (unaudited)

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/2006	12/31/2006	7/1/06 through 12/31/06
Actual	$1,000.00	$1,023.34	$4.24
Hypothetical	$1,000.00	$1,021.01	$4.24
(5% return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the partial year period.) The Fund’s ending account value the first line in the table is based on its actual total return of 2.33% for the six-month period of July 1, 2006, to December 31, 2006.

Timothy Plan Top Ten Holdings / Industries [95]

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

SHORT TERM INVESTMENTS - 98.94%

par value		market value
	Government Agencies - 46.98%
$600,000	Federal Home Loan Bank, 5.175%, 01/26/07	$597,871
775,000	Federal Home Loan Bank, 5.148%, 02/02/07	771,139
700,000	Federal Home Loan Bank, 5.121%, 03/28/07	691,555
600,000	Federal Home Loan Bank, 5.150%, 04/25/07	590,526
800,000	Federal Home Loan Bank, 5.150%, 04/30/07	786,672
1,000,000	Federal Home Loan Bank, 4.800%, 01/02/07	999,882
1,000,000	Federal Home Loan Bank, 4.950%, 01/05/07	999,495
1,275,000	Federal Home Loan Bank, 4.990%, 01/09/07	1,273,555
800,000	Federal Home Loan Bank, 5.050%, 01/29/07	796,783
315,000	Federal Home Loan Bank, 5.050%, 01/31/07	313,650
800,000	Federal Home Loan Bank, 5.161%, 02/23/07	793,946
700,000	Federal Home Loan Bank, 5.163%, 02/28/07	694,203

	Total Government Agencies (amortized cost $9,309,277)	9,309,277

	Money Market Instruments - 5.55%
899,969	Fidelity Institution Money Market, 4.18% (A)	899,969
199,516	First American Treasury Obligation Fund, 4.53% (A)	199,516

	Total Money Market Instruments (cost $1,099,485)	1,099,485

	Treasury Bills - 46.41%
9,215,000	U.S. Treasury Bill, 4.53%, 01/18/07	9,194,968

	Total Treasury Bills (cost $9,194,968)	9,194,968

	TOTAL INVESTMENTS - 98.94% (cost $19,603,730)	19,603,730

	OTHER ASSETS LESS LIABILITIES - 1.06%	209,543

	TOTAL NET ASSETS - 100.00%	$19,813,273

(A)	Variable rate security; the yield shown represents the rate at December 31, 2006

The accompanying notes are an integral part of these financial statements.

Timothy Plan Money Market Fund [96]

MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2006

ASSETS

amount
Investments in Securities at Value (cost $19,603,730) [NOTE 1]	19,603,730
Receivables:
Interest	2,007
Fund Shares Sold	225,340
Prepaid expenses	8,919

Total Assets	$19,839,996

LIABILITIES
amount
Accrued Advisory Fees	$2,248
Payable for Distributions	19,235
Accrued Expenses	5,240

Total Liabilities	$26,723

NET ASSETS
amount
Net Assets	$19,813,273

Shares of Capital Stock Outstanding (par value $0.001, unlimited shares authorized)	19,813,982

Net Asset Value, Offering and Redemption Price Per Share ($19,813,273 / 19,813,982 shares)	$1.00

SOURCES OF NET ASSETS
amount
At December 31, 2006, Net Assets Consisted of:
Paid-in Capital	$19,813,808
Accumulated Net Realized Loss on Investments	(535)

Net Assets	$19,813,273

The accompanying notes are an integral part of these financial statements.

Timothy Plan Money Market Fund [97]

MONEY MARKET FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME

amount
Interest	$304,534

Total Investment Income	304,534

EXPENSES
amount
Investment Advisory Fees [NOTE 3]	35,913
Fund Accounting, Transfer Agency, & Administration Fees	12,647
Custodian Fees	2,835
Audit Fees	1,626
Registration Fees	13,228
Printing Expense	1,378
Legal Expense	1,184
Insurance Expense	372
Trustee Fees	214
Miscellaneous Expense	3,481

Total Expenses	72,878

Expenses Waived and Reimbursed by Adviser [NOTE 3]	(21,997)

Total Net Expenses	50,881

Net Investment Income	253,653

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
amount
Net Realized Loss on Investments	(4)

Net Increase in Net Assets Resulting from Operations	$253,649

The accompanying notes are an integral part of these financial statements.

Timothy Plan Large/Mid-Cap Value Fund [98]

MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS

	year ended 12/31/06	year ended 12/31/05

Operations:
Net Investment Income (Loss)	$253,653	$115,638
Net Realized (Loss) on Investments	(4)	(330)

Net Increase in Net Assets (resulting from operations)	253,649	115,308

Distributions to Shareholders From:
Net Investment Income	(254,651)	(116,270)
Net Realized Gain	—	(252)

Total Distributions	(254,651)	(116,522)

Capital Share Transactions:
Proceeds from Shares Sold:	20,973,500	6,581,505
Dividends Reinvested:	231,258	93,096
Cost of Shares Redeemed:	(6,585,931)	(5,176,157)

Net Increase in Net Assets (resulting from capital share transactions)	14,618,827	1,498,444

Total Increase in Net Assets	14,617,825	1,497,230

Net Assets:
Beginning of Year	5,195,448	3,698,218

End of Year	$19,813,273	$5,195,448

Accumulated Undistributed Net Investment Income	$—	$998

Shares of Capital Stock of the Fund Sold and Redeemed:
Shares Sold:	20,973,500	6,581,505
Shares Reinvested:	231,258	93,096
Shares Redeemed:	(6,585,931)	(5,176,157)

Net Increase in Number of Shares Outstanding	14,618,827	1,498,444

The accompanying notes are an integral part of these financial statements.

Timothy Plan Large/Mid-Cap Value Fund [99]

MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

MONEY MARKET FUND

year ended 12/31/06	year ended 12/31/05	year ended 12/31/04	year ended 12/31/03	year ended 12/31/02

Per Share Operating Performance:
Net Asset Value at Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations:
Net Investment Income (Loss)	0.04	0.03	(A)	0.01	(A)	0.01	(A)	0.01	(A)

Total from Investment Operations	0.04	0.03	0.01	0.01	0.01

Less Distributions:
Dividends from Realized Gains	—	(0.00	)*	—	—	—
Dividends from Net Investment Income	(0.04)	(0.03)	(0.01)	(0.01)	(0.01)

Total Distributions	(0.04)	(0.03)	(0.01)	(0.01)	(0.01)

Net Asset Value at End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (B)	4.17%	2.48%	0.97%	0.59%	0.80%

Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$19,813	$5,195	$3,698	$3,554	$3,544

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	1.21%	1.13%	1.20%	1.40%	1.85%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	0.85%	0.66%	0.25%	0.48%	0.85%

Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	3.85%	2.03%	0.07%	(0.36)%	(0.22)%
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	4.21%	2.50%	1.02%	0.56%	0.78%

*	Amount Distributed less than 0.01 per share
(A)	Per share amounts calculated using average shares method.
(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been lower if certain expenses had not been reimbursed or waived.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Money Market Fund [100]

LETTER FROM THE MANAGER

December 31, 2006

PATRIOT FUND

The Timothy Patriot Fund had good absolute and risk-adjusted returns for 2006. We added significant value in the industrials, financials and consumer discretionary sectors during the fourth quarter 2006.

Our fourth-quarter outperformance in industrials came from the building products subsector. Financials sector performance was also very good. It helped that we were underweighted in this underperforming sector, and broad-based positive stock selection was key. The consumer discretionary sector, after lagging for most of the first half of 2006, was also a big contributor to gains this quarter. We added relative value to every subsector in which we invested and no stocks declined during the quarter.

In terms of poor performers, enterprise-cable companies Commscope and Anixter sold off modestly when investors took profits after strong stock gains during 2006. Both companies’ corporate performance has been exceptional in our view and there are no fundamental changes to the businesses. Intermec, a provider of automated data capture and radio frequency identification (RFID) solutions, was down during the quarter. It lowered guidance based on weaker-than-expected sales caused by aggressive competitor pricing and a deferral of business due to the timing of new-product introductions. We view these issues as transitory and believe the company has an extremely bright future, though quarterly performance will likely remain volatile.

Looking forward, we believe the favorable fundamentals – reasonable economic growth, growing profits, expanding employment, tolerable interest rates, attractive valuations and an abundance of merger-and-acquisition activity – that drove equity prices in 2006 are likely to remain in effect in 2007. The small-capitalization arena continues to have, in our view, a multitude of high-quality companies that meet the above criteria.

Awad Asset Management in November hired a team that previously had managed the Pioneer Small Cap Value Fund. The team of two portfolio managers and two research analysts will provide Jim Awad with expanded experience and capabilities.

Awad Asset Management

Letter From The Manager [101]

FUND PROFILE

December 31, 2006

PATRIOT FUND

FUND PROFILE (unaudited):

Top Ten Holdings (% of Net Assets)		Industries (% of Net Assets)
Timothy Plan Money Market	12.09%	Consumer, Cyclical	17.95%
CBRL Group, Inc.	3.95%	Consumer, Non-cyclical	15.65%
MCG Capital Corp.	3.65%	Communications	13.20%
Lennox International, Inc.	2.75%	Industrial	11.79%
Charles River Laboratories International, Inc.	2.74%	Financial	10.76%
K2, Inc.	2.65%	Energy	7.77%
Comstock Resources, Inc.	2.57%	Technology	7.36%
School Specialty, Inc.	2.51%	Healthcare	1.72%
Commscope, Inc.	2.47%	Basic Materials	0.96%
Navigant Consulting, Inc.	2.30%	Short-Term Investments	12.09%

	37.68%	Other Assets Less Liabilities	0.75%

			100.00%

EXPENSE EXAMPLE (unaudited):

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2006, through December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Timothy Plan Top Ten Holdings / Industries [102]

FUND PROFILE

December 31, 2006

PATRIOT FUND

Hypothetical example for comparison purposes (unaudited)

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/ 1/ 2006	12/31/2006	7/1/06 through 12/ 31/ 06
Actual - Class A	$1,000.00	$1,138.26	$8.61

Hypothetical - Class A	$1,000.00	$1,017.15	$8.13
(5% return before expenses)

Actual - Class C	$1,000.00	$1,134.86	$12.63

Hypothetical - Class C	$1,000.00	$1,013.37	$11.91
(5% return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% for Class A and 2.35% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the partial year period.) The Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 13.83% for Class A and 13.49% for Class C for the six-month period of July 1, 2006, to December 31, 2006.

Timothy Plan Top Ten Holdings / Industries [103]

PATRIOT FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

COMMON STOCKS - 79.99%

number of shares		market value
	AEROSPACE/DEFENSE - 3.27%
2,550	EDO Corp.	$60,537
800	Teledyne Technologies, Inc. *	32,104

		92,641

	AUCTION HOUSE/ART DEALER - 1.76%
1,800	ADESA, Inc.	49,950

	AUTOMOTIVE RETAIL - 1.52%
1,500	Lithia Motors, Inc. - Class A	43,140

	BUILDING - MOBILE HOME/MANUFACTURED HOUSING - 1.19%
3,600	Champion Enterprises, Inc. *	33,696

	BUILDING PRODUCTS - AIR & HEATING - 2.75%
2,550	Lennox International, Inc.	78,055

	BUSINESS SERVICES - 2.19%
2,200	Macrovision Corp. *	62,172

	COMMERCIAL BANKS - EASTERN US - 0.68%
650	Capital Crossing Bank *	19,357

	COMMERCIAL SERVICES - FINANCE - 1.73%
2,040	Interactive Data Corp.	49,042

	COMPUTER AIDED DESIGN - 0.80%
2,058	Aspen Technology, Inc. *	22,679

	CONSULTING SERVICES - 2.30%
3,300	Navigant Consulting, Inc. *	65,208

	DATA PROCESSING/MANAGEMENT - 1.40%
3,335	InfoUSA, Inc.	39,720

	DIVERSIFIED MANUFACTURING OPERATIONS - 1.80%
3,800	Blount International, Inc. *	51,148

	E-COMMERCE/PRODUCTS - 1.17%
5,400	1-800-FLOWERS.COM, Inc. - Class A*	33,264

	ELECTRONIC COMPONENTS - 0.34%
400	Benchmark Electronics, Inc. *	9,744

	ELECTRONICS - 1.28%
1,500	DTS, Inc. *	36,285

	ENGINEERING / R&D SERVICES - 2.12%
1,400	URS Corp. *	59,990

	FINANCIAL GUARANTEE INSURANCE - 2.16%
1,300	The PMI Group, Inc.	61,321

	GOLD AND SILVER ORES - 0.96%
3,080	Iamgold Corp.	27,135

	HOUSEHOLD PRODUCTS - 1.19%
700	Central Garden & Pet Co. *	33,894

	INDUSTRIAL AUTOMATION/ROBOTICS - 1.67%
1,950	Intermec, Inc. *	47,326

The accompanying notes are an integral part of these financial statements.

Timothy Plan Patriot Fund [104]

PATRIOT FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

COMMON STOCKS - 79.99% (continued)

number of shares		market value
	LIFE INSURANCE - 0.74%
663	IPC Holdings Ltd.	$20,851

	MEDICAL - BIOMEDICAL/GENETICS - 3.18%
150	Bio-Rad Laboratories, Inc. - Class A*	12,378
1,800	Charles River Laboratories International, Inc. *	77,850

		90,228

	MEDICAL - DRUGS - 1.72%
2,050	K-V Pharmaceutical Co. - Class A*	48,749

	NETWORKING PRODUCTS - 3.58%
900	Anixter International, Inc. *	48,870
1,700	Polycom, Inc. *	52,547

		101,417

	OIL & GAS DRILLING - 1.81%
7,500	Grey Wolf, Inc. *	51,450

	OIL & GAS FIELD SERVICES - 2.24%
1,600	Oceaneering International, Inc. *	63,520

	OIL COMPANY - EXPLORATION & PRODUCTION - 3.72%
2,350	Comstock Resources, Inc. *	72,991
725	Swift Energy Co.*	32,487

		105,478

	PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 0.66%
500	Avid Technology, Inc. *	18,630

	PUBLISHING - BOOKS - 2.03%
1,500	John Wiley & Sons, Inc. - Class A	57,705

	RETAIL - APPAREL/SHOE - 0.32%
300	Stage Stores, Inc.	9,117

	RETAIL - OFFICE SUPPLIES - 2.51%
1,900	School Specialty, Inc. *	71,231

	RETAIL - RADIO, TV & CONSUMER ELECTRONICS - 0.80%
500	Guitar Center, Inc. *	22,730

	RETAIL - RESTAURANTS - 5.22%
1,200	Brinker International, Inc. *	36,192
2,500	CBRL Group, Inc. *	111,900

		148,092

	RETAIL - SPORTING GOODS - 2.65%
5,700	K2, Inc. *	75,183

	SERVICES - BUSINESS SERVICES - 0.68%
2,290	Sonicwall, Inc. *	19,282

	SERVICES - HELP SUPPLY SERVICES - 1.41%
1,827	Cross Country Healthcare, Inc. *	39,865

	SERVICES - HOSPITALS - 2.25%
2,500	On Assignment, Inc. *	29,375

705	Pediatrix Medical Group, Inc. *	34,475

		63,850

The accompanying notes are an integral part of these financial statements.

Timothy Plan Patriot Fund [105]

PATRIOT FUND

SCHEDULE OF INVESTMENTS

As of December 31, 2006

COMMON STOCKS - 79.99% (continued)

number of shares		market value
	SERVICES - PREPACKAGED SOFTWARE - 1.65%
2,600	Parametric Technology Corp. *	$46,852

	SERVICES - SOCIAL SERVICES - 0.89%
1,000	Providence Service Corp. *	25,130

	SURGICAL & MEDICAL INSTRUMENTS & APPARATUS - 0.95%
1,700	Merit Medical System, Inc. *	26,928

	TECHNOLOGY DISTRIBUTORS - 1.86%
2,800	Insight Enterprises, Inc. *	52,836

	TELECOMMUNICATIONS EQUIPMENT - 2.47%
2,300	Commscope, Inc. *	70,104

	TELEPHONE & TELEGRAPH APPARATUS - 1.11%
1,200	Netgear, Inc. *	31,500

	WIRE & CABLE PRODUCTS - 1.52%
1,100	Belden CDT, Inc.	42,999

	WIRELESS TELECOMMUNICATIONS SERVICES - 1.74%
3,300	Syniverse Holdings, Inc. *	49,467

	Total Common Stocks (cost $1,957,564)	2,268,961

INVESTMENT COMPANIES - 5.38%

number of shares		market value
	INVESTMENT COMPANIES - 5.38%
2,190	Apollo Investment Corp.	49,056
5,100	MCG Capital Corp.	103,632

	Total Investment Companies (cost $123,948)	152,688

REITs - 1.79%

number of shares		market value
	REITS - DIVERSIFIED - 1.79%.
1,361	Deerfield Triac Capital Corp.	23,042
1,496	Kite Realty Group Trust	27,856

	Total REITs (cost $44,871)	50,898

SHORT-TERM INVESTMENTS - 12.09%

number of shares		market value
342,927	Timothy Plan Money Market Fund, 4.66% (A)(B)	342,927

	Total Short-Term Investments (cost $342,927)	342,927

	TOTAL INVESTMENTS - 99.25% (cost $2,469,310)	2,815,474

	OTHER ASSETS LESS LIABILITIES - 0.75%	21,328

	NET ASSETS - 100.00%	$2,836,802

*	Non-income producing securities
(A)	Variable rate security; the yield shown represents the rate at December 31, 2006
(B)	Fund held is another series within the Timothy Plan

The accompanying notes are an integral part of these financial statements.

Timothy Plan Patriot Fund [106]

PATRIOT FUND

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2006

ASSETS

amount
Investments in Securities at Value (cost $2,469,310) [NOTE 1]*	$2,815,474
Receivables for:
Interest	1,112
Dividends	3,506
From Advisor	323
Fund Shares Sold	2,369
For Investments Sold	4,751
Prepaid expenses	12,601

Total Assets	$2,840,136

LIABILITIES

amount
Accrued 12b-1 Fees Class A	$413
Accrued 12b-1 Fees Class C	754
Accrued Expenses	2,167

Total Liabilities	$3,334

NET ASSETS

amount
Class A Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 164,645 shares outstanding)	$1,932,414
Net Asset Value and Redemption Price Per Class A Share ($1,932,414 / 164,645 shares)	$11.74
Offering Price Per Share ($11.74 / 0.9475)	$12.39
Class C Shares:
Net Assets (unlimited shares of $0.001 par beneficial interest authorized; 78,579 shares outstanding)	$904,388
Net Asset Value and Offering Price Per Class C Share ($904,388 / 78,579 shares)	$11.51
Minimum Redemption Price Per Share ($11.51 * 0.99)	$11.39
Net Assets	$2,836,802

SOURCES OF NET ASSETS

amount
At December 31, 2006, Net Assets Consisted of:
Paid-in Capital	$2,481,219
Accumulated Undistributed Net Realized Gain on Investments	9,419
Net Unrealized Appreciation in Value of Investments	346,164

Net Assets	$2,836,802

*	Includes investment at value and cost in affiliated money market fund of $342,927.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Patriot Fund [107]

PATRIOT FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME

amount
Interest	$9,813
Dividends	22,659

Total Investment Income	32,472

EXPENSES
amount
Investment Advisory Fees [NOTE 3]	20,213
Fund Accounting, Transfer Agency, & Administration Fees	5,066
12b-1 Fees (Class A = $4,107, Class C = $7,352) [NOTE 3]	11,459
Custodian Fees	2,890
Audit Fees	651
Registration Fees	20,863
Printing Expense	558
Legal Expense	375
Insurance Expense	138
Trustee Fees	79
Miscellaneous Expense	3,975

Total Expenses	66,267

Fees Waived and Expenses Reimbursed by Adviser	(22,706)

Total Net Expenses	43,561

Net Investment (Loss)	(11,089)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
amount
Net Realized Gain on Investments	221,540
Change in Unrealized Appreciation (Depreciation) of Investments	164,459

Net Realized and Unrealized Gain on Investments	385,999

Net Increase in Net Assets Resulting from Operations	$374,910

The accompanying notes are an integral part of these financial statements.

Timothy Plan Patriot Fund [108]

PATRIOT FUND

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS

	year ended 12/31/06	year ended 12/31/05
Operations:
Net Investment Income (Loss)	$(11,089)	$(9,024)
Net Realized Gain (Loss) on Investments	221,540	(52,469)
Net Change in Unrealized Appreciation of Investments	164,459	120,053

Net Increase in Net Assets (resulting from operations)	374,910	58,560

Distributions to Shareholders:
Net Capital Gains:
Class A	(100,732)	—
Class C	(45,973)	—

Total Distributions	(146,705)	—

Capital Share Transactions:
Proceeds from Shares Sold:
Class A	567,774	862,030
Class C	253,729	312,618
Dividends Reinvested:
Class A	77,330	—
Class C	45,912	—
Cost of Shares Redeemed:
Class A	(309,778)	(155,759)
Class C	(46,651)	(19,783)

Net Increase in Net Assets (resulting from capital share transactions)	588,316	999,106

Total Increase in Net Assets	816,521	1,057,666

Net Assets:
Beginning of Year	2,020,281	962,615

End of Year	$2,836,802	$2,020,281

Accumulated Undistributed Net Investment Income	$—	$—

Shares of Capital Stock of the Fund Sold and Redeemed:
Shares Sold:
Class A	50,071	85,897
Class C	23,021	30,979
Shares Reinvested:
Class A	6,638	—
Class C	4,020	—
Shares Redeemed:
Class A	(27,579)	(15,227)
Class C	(4,163)	(1,931)

Net Increase in Number of Shares Outstanding	52,008	99,718

The accompanying notes are an integral part of these financial statements.

Timothy Plan Patriot Fund [109]

PATRIOT FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

PATRIOT FUND - CLASS A SHARES

	year ended 12/31/06	year ended 12/31/05		period ended 12/31/04 (A)
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$10.60	$10.53		$10.00

Income from Investment Operations:
Net Investment Income (Loss)	(0.02)	(0.04	)(B)	(0.03	)(B)
Net Realized and Unrealized Gain (Loss) on Investments	1.80	0.11		0.56

Total from Investment Operations	1.78	0.07		0.53

Less Distributions:
Dividends from Realized Gains	(0.64)	—		—

Total Distributions	(0.64)	—		—

Net Asset Value at End of Year	$11.74	$10.60		$10.53

Total Return (C)(D)	16.83%	0.66%		5.30	%(E)
Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$1,932	$1,437		$683
Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver of Expenses by Advisor	2.55%	1.82%		5.00	%(F)
After Reimbursement and Waiver of Expenses by Advisor	1.60%	1.60%		1.60	%(F)
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver of Expenses by Advisor	(1.19)%	(0.58)%		(4.11	)%(F)
After Reimbursement and Waiver of Expenses by Advisor	(0.24)%	(0.36)%		(0.71	)%(F)
Portfolio Turnover	65.61%	52.18%		20.76%

(A)	For the period May 5, 2004 (Commencement of Operations) to December 31, 2004.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been lower if certain expenses had not been reimbursed or waived.

(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Patriot Fund [110]

PATRIOT FUND

FINANCIAL HIGHLIGHTS

The table below set forth financial data for one share of capital stock outstanding throughout each year presented.

PATRIOT FUND - CLASS C SHARES

	year ended 12/31/06	year ended 12/31/05		period ended 12/31/04 (A)
Per Share Operating Performance:
Net Asset Value at Beginning of Year	$10.48	$10.49		$10.00

Income from Investment Operations:
Net Investment Income (Loss)	(0.09)	(0.11	)(B)	(0.05	)(B)
Net Realized and Unrealized Gain (Loss) on Investments	1.76	0.10		0.54

Total from Investment Operations	1.67	(0.01)		0.49

Less Distributions:
Dividends from Realized Gains	(0.64)	—		—

Total Distributions	(0.64)	—		—

Net Asset Value at End of Period	$11.51	$10.48		$10.49

Total Return (C)(D)	15.98%	(0.10)%		4.90	%(E)
Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$904	$584		$280
Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	3.30%	2.57%		5.75	%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	2.35%	2.35%		2.35	%(F)
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver/Recoupment of Expenses by Advisor	(1.93)%	(1.33)%		(4.86	)%(F)
After Reimbursement and Waiver/Recoupment of Expenses by Advisor	(0.98)%	(1.11)%		(1.46	)%(F)
Portfolio Turnover	65.61%	52.18%		20.76%

(A)	For the period May 5, 2004 (Commencement of Operations) to December 31, 2004.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been lower if certain expenses had not been reimbursed or waived.

(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Patriot Fund [111]

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS

Note 1 – Significant Accounting Policies

The Timothy Plan (the “Trust”) is organized as a series of a Delaware business trust pursuant to a trust agreement dated December 16, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Trust currently consists of twelve series. These financial statements include the following nine series: Timothy Plan Aggressive Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Fixed Income Fund, Timothy Plan Small-Cap Value Fund, Timothy Plan Large/Mid-Cap Growth Fund, Timothy Plan Large/Mid-Cap Value Fund, Timothy Plan Money Market Fund, Timothy Plan Patriot Fund and Timothy Plan Strategic Growth Fund (“the Funds”).

The Timothy Plan Aggressive Growth Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks without regard to market capitalizations and investing in the securities of a limited number of companies which the Fund’s Adviser believes show a high probability for superior growth.

The Timothy Plan Conservative Growth Fund seeks to generate moderate levels of long-term capital growth with a secondary objective of current income. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 15%-20% of its net assets in the Timothy Plan Small-Cap Value Fund; approximately 25%-30% of its net assets in the Timothy Plan Large/Mid-Cap Value Fund; approximately 15%-20% of its net assets in the Timothy Plan Large/Mid-Cap Growth Fund; and approximately 25%-30% in the Timothy Plan Fixed Income Fund. The Fund may also invest in the Timothy Plan Money Market Fund.

The Timothy Plan Fixed Income Fund seeks to generate a high level of current income consistent with prudent investment risk. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally only purchase high quality securities.

The Timothy Plan Small-Cap Value Fund’s primary objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing at least 80% of its assets in U.S. common stocks whose market capitalization is generally less than $2 billion.

The Timothy Plan Large/Mid-Cap Growth Fund’s investment objective is long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks with market capitalizations in excess of $2 billion.

The Timothy Plan Large/Mid-Cap Value Fund’s investment objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing in U.S. common stocks. The Fund will invest at least 80% of its assets in the common stock of companies whose total market capitalization generally exceeds $2 billion.

The Timothy Plan Money Market Fund seeks to generate a high level of current income consistent with the preservation of capital. To achieve its investment objective, the Fund normally invests in short-term debt instruments, such as obligations of the U.S. Government and its agencies, certificates of deposit, banker’s acceptances, commercial paper and short-term corporate notes.

The Timothy Plan Patriot Fund’s investment objective is long-term capital growth. The Fund seeks to achieve its investment objective by primarily investing in common stocks. The Fund will invest in the common stock of companies who seek out and invest in products and services representing the core strengths of America’s economy.

Timothy Plan Notes to Financial Statements [112]

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS

The Timothy Plan Strategic Growth Fund seeks to generate medium to high levels of long-term capital growth. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 15%-20% of its net assets in the Timothy Plan Small-Cap Value Fund; approximately 20%-25% of its net assets in the Timothy Plan Large/Mid-Cap Value Fund; approximately 30%-35% of its net assets in the Timothy Plan Large/Mid-Cap Growth Fund; and approximately 15%-20% in the Timothy Plan Aggressive Growth Fund. The Fund may also invest in the Timothy Plan Money Market Fund.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation

Investments in securities traded on a national securities exchange are valued at the NASDAQ official closing price on the last business day of the period. Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. Securities for which quotations are not readily available, or the Adviser feels price provided by the pricing service does not accurately reflect the fair market value of the securities, are valued at fair market value as determined in good faith by each Fund’s investment manager, in conformity with guidelines adopted by and subject to the review and supervision of the Board of Trustees (the “Board”). Short-term obligations with remaining maturities of 60 days or less are valued at cost plus accrued interest, which approximates market value.

The Funds generally determine the total value of each Class of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by each Fund’s investment manager, in conformity with guidelines adopted by and subject to the review and supervision of the Board of Trustees.

The Timothy Plan Money Market Fund will use the amortized cost method to compute its NAV. This means that securities purchased by the Fund are not marked to market. Instead, any premium paid or discount realized will be amortized or accrued over the life of the security and credited/debited daily against the total assets of the Fund. This also means that, under most circumstances, the Money Market Fund will not sell securities prior to maturity date except to satisfy redemption requests.

The Board has delegated to the Adviser and/or Sub-Advisers responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the Adviser or Sub-Adviser will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Adviser must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Trust has adopted written policies and procedures to guide the Adviser and Sub-Advisers with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Funds generally invest the vast majority of their assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculate their NAV as of the time those exchanges close. The Funds typically do not invest in securities on foreign exchanges or in illiquid or restricted securities. Accordingly, there may be very limited circumstances under which any Fund would hold securities that would need to be fair value priced.

Timothy Plan Notes to Financial Statements [113]

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Funds’ Management does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the state of changes in net assets for a fiscal period.

B. Investment Income and Securities Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date. Interest income and expenses are recognized on an accrual basis. The Timothy Plan Small-Cap Value Fund, the Timothy Plan Large/Mid-Cap Value Fund and the Timothy Plan Patriot Fund have made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.

C. Net Asset Value Per Share

Net asset value per share of the capital stock of the Funds is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. Net Asset Value is calculated separately for each class of the following Funds, Timothy Plan Aggressive Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Fixed Income Fund, Timothy Plan Small-Cap Value Fund, Timothy Plan Large/Mid-Cap Growth Fund, Timothy Plan Large/Mid-Cap Value Fund, Timothy Plan Patriot Fund, and Timothy Plan Strategic Growth Fund. The asset value of the classes may differ because of different fees and expenses charged to each class.

D. Expenses

Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis (as determined by the Board).

E. Classes

There are three Classes of shares currently offered by the Trust; Class A shares are offered with a front-end sales charge and ongoing service/distribution fees; Class C shares are offered with a contingent deferred sales charge (“CDSC”) that ends after the first year and ongoing service and distribution fees; No-Load shares are offered without sales charges or ongoing service/distribution fees (The Timothy Plan Money Market Fund only). The Trust previously has offered Class B shares to the public, which contain a contingent deferred sales charge that declines to zero over a period of years and are subject to an ongoing service/distribution fee. Sales of Class B shares to new shareholders were suspended by the Board during their meeting on February 27, 2004, with the suspension effective May, 2004. The amount of the CDSC fee varies depending on the number of years Class B shares for each Fund are held, except for the Money Market Fund and Patriot Fund, which do (did) not offer Class B shares. The following CDSC fees apply:

Timothy Plan Notes to Financial Statements [114]

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS

Redemption Within:	Percentage
First Year	5%
Second Year	4%
Third Year	3%
Fourth Year	2%
Fifth Year	1%
Sixth Year & thereafter	None

Since Class B shares have not been offered since 2004, the maximum CDSC fee charged as of December 31, 2006 would be 3%.

Class B shares automatically convert to Class A shares once the economic equivalent of a 5.25% front-end sales charge has been received by a Fund, in the form of Rule 12b-1 distribution fees, paid by all Class B shares owned by an investor.

Class specific expenses are borne by each specific class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

F. Use of Estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G. Federal Income Taxes

It is the policy of each Fund to continue to comply with all requirements under subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Funds’ financial statements.

H. Distributions to Shareholders

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. Accordingly, the following permanent differences as of December 31, 2006, primarily attributable to certain net operating losses, which for tax purposes are not available to offset future income, distributions in excess of current year earnings and permanent book to tax differences arising from tax-exempt interest income, were reclassified to the following accounts:

Timothy Plan Notes to Financial Statements [115]

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS

	Ordinary Income	Realized Gain (loss)	Paid-in-Capital
Aggressive Growth Fund	$322,159	$27,389	$(349,548)
Fixed Income Fund	$(7,960)	$—	$7,960
Large/Mid-Cap Growth Fund	$404,499	$—	$(404,499)
Large/Mid-Cap Value Fund	$(20,893)	$131,460	$(110,567)
Patriot Fund	$11,089	$(11,089)	$—
Small-Cap Value Fund	$21,603	$(21,603)	$—

Note 2 – Purchases and Sales of Securities

The following is a summary of the cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended December 31, 2006:

	PURCHASES		SALES
Funds	U.S. Gov't Obligations	Other	U.S. Gov't Obligations	Other
Aggressive Growth Fund	$—	$26,706,589	$—	$23,416,091
Conservative Growth Fund	$—	$9,263,057	$—	$2,863,737
Fixed Income Fund	$23,386,609	$14,334,937	$17,094,440	$10,381,654
Large/Mid-Cap Growth Fund	$—	$46,090,434	$—	$37,953,681
Large/Mid-Cap Value Fund	$—	$59,152,233	$—	$41,377,952
Patriot Fund	$—	$1,463,373	$—	$1,348,441
Small-Cap Value Fund	$—	$108,936,160	$—	$105,081,868
Strategic Growth Fund	$—	$18,642,805	$—	$6,112,099

Note 3 – Investment Management Fee and Other Transactions with Affiliates

Timothy Partners, LTD., (“TPL”) is the investment adviser for the Funds pursuant to an investment advisory agreement (the “Agreement”) that was renewed by the Board on February 24, 2006. TPL supervises the investment of the assets of each Fund in accordance with the objectives, policies and restrictions of the Trust. Under the terms of the Agreement, as amended, TPL receives a fee, accrued daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Timothy Plan Aggressive Growth, Timothy Plan Small-Cap Value, Timothy Plan Large/Mid-Cap Growth, Timothy Plan Large/Mid-Cap Value and Timothy Plan Patriot Funds; 0.60% of the average daily net assets of the Timothy Plan Fixed Income and Timothy Plan Money Market Funds; and 0.65% of the average daily net assets of the Timothy Plan Conservative Growth and Timothy Plan Strategic Growth Funds. An officer and trustee of the Funds is also an officer of the Adviser. TPL has contractually agreed to reduce fees payable to it by certain Funds and reimburse other expenses to the extent necessary to limit those Funds’ aggregate annual operating expenses, excluding brokerage commissions and other portfolio transaction expenses, interest, taxes, capital expenditures and extraordinary expenses to 0.85% for the Timothy Plan Money Market Fund and to the specified percentages listed below for the share classes as indicated:

Timothy Plan Notes to Financial Statements [116]

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS

Funds	Class A	Class B	Class C
Aggressive Growth Fund	1.60%	2.35%	2.35%
Conservative Growth Fund	1.15%	1.90%	1.90%
Fixed Income Fund	1.35%	2.10%	2.10%
Large/Mid-Cap Growth Fund	1.60%	2.35%	2.35%
Patriot Fund	1.60%	N/A	2.35%
Strategic Growth Fund	1.15%	1.90%	1.90%

The agreements to waive and reimburse expenses are effective through April 30, 2007 for the Timothy Plan Aggressive Growth, Timothy Plan Patriot Fund, and Timothy Plan Money Market Funds. For all other Funds noted above, the Funds are currently incurring recoupment expenses as a result of previous waiver/reimbursement agreements.

For the year ended December 31, 2006, TPL waived and reimbursed the Funds or received recoupment from the Funds as follows:

Waivers and Reimbursements (recoupments)
Funds
Aggressive Growth Fund	$(3,481)
Conservative Growth Fund	$(7,081)
Fixed Income Fund	$(14,224)
Large/Mid-Cap Growth Fund	$(5,902)
Money Market Fund	$21,997
Patriot Fund	$22,706
Strategic Growth Fund	$(1,924)

For the Timothy Plan Aggressive Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Fixed Income Fund, Timothy Plan Large/Mid-Cap Growth Fund, Timothy Plan Money Market Fund, Timothy Patriot Fund and Timothy Plan Strategic Growth Fund; the Funds have agreed to repay these expenses within the following three years provided the Funds are able to effect such reimbursements and remain in compliance with applicable expense limitations. As of December 31, 2006, the Adviser can no longer recoup $48,837 of reimbursed expenses; $14,933 from the Timothy Plan Aggressive Growth Fund and $33,904 from the Timothy Plan Money Market Fund .

At December 31, 2006, the Adviser may recapture a portion of the reimbursed amounts no later than the dates as stated below:

	DECEMBER 31,
Funds	2007	2008	2009
Aggressive Growth Fund	$8,098	$—	$—
Money Market Fund	$33,178	$21,956	$21,997
Patriot Fund	$11,253	$3,479	$22,706

The Timothy Plan Aggressive Growth, Timothy Plan Fixed Income, Timothy Plan Large/Mid-Cap Growth, Timothy Plan Large/Mid-Cap Value, Timothy Plan Small-Cap Value, and Timothy Plan Patriot Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Under the Class A Plan, the Funds will pay TPL a fee at an annual rate of 0.25%, payable monthly, of the average daily net assets

Timothy Plan Notes to Financial Statements [117]

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS

attributable to such class of shares. Under the Class B and C Plans, the Funds will pay TPL a fee at an annual rate of 1.00%, payable monthly, of which, 0.25% may be a service fee and 0.75% may be payable to outside broker/dealers, of the average daily net assets attributable to such class of shares.

The Timothy Plan Conservative Growth and Timothy Plan Strategic Growth Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Under the Class B and C Plans, the Fund will pay TPL a fee at an annual rate of 0.75%, payable monthly to outside broker/dealers, of the average daily net assets attributable to such class of shares. For the year ended December 31, 2006, the Funds paid TPL under the terms of the Plan’s as follows:

Funds	12b-1 Fees
Aggressive Growth Fund	$86,064
Conservative Growth Fund	$121,313
Fixed Income Fund	$136,574
Large/Mid-Cap Growth Fund	$193,272
Large/Mid-Cap Value Fund	$286,837
Patriot Fund	$11,459
Small-Cap Value Fund	$317,471
Strategic Growth Fund	$178,967

TPL also serves as the principal underwriter of the Funds’ shares. An officer and trustee of the Funds is also an officer of the principal underwriter. For the year ended December 31, 2006, TPL received $159,154 from the sales charges deducted from the proceeds of sales of Class A capital shares and $87,509 from CDSC fees deducted from the redemption of Class B and C capital shares.

Note 4 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund under Section 2(a) 9 of the Investment Company Act of 1940. As of December 31, 2006, the following shareholders , for the benefit of their customers, may be considered to control the Funds:

% of Fund Owned By:	National Financial Services	Donaldson, Lufkin, Jenrette
Fixed Income Fund, Class B	N/A	26.96%
Large/Mid-Cap Growth Fund, Class B	28.35%	N/A
Large/Mid-Cap Value Fund, Class B	29.33%	N/A
Strategic Growth Fund, Class B	N/A	30.59%

Timothy Plan Notes to Financial Statements [118]

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS

Certain Timothy Plan Funds own shares of other Timothy Plan Funds. U.S. Bank, N.A., custodian of the Timothy Plan Funds, holds these shares in omnibus accounts, some of which are controlled by National Financial Services, Inc. The following shows the percentage of each Timothy Plan Fund that is held by U.S. Bank, N.A., as custodian of the Timothy Funds. These accounts can be considered affiliated to the Timothy Plan.

% of Fund Owned By Other Timothy Plan Funds:
Aggressive Growth Fund, Class A	64.41%
Fixed Income Fund, Class A	61.67%
Large/Mid-Cap Growth Fund, Class A	64.01%
Large/Mid-Cap Value Fund, Class A	48.92%
Money Market Fund	79.56%
Small-Cap Value Fund, Class A	43.67%

Note 5 - Unrealized Appreciation (Depreciation)

At December 31, 2006, for federal income tax purposes, the cost and the composition of gross unrealized appreciation (depreciation) of investment securities is as follows:

Funds	Cost	App	Dep	Net App / Dep
Aggressive Growth Fund	$23,850,642	$3,803,850	$(990,354)	$2,813,496
Conservative Growth Fund	$44,951,461	$4,904,031	$(354,906)	$4,549,125
Fixed Income Fund	$44,647,724	$267,130	$(436,083)	$(168,953)
Large/Mid-Cap Growth Fund	$62,097,737	$9,499,230	$(1,573,726)	$7,925,504
Large/Mid-Cap Value Fund	$82,258,011	$15,844,007	$(225,887)	$15,618,120
Money Market Fund	$19,603,730	$—	$—	$—
Patriot Fund	$2,469,310	$392,626	$(46,462)	$346,164
Small-Cap Value Fund	$72,015,510	$10,680,036	$(930,972)	$9,749,064
Strategic Growth Fund	$54,998,217	$6,173,735	$(101,050)	$6,072,685

The differences between book basis and tax basis appreciation (depreciation) are attributable to the deferral of losses on wash sales and post-October losses.

Timothy Plan Notes to Financial Statements [119]

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS

Note 6 – Distributions to Shareholders

The tax character of distributions paid during 2006 and 2005 were as follows:

	Aggressive Growth Fund	Conservative Growth Fund	Fixed Income Fund	Large/Mid-Cap Growth Fund
2006
Ordinary Income	$—	$809,541	$1,612,625	$—
Long-term Capital Gains	3,019,668	2,455,208	51,549	—

	$3,019,668	$3,264,749	$1,664,174	$—

2005
Ordinary Income	$—	$—	$1,015,126	$—
Long-term Capital Gains	503,912	—	100,710	—

	$503,912	$—	$1,115,836	$—

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$—	$438,451	$44,282	$—
Undistributed Long-term Captial Gains	—	1,812,681	—	—
Capital Loss Carryforward	—	—	(569,273)	(5,457,460	) *
Unrealized Appreciation (Depreciation)	2,813,496	4,549,125	(168,953)	7,925,504

	$2,813,496	$6,800,257	$(693,944)	$2,468,044

*	Following the 2005 acquisition by the Timothy Plan Large/Mid-Cap Growth Fund of the NOAH Fund Equity Portfolio, the Timothy Fund acquired all capital loss carryforwards available to the NOAH Fund. In accordance with Section 382 of the Internal Revenue Code, loss limitations were appropriately applied to the available capital loss carryforward. Of the capital losses subject to Section 382, the Fund may only utilize $545,835 in a given year.

Timothy Plan Notes to Financial Statements [120]

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS

The tax character of distributions paid during 2006 and 2005 were as follows:

	Large/Mid-Cap Value Fund	M oney Market Fund	Patriot Fund	Small-Cap Value Fund	Strategic Growth Fund
2006
Ordinary Income	$3,478,164	$254,651	$58,562	$5,924,295	$192,678
Long-term Capital Gains	3,233,145	—	88,143	9,307,725	2,420,216
Return of Capital	110,567	—	—	—	—

	$6,821,876	$254,651	$146,705	$15,232,020	$2,612,894

2005
Ordinary Income	$402,867	$116,522	$—	$15,371	$—
Long-term Capital Gains	9,099,178	—	—	712,589	1,597

	$9,502,045	$116,522	$—	$727,960	$1,597

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$—	$—	$2,709	$16,286	$447,252
Undistributed Long-term Capital Gains	—	—	6,710	76,991	3,306,284
Capital Loss Carryforward	—	(535)	—	—	—
Unrealized Appreciation (Depreciation)	15,618,120	—	346,164	9,749,064	6,072,685

	$15,618,120	$(535)	$355,583	$9,842,341	$9,826,221

Note 7 – Capital Loss Carryforwards

At December 31, 2006, the following capital loss carryforwards are available to offset futures capital gains.

	Loss Carryforward	Year Expiring
Money Market Fund	$201	2012
	$162	2013
	$172	2014

Large/Mid-Cap Growth Fund	$3,464,595	2009
	$1,568,160	2010
	$424,705	2011

Fixed Income	$569,273	2014

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

Timothy Plan Notes to Financial Statements [121]

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS

In 2006 the following capital loss carryforwards were used to offset net capital gains:

Loss Carryforward
Patriot Fund	$44,084

Large/Mid-Cap Growth Fund	$2,865,708

Note 8 – Post-October Losses

Under current tax laws, net capital losses incurred after October 31, within a Fund’s fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended December 31, 2006, the Funds deferred post-October capital losses of:

Post-October Capital Losses
Aggressive Growth Fund	$249,490

Fixed Income Fund	$103,517

Note 9 – Acquisition of Noah Fund

On June 13, 2005, the Timothy Plan Large/Mid-Cap Growth Fund (the “Timothy Fund”) acquired substantially all of the assets and liabilities of the NOAH Fund Equity Portfolio (the “Noah Fund”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) approved by the Noah Fund shareholders on May 18, 2005. The acquisition was accomplished by a tax-free exchange of 586,844 shares of the Noah Fund (valued at $14.02 per share) outstanding on June 10, 2005 for 1,269,274 shares of the Timothy Fund (valued at $6.46). One share of the Timothy Fund was exchanged for .4623 shares of the Noah Fund. The Noah Fund’s net assets on the date of the reorganization of $8,201,589, including $187,426 of unrealized appreciation and $5,771,839 of capital loss carryforwards, were combined with those of the Timothy Plan Large/Mid-Cap Growth Fund. The aggregate net assets of the Timothy Plan Large/Mid-Cap Growth Fund and the Noah Fund immediately before the acquisition were $43,127,486 and $8,201,589, respectively. The combined assets immediately after the acquisition amounted to $51,329,075 for 7,966,344 shares outstanding.

Note 10 – Subsequent Event

At the meeting of the Board of Trustees held on February 23, 2007, it was determined it was in the best interest of the Timothy Plan Patriot Fund’s shareholders to liquidate by or on about May 1, 2007. In reaching its decision to liquidate the Patriot Fund, the Board considered the small asset size of the Patriot Fund and limited opportunities for future growth.

In accordance with the liquidation, TPL will continue to oversee the assets of the Patriot Fund and commence an orderly liquidation. Shareholders will be given the option of exchanging for any of the alternative funds within the Timothy Plan, or the right to receive their account balances in cash. As a result of the liquidation of the Patriot Fund’s portfolio, the Patriot Fund will no longer be able to pursue its investment objective.

As a result of the Patriot Fund adopting a plan of liquidation, the Patriot Fund changed its basis of accounting from the going concern basis to the liquidation basis effective February 23, 2007.

Timothy Plan Notes to Financial Statements [122]

DISCLOSURES

December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS

Board Approval of Advisory Agreement (Unaudited)

The continuance of the Investment Advisory Agreement (the “IA Agreement”) on behalf of each series of the Trust between the Trust and Timothy Partners, Ltd. (“TPL”) was last approved by the Board of Trustees (the “Board”), including a majority of the Trustees who are not interested persons of the Trust or any person who is a party to the Agreement, at an in-person meeting held on February 24, 2006. The Board considered the factors described below prior to approving the Agreement. The Board, including the Independent Trustees, noted the Adviser’s experience incorporating and implementing the unique, biblically-based management style that is a stated objective as set forth in the Funds’ prospectus. Also considered was TPL’s agreement to waive fees and/or reimburse fund expenses for the Aggressive Growth Fund, the Large/Mid-Cap Growth Fund, and the Fixed-Income Fund through April 30, 2007 to maintain total annual operating expenses at 1.60%, 1.60%, and 1.35%, respectively, of the applicable Fund’s Class A shares’ average daily net assets, and at 2.35%, 2.35%, and 2.10%, respectively, of the applicable Fund’s Class C shares’ average daily net assets, as well as TPL’s agreement to maintain expense ratios of 1.15% for Strategic Growth and Conservative Growth Funds’ Class A shares, 1.90% for the Class C shares, through April 30, 2007, and 0.85% for the Money Market Fund through April 30, 2007. An additional consideration was TPL’s agreement to waive fees and/or reimburse fund expenses for the Patriot Fund through April 30, 2007 to maintain total annual operating expenses at 1.60% for the Class A shares and at 2.35% for the Class C shares’ average daily net assets.

To further assist the Board in making its determination as to whether the IA Agreement should be renewed, the Board requested and received the following information: a description of TPL’s business and any personnel changes, a description of the compensation received by TPL from the Funds, information relating to the Adviser’s policies and procedures regarding best execution, trade allocation, soft dollars, code of ethics and insider trading, and a description of any material legal proceedings or securities enforcement proceedings regarding TPL or its personnel. In addition, the Board requested and received financial statements of TPL for its fiscal year ended December 31, 2005. The Board also received a report from TPL relating to the fees charged by TPL, both as an aggregate and in relation to fees charged by other advisers to similar funds. The materials prepared by TPL were provided to the Board in advance of the meeting. The Board considered the fees charged by TPL in light of the services provided to the Funds by TPL, the unique nature of the Funds and their moral screening requirements, which are maintained by TPL, and TPL’s role as a manager of managers. After full and careful consideration, the Board, with the independent Trustees separately concurring, agreed that the fees charged by TPL were fair and reasonable in light of the services provided to the Funds. The Board also discussed the nature, extent and quality of TPL’s services to the Funds. In particular, the Board noted with approval TPL’s commitment to maintaining certain targeted expense ratios for the Funds, its efforts in providing comprehensive and consistent moral screens to the investment managers, its efforts in maintaining appropriate oversight of the investment managers to each Fund, and its efforts to maintain ongoing regulatory compliance for the Funds. The Board also discussed TPL’s current fee structure and whether such structure would allow the Funds to realize economies of scale as they grow. The Board noted that TPL currently is paid a flat rate on all Fund assets, and as the Funds grow, that rate structure may need to be revisited and a “breakpoint” structure imposed. However, the Board also noted that TPL had been subsidizing many of the Funds’ operations since their inception at significant expense to TPL, and that any future restructuring of the Advisory Agreement fee rates would be undertaken recognizing the need to insure that the Adviser’s contributions to the Funds were balanced with the interests of the Funds then current shareholders. The Board next considered the investment performance of each Fund and the Adviser’s performance in monitoring the investment managers. The Board generally approved of each Fund’s performance, noting that the Funds invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that the investment managers of each Fund did not succumb to style drift in their management of each Fund’s assets, and that each Fund was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval the Adviser’s ongoing efforts to maintain such consistent investment discipline. The Board also noted with approval that the Adviser’s business was devoted exclusively to serving the Funds, and that the Adviser did not realize any ancillary benefits or profits deriving from its relationship with the Funds. The Board further noted with approval the Adviser’s past activities on monitoring the performance of the Funds’ various investment managers and the promptness and efficiency with which problems were brought to the Board’s attention and responsible

Disclosures [123]

DISCLOSURES

December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS

remedies proffered and executed. After careful discussion and consideration, the Board, including the independent Trustees who unanimously cast an affirmative vote, determined that the renewal of the Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Advisory Agreement renewal.

Awad Asset Management; Sub-Adviser for the Patriot Fund.

The Sub-Advisory Agreement between the Trust, TPL and Awad Asset Management (“Awad”), on behalf of the Timothy Plan Patriot Fund, was last renewed by the Board at a meeting held for that purpose, among others, on February 24, 2006. The Board considered the following factors in arriving at its conclusions to renew the Awad Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Awad in light of the services provided by Awad. After full and careful consideration, the Board, with the independent Trustees separately concurring, agreed that the fees charged by Awad and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Awad. In reaching that determination, the Board relied on reports describing the fees paid to Awad and comparing those fees against fees paid to other investment advisers operating under similar circumstances. The Board also received a report from an independent consulting firm which had conducted its own analysis of fee structures for the Trust. Finally, the Board also heard reports from TPL with respect to its ongoing experiences with recruiting experienced sub-advisers and the fees required to successfully recruit such persons. Next, the Board discussed the nature, extent and quality of Awad’s services to the Fund, including the investment performance of the Fund under Awad’s investment management. The Board generally approved of Awad’s performance, noting that the Fund managed by Awad invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Awad did not succumb to “style drift” in its management of the Fund’s assets, and that Awad was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Awad’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Awad’s current fee structure would allow the Fund to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Awad Sub-Advisory Agreement because Awad was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Awad Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the Awad Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Awad Sub-Advisory Agreement renewal.

Barrow, Hanley Mewhinney & Strauss; Sub-Adviser for the Fixed Income and Money Market Funds.

The Sub-Advisory Agreement between the Trust, TPL and Barrow, Hanley Mehinney & Strauss (“BHW&S”), on behalf of the Timothy Plan Fixed Income and Money Market Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 24, 2006. The Board considered the following factors in arriving at its conclusions to renew the BHW&S Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by BHW&S in light of the services provided by BHW&S. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by BHW&S and paid out of the fees received by TPL were fair and reasonable in light of the services provided by BHW&S. In reaching that determination, the Board relied on reports describing the fees paid to BHW&S and comparing those fees against fees paid to other investment advisers operating under similar circumstances. The Board also received a report from an independent consulting firm which had conducted its own analysis of fee structures for the Trust. Finally, the Board also heard reports from TPL with respect to its ongoing experiences with recruiting experienced sub-advisers and the fees required to successfully recruit such persons. Next, the Board discussed the nature, extent and quality of BHW&S’s services to each Fund, including the investment performance of the Funds under BHW&S’s investment management. The Board generally approved of BHW&S’s performance, noting

Disclosures [124]

DISCLOSURES

December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS

that the Funds managed by BHW&S invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that BHW&S did not succumb to “style drift” in its management of each Fund’s assets, and that BHW&S was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval BHW&S’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether BHW&S’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the BHW&S Sub-Advisory Agreement because BHW&S was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the BHW&S Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the BHW&S Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the BHW&S Sub-Advisory Agreement renewal.

Westwood Holdings Group; Sub-Adviser to the Small-Cap Value and Large/Mid-Cap Value Fund.

The Sub-Advisory Agreement between the Trust, TPL and Westwood Holdings Group (“Westwood”), on behalf of the Timothy Plan Small-Cap Value and Large/Mid-Cap Value Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 24, 2006. The Board considered the following factors in arriving at its conclusions to renew the Westwood Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Westwood in light of the services provided by Westwood. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Westwood and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Westwood. In reaching that determination, the Board relied on reports describing the fees paid to Westwood and comparing those fees against fees paid to other investment advisers operating under similar circumstances. The Board also received a report from an independent consulting firm which had conducted its own analysis of fee structures for the Trust. Finally, the Board also heard reports from TPL with respect to its ongoing experiences with recruiting experienced sub-advisers and the fees required to successfully recruit such persons. Next, the Board discussed the nature, extent and quality of Westwood’s services to each Fund, including the investment performance of the Funds under Westwood’s investment management. The Board generally approved of Westwood’s performance, noting that the Funds managed by BHW&S invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Westwood did not succumb to “style drift” in its management of each Fund’s assets, and that Westwood was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Westwood’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Westwood’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Westwood Sub-Advisory Agreement because Westwood was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Westwood Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the Westwood Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Westwood Sub-Advisory Agreement renewal.

Rittenhouse Asset Management, Inc.; Sub-Adviser to the Large/Mid-Cap Growth Fund.

The Sub-Advisory Agreement between the Trust, TPL and Rittenhouse Asset Management (“RAM”), on behalf of the Timothy Plan Large/Mid-Cap Growth Fund, was last renewed by the Board at a meeting held for that purpose, among others, on February 24, 2006. The Board considered the following factors in arriving at its conclusions to renew the RAM Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by RAM in light of the

Disclosures [125]

DISCLOSURES

December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS

services provided by RAM. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by RAM and paid out of the fees received by TPL were fair and reasonable in light of the services provided by RAM. In reaching that determination, the Board relied on reports describing the fees paid to RAM and comparing those fees against fees paid to other investment advisers operating under similar circumstances. The Board also received a report from an independent consulting firm which had conducted its own analysis of fee structures for the Trust. Finally, the Board also heard reports from TPL with respect to its ongoing experiences with recruiting experienced sub-advisers and the fees required to successfully recruit such persons. Next, the Board discussed the nature, extent and quality of RAM’s services to the Fund, including the investment performance of the Fund under RAM’s investment management. The Board generally approved of RAM’s performance, noting that RAM invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that RAM did not succumb to “style drift” in its management of the Fund’s assets, and that RAM was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval RAM’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether RAM’s current fee structure would allow the Fund to realize economies of scale as the Fund grew. The Board decided that this particular factor was moot with respect to the RAM Sub-Advisory Agreement because RAM was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the RAM Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the RAM Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the RAM Sub-Advisory Agreement renewal.

Provident Investment Counsel; Sub-Adviser to the Aggressive Growth Fund.

The Sub-Advisory Agreement between the Trust, TPL and Provident Investment Counsel (“Provident”), on behalf of the Timothy Plan Aggressive Growth Fund, was last renewed by the Board at a meeting held for that purpose, among others, on February 24, 2006. The Board considered the following factors in arriving at its conclusions to renew the Provident Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Provident in light of the services provided by Provident. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Provident and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Provident. In reaching that determination, the Board relied on reports describing the fees paid to Provident and comparing those fees against fees paid to other investment advisers operating under similar circumstances. The Board also received a report from an independent consulting firm which had conducted its own analysis of fee structures for the Trust. Finally, the Board also heard reports from TPL with respect to its ongoing experiences with recruiting experienced sub-advisers and the fees required to successfully recruit such persons. Next, the Board discussed the nature, extent and quality of Provident’s services to the Fund, including the investment performance of the Fund under Provident’s investment management. The Board generally approved of Provident’s performance, noting that Provident invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Provident did not succumb to “style drift” in its management of the Fund’s assets, and that Provident was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Provident’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Provident’s current fee structure would allow the Fund to realize economies of scale as the Fund grew. The Board decided that this particular factor was moot with respect to the Provident Sub-Advisory Agreement because Provident was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Provident Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the Provident Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Provident Sub-Advisory Agreement renewal.

Disclosures [126]

DISCLOSURES

December 31, 2006

TIMOTHY PLAN FAMILY OF FUNDS

N-Q Disclosure & Proxy Procedures (Unaudited)

The SEC has adopted the requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters ending after July 9, 2004. For the Timothy Plan Funds this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Timothy Plan Funds’ Forms N-Q will be available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The Trust has adopted Portfolio Proxy Voting Policies and Procedures under which the Portfolio’s vote proxies related to securities (“portfolio proxies”) held by the Portfolios. A description of the Trust’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Company toll-free at 1-800-846-7526 and (ii) on the SEC’s website at www.sec.gov in addition, the fund will be required to file new Form N-PX, with its complete voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing was due August 31, 2004. Once filed, the Trust’s From N-PX will be available (i) without charge, upon request, by calling the Company toll-free at 1-800-846-7526 and (ii) on the SEC’s website at www.sec.gov.

Disclosures [127]

—Cohen— Fund Audit Services	Cohen Fund Audit Services, Ltd. 800 Westpoint Pkwy., Suite 1100 Westlake, OH 44145-1524 www.cohenfund.com	440.835.8500 440.835.1093 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

The Timothy Plan

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Timothy Plan Small-Cap Value Fund, Timothy Plan Large/Mid-Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan Aggressive Growth Fund, Timothy Plan Large/Mid-Cap Growth Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Money Market Fund, and Timothy Plan Patriot Fund (the “Funds”), nine of the series constituting The Timothy Plan, as of December 31, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to December 31, 2005 were audited by other auditors, who expressed unqualified opinions on those statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Timothy Plan Small-Cap Value Fund, Timothy Plan Large/Mid-Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan Aggressive Growth Fund, Timothy Plan Large/Mid-Cap Growth Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Money Market Fund, and Timothy Plan Patriot Fund (the “Funds”), nine of the series constituting The Timothy Plan, as of December 31, 2006, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 10 to the financial statements, the Board of Trustees of The Timothy Plan approved a plan of liquidation for Timothy Plan Patriot Fund on February 23, 2007. As a result, the Timothy Plan Patriot Fund changed its basis of accounting from the going concern basis to the liquidation basis effective February 23, 2007.

/s/ Cohen Fund Audit Services
Cohen Fund Audit Services, Ltd.
(f.k.a. Cohen McCurdy, Ltd.)
Westlake, Ohio
March 9, 2007

an Independent member of BAKER TILLY INTERNATIONAL	Registered with the Public Company Accounting Oversight Board	sqif Service Quality Innovation and Fun

BOARD OF TRUSTEES

Arthur D. Ally

Joseph E. Boatwright

Rick Copeland

Bill Johnson

Kathryn T. Martinez

John C. Mulder

Charles E. Nelson

Wesley W. Pennington

Scott Preissler

Alan Ross

Mathew D. Staver

David Tolliver

OFFICERS

Arthur D. Ally, President

Joseph E. Boatwright, Secretary

INVESTMENT ADVISER

Timothy Partners, LTD.

1055 Maitland Center Commons

Maitland, FL 32751

DISTRIBUTOR

Timothy Partners, LTD.

1055 Maitland Center Commons

Maitland, FL 32751

TRANSFER AGENT

Unified Fund Services, Inc.

431 N Pennsylvania St.

Indianapolis, IN 46204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145-1524

LEGAL COUNSEL

David Jones & Assoc., P.C.

395 Sawdust Road, Suite 2148

The Woodlands, TX 77380

For additional information or a prospectus, please call: 1-800-846-7525

Visit the Timothy Plan web site on the internet at: www.timothyplan.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds’ objectives, policies, expenses and other information. Distributed by Timothy Partners, Ltd.

HEADQUARTERS

The Timothy Plan

1055 Maitland Center Commons

Maitland, Florida 32751

(800) 846-7526

www.timothyplan.com

invest@timothyplan.com

SHAREHOLDER SERVICES

Unified Fund Services, Inc.

431 N Pennsylvania Street

Indianapolis, IN 46204

(800) 662-0201

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3.	Audit Committee Financial Expert.

(a) The registrant has an Audit committee currently composed of three independent Trustees, Mr. Wesley Pennington, Mr. John Mulder and Mr. Charles Nelson. The registrant’s board of trustees has determined that Mr. Charles Nelson is qualified to serve as an Audit Committee Financial Expert, and has designated him as such.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

	The Timothy Plan
	FY 2006	$83,500
	FY 2005	$83,500

(b)	Audit-Related Fees

	The Timothy Plan		Registrant	Adviser
	FY 2006		$0	$0
	FY 2005		$0	$0
	Nature of the fees:

(c)	Tax Fees

	The Timothy Plan
	FY 2006	$22,000
	FY 2005	$22,000

	Nature of the fees: preparation of the 1120 RIC

(d)	All Other Fees

	The Timothy Plan
		Registrant	Adviser
	FY 2006	$0
	FY 2005	$0

	Nature of the fees:

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2006	$0	$0
FY 2005	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of December 21, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Timothy Plan

By	* /s/ Arthur D. Ally
Arthur D. Ally, President

Date	3/20/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	* /s/ Arthur D. Ally
Arthur D. Ally, President

Date	3/20/2007

By	* /s/ Arthur D. Ally
Arthur D. Ally, Treasurer

Date	3/20/2007